As filed with the Securities and Exchange Commission on April 26, 2006

File No. 333-22557

File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 11

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 53

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President, Secretary and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	On May 1, 2006 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	On pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Registrant hereby amends this registration statement on such date or dates as may by necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

CROSS REFERENCE

REQUIRED BY FORM N-6

N-6 Item	Caption in Prospectus

1	Cover Page; Back Cover

2	Summary of Benefits and Risks

3	Fee Tables

4	The Separate Account; The Company; Underlying Funds

5	Charges and Deductions

6	Description of Owner, Insured, and Beneficiary; Policy Transactions; Death Benefit; Premiums; Other Information; Other Benefits Available Under the Policy

7	Purchasing a Policy; Premiums; Policy Value

8	Death Benefit; Policy Value

9	Surrenders; Withdrawals; Your Right to Cancel

10	Loans

11	Policy Termination and Reinstatement

12	Federal Income Tax Considerations

13	Legal Proceedings

14	Financial Statements

Caption in Statement of Additional Information

15	Cover Page; Table of Contents

16	The Company; The Separate Account

17	Services

18	Not Applicable

19	Additional Information About the Operation of the Contracts and the Registrant

20	Underwriters

21	Additional Information About Charges

22	Not Applicable

23	Not Applicable

24	Financial Statements

25	Performance Data

26	Not Applicable

1

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a variable rider issued in connection with certificates issued to individuals participating under a group flexible premium adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company (MassMutual). The group policy allows individual owners to elect certificates offering participation in MassMutual’s fixed account and to elect a rider to the certificate offering additional participation in a separate account of MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” The policy provides lifetime insurance protection for as long as it remains in force. Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

The owner (you or your) has a number of investment choices in this policy. They include a Guaranteed Principal Account and more than twenty Separate Account divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account divisions invests in a corresponding fund. These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state specific policy provisions may apply include:

•	Certain investment options and certain policy features;
•	Free look rights, including the length of the free look period and refund amounts;
•	Premium taxes; and
•	Fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy may not be to your advantage.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference into this prospectus and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

For a free copy of the SAI, or for general inquiries, contact our “Administrative Office”:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE: May 1, 2006

Variable Rider

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, electing up to eight divisions at one time, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the Guaranteed Principal Account.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund

American Century VP Value Fund

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Service Class)

MFS® Variable Insurance TrustSM

MFS® Emerging Growth Series

MFS® New Discovery Series

MFS® Research Series

MML Series Investment Fund

MML Equity Index Fund (Class II Shares)

MML Growth Equity Fund

MML Series Investment Fund II

MML Equity Fund

MML Managed Bond Fund

MML Small Cap Equity Fund

Oppenheimer Variable Account Funds

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Fund/VA

Oppenheimer Main Street® Small Cap Fund/VA

Oppenheimer MidCap Fund/VA1

Oppenheimer Money Fund

Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA

Panorama Growth Portfolio

Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio2

T. Rowe Price New America Growth Portfolio

1	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.
2	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment option for policies with a policy date of May 1, 2004 or later.

Massachusetts Mutual Variable Life Separate Account I

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers two death benefit options. Each is the greater of the minimum face amount in effect on the date of death, or:

1.  Death Benefit Option A (a level amount option): The selected face amount in effect on the date of death.

2.  Death Benefit Option B (a variable amount option): The selected face amount plus the account value of the policy on the date of death.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the policy is issued during which you can cancel the policy and receive a refund. Please review your policy carefully for details.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of more than 20 investment divisions within its Separate Account. Each division invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the Guaranteed Principal Account. Amounts allocated to the Guaranteed Principal Account are guaranteed and earn interest daily. Certain restrictions apply to transfer to and from the Guaranteed Principal Account.
FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s face amount;

• change the beneficiary; and

• change your investment selections.

TRANSFERS	Within limitations, you may transfer funds among the investment divisions and the Guaranteed Principal Account. We also offer two automated transfer programs: Automated Account Rebalancing and Automated Account Value Transfer.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its surrender value. You may also withdraw a part of the surrender value. A withdrawal will reduce your account value and may reduce the selected face amount of your policy. Surrenders and withdrawals may result in adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
ASSIGNABILITY	You may assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral. Your beneficiary may receive the Death Benefit free of income tax.
ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.
SUITABILITY	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the policy value in a short period of time.
TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges or it exceeds its debt limit. Before the policy terminates, however, you will have a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium. Termination of your policy may result in adverse tax consequences.
LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals are not available during the 1st six months of the 1st policy year.

• The minimum withdrawal amount is $500. A withdrawal charge equal to the lesser of 2% of the amount of the withdrawal or $25 will be deducted from the amount of the withdrawal.

• The withdrawal amount may not exceed the non-loaned account value of a Separate Account division or Guaranteed Principal Account.

• The maximum withdrawal amount is equal to the cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

LIMITATIONS ON TRANSFERS

• Transfers from the Guaranteed Principal Account are generally limited to one per policy year and may not exceed the lesser of (1) 25% of your account value in the Guaranteed Principal Account at the time of your transfer or (2) Your account value in the Guaranteed Principal Account less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

• We reserve the right to restrict or reject transfers if we determine the transfers reflect frequent trading or a market-timing strategy or are required to restrict or reject by the applicable fund.

• You may maintain account value in a maximum of eight (8) Separate Account divisions and the Guaranteed Principal Account at any one time.

• We reserve the right to charge a transfer fee for each transfer after twelve transfers in a policy year.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have an effect on the policy’s surrender value and will reduce the death proceeds. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty.

Existing tax laws that affect this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium or take account value out of the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Sales Load Charge[1]	When you pay premium	Not to exceed 5% of each premium.	5%
State Premium Tax Charge	When you pay premium	Not to exceed 5% of each premium.	This charge will always equal the applicable state rate multiplied by the premium paid.
Deferred Acquisition Cost (“DAC”) Tax Charge	When you pay premium	Not to exceed 0.25% of each premium.	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.
Withdrawal Charge	When you withdraw a portion of your account value from the policy	2% of the amount withdrawn, not to exceed $25 per withdrawal.	2% of the amount withdrawn, not to exceed $25 per withdrawal.
1	The Sales Load Charge varies for each employer group depending on (1) the group enrollment procedures selected by the employer, (2) the total group premium paid by the employer, (3) the size of the employer group, and (4) other factors. Once the Sales Load Charge is set, it will never change for any of the policies issued to individuals under the same group.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Cost of Insurance Charge[1]	Monthly, on the policy’s monthly calculation date.	Not to exceed “Maximum Amount Deducted”	Minimum/Maximum[4] Rates per $1000 of Insurance Risk: $0.15 — $83.33
Cost of Insurance Charge for a 45 year old non-smoker in the standard risk class, with death benefit option 1.[2]	Monthly, on the policy’s monthly calculation date.	Rate per $1000 of Insurance Risk: $0.12	Rate per $1000 of Insurance Risk: $0.36
Administrative Charge	Monthly, on the policy’s monthly calculation date.

(i) Policies issued as part of an employer sponsored mandatory (basic) insurance program:

•  Fewer than 1,000 policies in a case, $5.25 per policy[6]

•  1,000+ policies in a case, $2.00 per policy[7]

(ii) All other policies, $5.25 per policy

$9 per policy
Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Annual Rate: 0.75% of the policy’s average daily net assets in the Separate Account Divisions	Annual Rate: 1.00% of the policy’s average daily net assets in the Separate Account Divisions

Fee Tables

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Transfer Charge	Upon each transfer after the first 12 transfers in a policy year	$0	$10
Loan Interest Rate Expense Charge	On the policy’s anniversary date	0.75%	1.25%

Rider Charges:		Minimum-Maximum	Minimum-Maximum
• Accelerated Benefits Rider	If a claim for Accelerated Benefits is made	$0 (there is currently no charge for this rider)	$250.00
• Accidental Death and Dismemberment Rider (AD&D)[5]	Monthly, on the policy’s monthly calculation date	Rates per $1000 of Insurance Risk: $0.04 — $0.06	Rates per $1000 of Insurance Risk: $0.04 — $0.06
Accidental Death and Dismemberment Rider charge for a 45 year old, non-smoker, in the standard risk class.	Monthly, on the policy’s monthly calculation date	Rate per $1000 of Insurance Risk: $0.05	Rate per $1000 of Insurance Risk: $0.05
• Waiver of Monthly Charges Rider[5]	Monthly, on the policy’s monthly calculation date	Rates per $1 of Monthly Deduction[3] $0.05 — $0.12	Rates per $1 of Monthly Deduction[3] $0.05 — $0.12
Waiver of Monthly Charges Rider charge for a 45 year old male, non-smoker, in the standard risk class.	Monthly, on the policy’s monthly calculation date	Rate per $1 of Monthly Deduction: $0.06	Rate per $1 of Monthly Deduction: $0.06

All of the monthly charges listed in the Periodic Charges table above are deducted from the Guaranteed Principal Account. If the value in the Guaranteed Principal Account is less than the charges, the deficiency will be deducted proportionately from the then current account values in the Separate Account divisions. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The cost of insurance charge rates may vary by the insured’s issue age, risk classification, selected face amount, policy duration and group rating. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling our Administrative Office at 1-800-665-2654.
2	The rates shown for “representative insured” are 1st year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.48 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.48 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.
3	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge and (c) any applicable rider charges.
4	The cost of insurance charge rates reflected in this table are for standard risks; the maximum cost of insurance charge rates are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables.
5	The accidental death and dismemberment rider charges and the waiver of monthly charges rider charges vary based on the individual characteristics of the insured. These rider charges may not be representative of the charges that a particular policyowner will pay. If you would like information on the accidental death and dismemberment rider charges and the waiver of monthly charges rider charges for your particular situation, you can request a personalized illustration from your financial representative or by calling our Administrative Office at 1-800-665-2654.
6	For employer sponsored mandatory (basic) insurance programs, cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the case exceeds 1,000, we will reduce the monthly Administrative Charge for the policies in that case to $2.00 per policy. Such reduction will take effect within 60 days of the date of the annual review.
7	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the monthly Administrative Charge for your policy will be $5.25.

Fee Tables

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2005. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.37%	1.09%

Investment Management Fees and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2005.

Fund Name	Management Fees[1]		Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century VP Income & Growth Fund	0.70%	[2]	0.00%	—	0.70%
American Century VP Value Fund	0.93%	[2]	0.00%	—	0.93%
Fidelity® VIP Contrafund® Portfolio (Service Class)	0.57%		0.09%	0.10%	0.76%	[3]
MFS® Emerging Growth Series	0.75%		0.13%	—	0.88%	[4]
MFS® New Discovery Series	0.90%		0.16%	—	1.06%	[4]
MFS® Research Series	0.75%		0.18%	—	0.93%	[4]
MML Equity Fund	0.38%		0.03%	—	0.41%	[5]
MML Equity Index Fund (Class II)	0.10%		0.27%	—	0.37%	[6]
MML Growth Equity Fund	0.80%		0.25%	—	1.05%	[5]
MML Managed Bond Fund	0.45%		0.01%	—	0.46%	[5]
MML Small Cap Equity Fund	0.65%		0.06%	—	0.71%	[5]
Oppenheimer Balanced Fund/VA	0.72%		0.02%	—	0.74%
Oppenheimer Capital Appreciation Fund/VA	0.64%		0.02%	—	0.66%
Oppenheimer Core Bond Fund/VA	0.73%		0.03%	—	0.76%
Oppenheimer Global Securities Fund/VA	0.63%		0.04%	—	0.67%
Oppenheimer High Income Fund/VA	0.72%		0.03%	—	0.75%
Oppenheimer International Growth Fund/VA	1.00%		0.09%	—	1.09%
Oppenheimer Main Street Fund® /VA	0.65%		0.02%	—	0.67%
Oppenheimer Main Street Small Cap Fund® /VA	0.74%		0.07%	—	0.81%
Oppenheimer MidCap Fund/VA8	0.67%		0.02%	—	0.69%
Oppenheimer Money Fund/VA	0.45%		0.03%	—	0.48%
Oppenheimer Strategic Bond Fund/VA	0.69%		0.02%	—	0.71%
Panorama Growth Portfolio	0.63%		0.05%	—	0.68%
Panorama Total Return Portfolio	0.63%		0.05%	—	0.68%
T. Rowe Price Mid-Cap Growth Portfolio[7]	0.85%		0.00%	—	0.85%
T. Rowe Price New America Growth Portfolio	0.85%		0.00%	—	0.85%

Fee Tables

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.
2	Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.
3	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been: 0.74%. These offsets may be discontinued at any time.
4	Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may have entered into brokerage arrangements, that reduced or recaptured series’ expenses. Any such expense reductions are not shown in this table. Had these expense reductions been taken into account, “Net Expenses” would be lower.
5	MassMutual has agreed to bear expenses of the MML Equity Fund, MML Growth Equity Fund, MML Managed Bond Fund and MML Small Cap Equity Fund (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset values of the Funds through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Growth Equity Fund do not include this reimbursement. If this table did reflect this reimbursement, the Total Net Operating Expenses for the MML Growth Equity Fund would be 0.91%. We did not reimburse any expenses of the MML Equity Fund or MML Managed Bond Fund.
6	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of ..05% of the average daily net asset values through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.29% for Class II.
7	The T. Rowe Price Mid-Cap Growth Portfolio is unavailable for contracts issued on May 1, 2004, or later.
8	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

(See the fund prospectuses and Statements of Additional Information for more information about the funds.)

Fee Tables

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL)

Availability

Only certificate owners may elect the variable rider. The certificates are only available to individuals who are members of a group acceptable to MassMutual where the group sponsor such as an employer, association, sponsoring organization or trust executes a participation agreement requesting participation in a group contract issued by MassMutual. We refer to the certificates we issue to individuals who elect the variable rider as “policy” or “policies.” We aggregate each individual in a group for purposes of determining:

•	issue dates;
•	policy dates;
•	underwriting classification; and
•	sales load percentages.

The group contract and the participation agreement specify the rights and privileges of the employer or group sponsor. The policy is evidence of coverage under the group contract, and you may exercise all rights and privileges under the policy through the employer or group sponsor. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.

In certain states, the policy is not available as a variable rider to a group flexible premium adjustable life insurance certificate. In these states, the policy is only available as a group flexible premium variable adjustable life insurance certificate issued under a group flexible premium variable adjustable life insurance policy. The policy will still provide you the opportunity to allocate account value to the Separate Account and in all material respects is identical to the variable rider to a group flexible premium adjustable life insurance certificate.

In connection with the offering and sale of the policy, we reserve the right to reject any purchase application.

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a Guaranteed Principal Account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the

The Company/Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL)

investment performance of the funds you select, the interest we credit on the Guaranteed Principal Account, and the death benefit option you select.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit.

Owner, Insured, Beneficiary

Owner

You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. The owner is the person who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your” in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs which may significantly reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement.

Insured

The insured is the person on whose life the policy is issued. The insured is named in the application for the policy. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance. We will not issue a policy for an insured who is more than 75 years old.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named, the owner must have their consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing a Policy and Your Right to Cancel

Purchasing A Policy

To apply for a policy you must send us a completed application. The minimum selected face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s face amount. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the face amount on the policy date. It will be listed on the first page of your policy.

We determine whether to accept or reject the application for the policy. Coverage under the policy generally becomes effective on the policy’s issue date. However, if we have not received the first premium and all documents necessary to process the premium by the issue date, coverage will not begin until the date those items are received, in good order, at our Administrative Office.

Variable Rider to (GVUL)/Owner, Insured, Beneficiary/Purchasing a Policy and Your Right to Cancel

Your Right To A “Free Look”

You have the right to examine your certificate. If you change your mind about owning it, generally, you may cancel it within 10 days of receiving it. Your election of the variable rider does not increase or decrease the duration of this free look period. If you cancel the certificate within the free look period we will issue you a refund. The free look period may vary depending on your state’s requirements.

The refund equals either:

•	the account value plus any premium deduction(s) and monthly deduction(s) reduced by any loans or withdrawals; or
•	where required by state law, all premiums paid, reduced by any loans or withdrawals.

During the free look period, your net

premium payment is held in the Guaranteed Principal Account. If you elect the variable rider after the free look period applicable to your certificate has expired, the net premiums that you pay will be applied among the Guaranteed Principal Account and the divisions of the Separate Account in accordance with your instructions.

To cancel the certificate, return it to us at our Administrative Office, to the agent who sold the certificate, or to one of our agency offices.

Premiums

There are two premium concepts under the policy:

•	Minimum Initial Premium
•	Modal Term Premium

Minimum Initial Premium

You must pay the minimum initial premium and submit the application and all other required forms in good order to our Administrative Office before we will issue your variable rider. The minimum initial premium is $500, and it must be paid either in one lump sum or via payroll deduction throughout the first Policy Year.

There is no $500 minimum initial premium payment requirement to activate the variable rider in states where we issue the policy as a group flexible premium variable adjustable life insurance certificate instead of as a variable rider to a group flexible premium adjustable life insurance certificate.

Modal Term Premium

Your employer pays the estimated premium amount that is necessary to cover the premium deductions and monthly deductions we assess under the policy during a period of time selected by Your employer. We call the estimated premium amount a “modal term premium.” The period of time selected by your employer can be one month, one calendar quarter, a six month period or one year. We call this period of time the “modal term.” We always apply billed modal term premiums payable by the employer to the Guaranteed Principal Account.

We base the modal term premium for a policy upon:

•	cost of insurance rates;
•	the sales load;
•	the state premium tax charge;
•	the deferred acquisition cost tax charge;
•	the administrative charge; and
•	any applicable rider charges.

The modal term premium for your policy may be subject to minimum and maximum amounts depending on:

•	the selected face amount of your policy;
•	the insured’s age; and
•	the employer group.

Please refer to Appendix B for the calculation of a hypothetical modal term premium.

The modal term selected by the employer in the participation agreement forms the basis for the billing cycle for your policy. If the employer selects a monthly modal term, then we will send your employer a monthly premium invoice for your policy. If the employer selects a yearly modal term, then we will send your employer an annual premium invoice. The employer may change the selected modal term at any time by written request to us. Your modal term is specified in your policy’s schedule page.

Purchasing a Policy and Your Right to Cancel/Premiums

If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the policy on your own. If you choose to continue the policy, you will become vested in all policy rights previously held by your employer, including the right to change the modal term to any mode but monthly.

There is no penalty if the employer does not pay the modal term premium; however, if the employer does not pay the modal term premium in a timely manner, we will deduct that amount from your account value. Payment of this amount does not guarantee coverage for any period of time. Even if the employer pays modal term premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment.

Premium Flexibility

While your policy is in force, you may pay premiums at any time before the death of the insured subject to certain restrictions. Except for the minimum initial premium, there are no minimum or maximum premium payments under the policy.

We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to our Administrative Office.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If so, we will follow these procedures:

•	If we receive a subsequent premium payment greater than 21 calendar days prior to the policy anniversary date the premium payment will be considered not in good order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC. We will return the remaining portion of the payment to the premium payer. In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next policy anniversary date.
•	If we receive a subsequent premium payment for a planned premium due greater than 10 but less than 22 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and send a written notice to the owner requesting instructions on how to apply the payment. If the owner does not respond within 10 business days we will credit the policy with the portion of the payment that will not cause the policy to become a MEC and return the balance of the payment to the premium payer. The premium will be credited on the valuation date immediately following the 10th business day after receipt of the premium payment. If the owner responds within 10 business days and requests that the policy become a MEC, the premium payment will be applied on the date we receive the instructions in good order. If the owner responds and does not want the policy to become a MEC, we will apply the portion of the payment that will not cause the policy to become a MEC on the date we receive the instructions in good order and return the balance of the payment to the premium payer.

•	If we receive a subsequent premium payment within 10 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a valuation date, the payment will then be credited on the next valuation date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period, because the start of the 7-pay year may no longer coincide with your policy anniversary. Please refer to the Federal Income Tax Considerations section of this prospectus.

How and When Your Premium is Allocated

You choose the percentages of your net premiums to be allocated to the Separate Account divisions and/or the Guaranteed Principal Account. You may choose any percentages (rounded to two decimal places) as long as the total is 100%. You may allocate net premium payments to a maximum of eight Separate Account divisions and the Guaranteed Principal Account at any time. You may also change your allocation of future net premiums at any time without charge by written

Premiums

request, including via facsimile. This change will be effective on the date the properly completed change form is received at our Administrative Office. To allocate net premiums or to transfer account value to a ninth Separate Account division, you must transfer 100% of the account value from one or more of your eight selected Separate Account divisions.

During the free look period, we will apply the initial net premium we receive under certificates to which a variable rider has been added to the Guaranteed Principal Account. At the end of the free look period, we will apply your account value to the Guaranteed Principal Account and/or Separate Account divisions according to your instructions and subject to our current allocation rules.

Investment Choices

The Separate Account

The part of your premium that you invest in your variable investment divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.”

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the policies.

We have established a segment within the Separate Account to receive and invest premium payments for the policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the segment of the Separate Account that was established for the policies.

Currently, We have established twenty-six (26) divisions within the policies’ designated segment of the Separate Account. Each division purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

We have the right to make certain changes to the Separate Account as described in the section of this prospectus entitled “Reservation of Company Rights to Change the Policy or Separate Account.”

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Premiums/Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. A copy of each underlying fund’s prospectus is attached to this prospectus.

Compensation We Receive From Funds and Advisers

Compensation We Receive From Advisers

We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this policy and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses —Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. Please visit massmutual.com/compensation or call (800) 272-2216 for a list of the funds whose advisers currently pay such compensation.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses — Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General

The compensation (as described above) that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and performance when selecting the funds that will be available with MassMutual’s variable contracts.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500® Index[1] by investing in stocks of companies with solid expected returns.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century Variable Portfolios, Inc. (Continued)
American Century VP Value Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.
Fidelity® Variable Insurance Products (“VIP”) Fund
Fidelity® VIP Contrafund® Portfolio (Service Class)	Adviser: Fidelity Management & Research Company (“FMR”) Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
MFS® Variable Insurance TrustSM
MFS® Emerging Growth Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital. It normally invests at least 65% of its net assets in common stocks and related securities of emerging-growth companies of all sizes.
MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.
MFS® Research Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital and future income. It normally invests at least 80% of its net assets in common stocks and related securities of companies believed to have favorable prospects for long-term growth.
MML Series Investment Fund
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)	Seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s Sub-Adviser believes offer prospects for long-term growth.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund II
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its net assets in investment grade fixed income debt securities.
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Core Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer Main Street Small Cap Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds (Continued)
Oppenheimer MidCap Fund/VA2	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.
Panorama Growth Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return.
Panorama Total Return Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio[3]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index[4].
T. Rowe Price New America Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the U.S.

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.
3	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later.
4	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

Investment Choices

The Guaranteed Principal Account

In addition to the Separate Account, you may allocate net premium or transfer account value to the Guaranteed Principal Account. Amounts you allocate or transfer to the Guaranteed Principal Account become part of MassMutual’s general account assets, which supports life insurance and annuity obligations. You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount. For amounts transferred to the Guaranteed Principal Account due to a policy loan, the guaranteed rate is the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge (this charge is currently 0.75% and will not exceed 1.25%).

We may credit a higher rate of interest at our discretion.

We have not registered the general investment account under the Securities Act of 1933 nor under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the Guaranteed Principal Account or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Investment Choices

Policy Value

How The Value of your Policy is Calculated

The value of your policy is called its account value. The account value has two components:

1.	the variable account value, and

2.	the Guaranteed Principal Account value.

We will calculate your account value on each valuation date. Initially, this value equals the net amount of the first premium you and your employer paid under the policy. This amount is applied to the Guaranteed Principal Account until the expiration of the free look period. The account value is then allocated among the Separate Account divisions and/or the Guaranteed Principal Account according to your instructions, subject to applicable restrictions. We always apply billed modal term premiums paid by the employer to the Guaranteed Principal Account.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account; and
•	loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the premium payment allocated to a division by the value of the accumulation unit for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Guaranteed Principal Account Value

The Guaranteed Principal Account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the Guaranteed Principal Account from the Separate Account; minus
•	amounts transferred or withdrawn from the Guaranteed Principal Account; and minus
•	monthly charges deducted from the Guaranteed Principal Account.

Interest on the Guaranteed Principal Account

The Guaranteed Principal Account value earns interest at an effective annual rate, credited daily.

For the part of the Guaranteed Principal Account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the loan interest rate expense charge; or
•	3% if greater.

Policy Value

For the part of the Guaranteed Principal Account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make premium payments. Nor will making premium payments guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. If the policy is reinstated any adverse tax consequences that resulted from the termination cannot be reversed. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

We will not terminate your policy for failure to pay premiums. However, if on a monthly calculation date the account value less any policy debt is insufficient to cover the total monthly deduction, your policy will enter a grace period.

Grace Period

Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, and
•	30 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value.

Reinstatement

For a period of five (5) years after termination, you may be able to reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. Before we reinstate the policy, we must receive:

1.	A completed application to reinstate on our administrative form;

2.	A premium payment that will produce an account value equal to 3 times the monthly charges due on the monthly calculation date on or next following the date of reinstatement; and

3.	Evidence of insurability satisfactory to us.

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. The policy will be reinstated on the monthly deduction date that is on, or next follows, the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of the policy as of the reinstatement date. Your account value at reinstatement will be the premium paid at that time, reduced by any applicable sales load, premium tax charges and federal deferred acquisition cost tax charges and any monthly charges then due.

If you reinstate your policy, it may become a “modified endowment contract” under current federal law. If this occurs, a signed acknowledgement that the policy has become a modified endowment contract is required. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Policy Value

Policy Transactions

While your policy is in force you may transfer funds among the variable investment divisions and to or from the Guaranteed Principal Account. You may also borrow against the policy, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may transfer all or part of a Separate Account division’s account value to any other division or the Guaranteed Principal Account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the valuation time on a valuation date, your transfer request will be effective on the next valuation date. We will consider all transfers made on one valuation date to be one transfer.

You can make transfers by written request on our administrative form or via the internet. In your transfer request, you must indicate the dollar amount or the percentage (rounded to two decimal places) you wish to transfer.

There is no limit on the number of transfers you may make. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than twelve (12) transfers in a policy year. This fee will not exceed $10 per transfer.

You may maintain account value in a maximum of eight (8) Separate Account divisions and the Guaranteed Principal Account at any one time. If you want to allocate net premium or transfer account value to a ninth division, you must transfer 100% of the account value from one or more of the eight active Separate Account divisions.

You may transfer account value from the Separate Account to the Guaranteed Principal Account at any time without incurring a fee. You may only transfer account value from the Guaranteed Principal Account to the Separate Account once per policy year. This transfer may not exceed the lesser of:

•	25% of the Guaranteed Principal Account value (less any policy debt) at the time of your transfer, or
•	the Guaranteed Principal Account value (less any policy debt) less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

There is one exception to this rule. If:

•	you have transferred 25% of the Guaranteed Principal Account value in each of the previous three policy years, and
•	you have not allocated premium payments or made transfers to the Guaranteed Principal Account during any of the previous three policy years, except as a result of a policy loan, then you may transfer the remainder of the Guaranteed Principal Account value (less any policy debt) out of the Guaranteed Principal Account in the succeeding policy year. In this situation, you must transfer the full amount out of the Guaranteed Principal Account (less any policy debt) in one transaction.

Automated Account Value Transfer

Automated account value transfer allows you to make monthly transfers of account value in a Separate Account division to any combination of Separate Account divisions and the Guaranteed Principal Account. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated account value transfers are not available from more than one Separate Account division or from the Guaranteed Principal Account. We consider this process as one transfer per policy year. We do not charge you for participating in the Automated Account Value Transfer Program.

You can elect, change or cancel automated account value transfer on any valuation date, provided we receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after we receive your request in good order at our Administrative Office. If we receive your request before the end of the free look period, your first automated transfer will occur on the valuation date next following the end of this period.

Policy Transactions

Transfers will occur automatically. However, you must specify:

•	the Separate Account division we are to transfer from; and
•	the Separate Account division(s) and/or Guaranteed Principal Account we are to transfer to; and
•	the length of time during which transfers will continue.

If your transfer amount is greater than your account value in the Separate Account division we are transferring from, then we will transfer your remaining value in that division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

We may at any time modify, suspend or terminate the automated account value transfer program without prior notification.

Automated Account Re-Balancing

Automated account re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your account value in any combination of the Separate Account divisions and the Guaranteed Principal Account. We must receive a fully completed written request in order to begin your automated account re-balancing program. Then, we will make transfers on a quarterly basis to and from the Separate Account divisions and the Guaranteed Principal Account to re-adjust your account value to your specified percentage. Quarterly re-balancing is based on your policy year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-Balancing Program.

This program allows you to maintain a specific fund allocation. We will re-balance your account value only on a monthly calculation date. We consider automated account re-balancing as one transfer per policy year.

You can elect or cancel automated account re-balancing on any valuation date, provided we receive a fully completed written request. You may only change allocation percentages once each policy year. In addition, you may only reduce your allocation to the Guaranteed Principal Account by up to 25% once each policy year.

The effective date of the first automated re-balancing will be the first monthly calculation date after we receive your request in good order at our Administrative Office. If we receive the request before the end of the free look period, your first re-balancing will occur on the valuation date next following the end of the free look period. The automated account re-balancing program is not subject to the restrictions on transfers from the Guaranteed Principal Account to the Separate Account.

We may at any time modify, suspend or terminate the automated account re-balancing program without prior notification.

You may participate in either the automated account value transfer program or the automated account re-balancing program at one time.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policy owners and beneficiaries under the policy, including long-term policy owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity, and will not accommodate frequent transfers of account value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing

Policy Transactions

of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this policy, determine that a policy owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the policy owner to submit transfer requests by overnight mail, facsimile transmission, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the account value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a policy owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all policy owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all policy owners.

Withdrawals

After your policy has been in force for six months, you can withdraw value from your policy. You must send a written request on our administrative form to our Administrative Office.

•	Minimum withdrawal amount: $500 (before deducting the withdrawal charge).
•	Maximum withdrawal amount: cash surrender value less an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

We deduct a charge of 2.0% of the amount you withdraw. This charge will not exceed $25.00.

We deduct the withdrawal amount from your account value as of the valuation time on the applicable valuation date.

You must specify the Guaranteed Principal Account or the Separate Account division(s) from which the withdrawal is to be made. If you do not specify otherwise, we will withdraw the amount in proportion from your values in the Separate Account divisions and the Guaranteed Principal Account, subject to the following restrictions:

•	an amount equal to any policy debt plus one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the Guaranteed Principal Account; and
•	the withdrawal amount may not exceed the non-loaned account value of a Separate Account division or the Guaranteed Principal Account.

Policy Transactions

We will reduce your account value by the amount of the withdrawal. If necessary, we will reduce Your policy’s selected face amount to prevent an increase in the amount at risk, unless you provide us with satisfactory evidence of insurability. Withdrawals may have adverse tax consequences.

We will normally pay any withdrawal amounts within 7 days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the withdrawal amount. (Please refer to “Deferral of Payments” in the Other Policy Rights and Limitations section)

Surrenders

You may surrender your policy for its cash surrender value at any time while the policy is in force and the insured is alive. The cash surrender value is equal to:

•	the account value; less
•	any outstanding policy debt.

There is no surrender charge.

Your surrender is effective on the date we receive the policy and a fully completed written request in good order at our Administrative Office, unless you select a later effective date. If, however, we receive your surrender request on a date that is not a valuation date or after a valuation time, then your surrender will be effective on the next valuation date.

The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrenders may have adverse tax consequences.

We will normally pay any surrender amounts within 7 days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the surrender amount. (Please refer to “Deferral of Payments” in the Other Policy Rights and Limitations section)

Loans

After your policy has been in force for 6 months, you may take a loan from the policy. We charge interest on policy loans, and the interest may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.”

You may repay all or part of your policy debt, but you are not required to do so. We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will affect your policy’s cash surrender value;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

To take a loan, you must send a written request on our administrative form to our Administrative Office.

You must assign your policy to us as collateral for the loan.

Maximum Loan Amount

The maximum loan amount allowed at any time is equal to:

•	90% of your account value at the time of the loan; less
•	any outstanding policy debt before the new loan; less
•	interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less
•	an amount equal to one plus the number of monthly calculation dates remaining in your modal term multiplied by your most recent monthly deduction.

Payment of Proceeds

Loans will be effective on the valuation date we receive your written request and all other required documents in good order at our Administrative Office.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account divisions and the Guaranteed Principal Account in proportion to the non-loaned account value of each on the effective date of the loan. However, an amount equal to one plus the number of monthly

Policy Transactions

calculation dates remaining in your modal term multiplied by your most recent monthly deduction must remain in the Guaranteed Principal Account. We liquidate accumulation units in the Separate Account divisions and transfer the resulting dollar amounts to the Guaranteed Principal Account. These dollar amounts become part of the loaned portion of the Guaranteed Principal Account. You may not borrow from the loaned portion of the Guaranteed Principal Account.

We will normally pay any loan amounts within 7 days after we receive all required documents in good order at our Administrative Office, unless we elect to delay payment of the loan amount. (Please refer to “Deferral of Payments” in the Other Policy Rights and Limitations section)

Interest Credited on Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan portion of the Guaranteed Principal Account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the loan interest rate expense charge.

The loan interest rate expense charge is currently .75%. We guarantee that this charge will not exceed 1.25%.

Loan Interest Rate

Your employer elects a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service. If this average is no longer published, we will use a substantially similar average. The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or
•	5%.

We will increase the rate if the maximum limit is at least  1/2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least  1/2% lower than the rate in effect for the previous year.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. Interest is due on each policy anniversary. If you do not pay interest when due, we will add the interest to the loan, and it will bear interest at the same rate. Any interest capitalized on a policy anniversary will be treated the same as a new loan. We will deduct this capitalized interest from the Separate Account divisions and the Guaranteed Principal Account in proportion to the non-loaned account values in each.

Effect of a Loan on the Values of the Policy

A policy loan reduces the death benefit and cash surrender value under the policy by the amount of the policy debt.

As long as a loan is outstanding, a portion of the account value equal to the loan is invested in the Guaranteed Principal Account. The Guaranteed Principal Account does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy may be at risk of terminating. If this happens, we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your policy debt limit is reached when total policy debt equals or exceeds the account value.

Repayment of Loans

You may repay all or part of any policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment.

We will apply your loan repayments on the valuation date they are received at our Administrative Office in good order.

Upon repayment, we will transfer values equal to the repayment from the loaned portion of the Guaranteed Principal Account to the non-loaned portion of the Guaranteed Principal Account and the applicable Separate Account division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account division and/or the Guaranteed Principal Account at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the surrender value or death benefit.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

Upon receiving proof of death, we pay the beneficiary the death benefit amount determined as of the date the insured dies.

The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

The minimum face amount for your policy is based on your policy’s account value as described below.

Minimum Face Amount

To qualify as life insurance under Internal Revenue Code section 7702, the policy must have a minimum face amount. We determine the minimum face amount by multiplying the account value by the minimum face amount percentage. The percentage depends upon the insured’s age.

Death Benefit Options

In the application or enrollment form, you must choose a selected face amount and death benefit option. We offer two death benefit options:

•	Death Benefit Option A — the death benefit is the greater of:

(a)	the selected face amount in effect on the date of death; or

(b)	the minimum face amount in effect on the date of death.

•	Death Benefit Option B — the death benefit is the greater of:

(a)	the sum of the selected face amount in effect on the date of death plus the account value on the date of death; or

(b)	the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and
•	We deduct any policy debt outstanding on the date of death; and
•	We deduct any account charges unpaid as of the date of death.

You should note that Death Benefit Option B is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Example:    The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death	$30,000	$50,000
(c) Minimum face amount percentage on date of death:	280%	280%
(d) Minimum face amount (b x c):	$84,000	$140,000
Death benefit if Death Benefit Option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
Death benefit if Death Benefit Option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the insured is living by written request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the policy anniversary nearest the insured’s 100th birthday. There is no charge for a change in the Death Benefit Option.

Death Benefit

The effective date of any change in the Death Benefit Option will be your first policy anniversary on, or next following, the later of:

•	15 days after we receive and approve your written request for such change; or
•	the requested effective date of the change.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges will change accordingly.

If you increase or decrease the selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a modified endowment contract may effect your tax situation.

Increases in Selected Face Amount. You may increase the selected face amount by sending us a new enrollment form, or by sending us an application if you are no longer associated with your employer. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the selected face amount after the policy anniversary following the insured’s 75th birthday. Any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after we have received and approved your written request for such change; or
•	the requested effective date of the change.

Any increase for policyowners no longer associated with the employer must be at least $5,000.

Decreases in Selected Face Amount. You may also decrease your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000.

We will not allow a decrease in the selected face amount after the policy anniversary following the insured’s 100th birthday. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after we receive and approve your written request for such change;
•	the one year period following the effective date of your previously requested decrease; or
•	the requested effective date of the change.

When We Pay Death Benefit Proceeds

If the policy has not terminated, we will normally pay the death benefit within 7 days after we receive all required documents in good order at our Administrative Office.

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods.” After that two-year period, we cannot contest a policy’s validity, except for failure to pay premiums.

We can delay payment of the death benefit during any period that:

•	It is not reasonably practicable to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings;
•	Trading is restricted by the Securities and Exchange Commission (SEC); or
•	The SEC determines that an emergency exists; or
•	The SEC, by order, permits us to delay payment for the protection of our policyowners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	Fixed Amount Payment Option;
•	Fixed Time Payment Option;
•	Lifetime Payment Option;
•	Interest Payment Option;
•	Joint Lifetime Payment Option; and
•	Joint Lifetime Payment Option with Reduced Payments.

Death Benefit

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two years from the issue date, the death benefit will be limited to the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.
•	If the death occurs after two years from the issue date but within two years from an increase in the selected face amount and while the policy is in force, the death benefit will be limited to the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

Misstatement of Age

If the insured’s age is misstated in the application, an adjustment will be made. If the adjustment is made when the insured dies, we will adjust the death benefit by the most recent cost of insurance charge according to the correct age. If we make the adjustment before the insured dies, we will base future monthly deductions on the correct age.

Death Benefit

Charges and Deductions

We deduct the following charges from the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions From Premiums

Prior to applying your premium to the Guaranteed Principal Account or the selected Separate Account divisions, we deduct a sales load, state premium tax and a deferred acquisition cost tax charge from your premium.

Sales Load Charge

We deduct a sales load from your premium for the expenses related to the sale and distribution of the policies. The sales load varies for each employer group depending on:

•	group enrollment procedures selected by the employer;
•	total group premium paid by the employer;
•	the size of the employer group; and
•	other factors.

Once the charge is set, it will never change for any of the policies issued to individuals under the same group. The maximum sales load charge that we can deduct is 5% of each premium.

The amount of the sales load in a policy year is not necessarily related to our actual sales expenses for that particular year. To the extent that our sales expenses are not covered by the sales load, they will be recovered from our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

State Premium Tax Charge

States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against us by the states. The state rate will be either the Massachusetts rate or the applicable state rate. We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify us of any residence change. Any change in this charge will be effective immediately. The current range of this charge is 0% to 5% of each premium.

Deferred Acquisition Cost (“DAC”) Tax Charge

This charge is related to our federal income tax burden, under Internal Revenue Code Section 848. The current charge is 0% to 0.25% of each premium. This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The maximum loan interest rate expense charge is 1.25%. It is deducted from the policy loan rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Surrender Charges

There are no surrender charges.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date:

•	An administrative charge;
•	A cost of insurance charge; and
•	Any rider charge (if applicable).

We deduct the monthly account value charges from the Guaranteed Principal Account on each monthly calculation date. If the value in the Guaranteed Principal Account is less than the

Charges and Deductions

account value charge, then we will deduct the deficiency from the Separate Account pro rata according to the account value in the Separate Account divisions.

Administrative Charge

We deduct a monthly charge for costs we incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners. The maximum administrative charge is $9.00 per month.

Cost of Insurance Charge

(We refer to this charge as the “Mortality Charge” in your policy)

The cost of insurance charge compensates us for providing you with life insurance protection. We expect to profit from this charge and may use these profits for any lawful purpose. We deduct a cost of insurance charge based on your policy’s insurance risk. This charge is deducted first from the Guaranteed Principal Account until the Guaranteed Principal Account value is exhausted. Any remaining charge not deducted from the Guaranteed Principal Account will be deducted from the divisions of the Separate Account in proportion to the value in each as of the date of the deduction.

We determine the cost of insurance separately for the initial face amount and for any increases in face amount. If we approve an increase in face amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.

The maximum or guaranteed cost of insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners’ Standard Ordinary Mortality Table, Table B (80% male), non smoker or smoker table, ages of the insureds based on their last birthday.

Your policy’s actual or current cost of insurance charge rates are based on the insured’s issue age and the rate class to which the policy belongs. Rate class is based on risk classification (which may include smoking status) and group rating (including whether coverage is mandatory or voluntary). Within a rate class, cost of insurance charge rates generally increase as the insured’s age increases and may vary with the number of years coverage has been in force, the group’s status and whether the insured continues to be employed by or associated with the sponsoring employer or group.

How the cost of insurance charge is calculated

We calculate the cost of insurance charge on the first day of each policy month by multiplying the current cost of insurance charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	the amount of death benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly insurance charge is due.

The following two steps describe how we calculate the insurance charge for your policy:

Step 1: We calculate the insurance risk for your policy:

a.	We divide the amount of the death benefit available under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024663; and
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1(a) above.

Step 2: We multiply the insurance risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge. We will apply any changes in the cost of insurance charges in a manner not unfairly discriminatory to policyowners. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your cost of insurance charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of the insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,

Charges and Deductions

•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the selected face amount, and
•	changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

(We refer to this charge as the “Net Investment Factor Asset Charge” in your policy)

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The maximum or guaranteed percentage is 1.0%.

The charge is deducted from the Separate Account but not from the Guaranteed Principal Account.

This charge compensates us for the mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.

The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the administrative charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Other Charges

Charges for Federal Income Taxes

We do not currently charge the Separate Account divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Separate Account divisions to provide for future federal income tax liability of the Separate Account divisions.

Investment Management Fees and Other Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of insureds;
•	the total premium expected to be paid;
•	total assets under management for the policyowner;
•	the nature of the relationship among individual insureds;
•	the purpose for which the policies are being purchased;
•	the expected persistency of individual policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policyowners which reflects differences in costs of services.

Charges and Deductions

Other Benefits Available Under The Policy

At your employer’s request, the policy can include additional benefits. We approve these benefits based on our standards and limits for issuing insurance and classifying risks. Any additional benefit we provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from your account value. Subject to state availability, the following riders are available.

Accelerated Benefits Rider

This rider permits part of the proceeds of the policy to be available before death if the insured becomes terminally ill. We will require proof, satisfactory to us, that the insured is terminally ill and is not expected to live longer than 12 months prior to activation of the rider. In return for the advanced payment, we establish a lien against the policy, equal to the amount of the accelerated benefit. We do not charge interest against the lien. This rider is available under all policies and there is currently no charge for this rider.

Accidental Death and Dismemberment Rider

With this rider we will pay a benefit equal to a percentage of the accidental death and dismemberment rider face amount specified in the following table if the insured dies or becomes dismembered due to accidental causes prior to attaining age 65. The rider’s selected face amount will be the lesser of the policy’s selected face amount or $500,000. Your employer determines whether this rider becomes available under your policy.

Loss of	Percent of Rider Face Amount Payable
Life	100
Both Limbs	100
Both Arms	100
Sight of Both Eyes	100
One Limb and Sight of One Eye	100
One Arm and Sight of One Eye	100
One Limb or One Arm	50
Vision of One Eye	50

Waiver of Monthly Charges Rider

Under this rider we will waive the account value charges of your policy if:

•	the insured becomes totally disabled before the policy anniversary after the insured’s 65th birthday; and
•	such total disability continues for 6 months.

The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	The insured is no longer disabled; or
•	You do not give us the required satisfactory proof of continued total disability; or
•	The insured fails or refuses to have a required examination; or
•	The policy anniversary date after the insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

Other Benefits Available Under The Policy

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information presented is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek tax and legal advice from a qualified tax advisor. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your cost basis in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the insureds; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy

Federal Income Tax Considerations

were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the

Federal Income Tax Considerations

policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amounts paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period we will retest the policy using the lower benefit amount from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning with the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new 7-pay test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Federal Income Tax Considerations

Payments to Nonresident Aliens. Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

(1)	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and
(2)	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Other Information

Paid-up Policy Date

The paid-up policy date is the policy anniversary after the insured’s 100th birthday. On and after this date, your selected face amount will equal the account value. As of this date and thereafter, the death benefit option will be Death Benefit Option A, the charge for cost of insurance will be $0 and we will no longer accept premium payments. We will continue to deduct any other account value charges. Your payment of premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy.

The policy is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”).

Commissions

Commissions are paid to MMLISI and all broker-dealers who sell the policy. Commissions for sales of the policy by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the policy by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Commissions are a percentage of premiums paid under the policies. Commissions will not exceed 30% of premiums, plus 0.20% of the policy’s average annual variable account value.

If a registered representative (whether of MMLISI or another broker-dealer) produces $ 1,000,000 of excess premium from the sale of policies during any calendar year, we will pay the registered representative (if a registered representative of MMLISI), or the other broker-dealer, additional compensation equal to 1% of the excess premium received during the calendar year in which the production goal was met. We define excess premium as premium we receive in excess of the policy’s modal term premium.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits

Federal Income Tax Considerations/Other Information

from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers

In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. This additional compensation is not offered to all broker-dealers and the terms of the arrangements may differ among broker-dealers. Any such compensation will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described in this section may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Other Policy Rights and Limitations

Right to Assign the Policy

You may assign your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on us, we must receive a signed assignment in proper form at our Administrative Office. We are not responsible for the validity of any assignment.

Dividends

Each year we determine the money available to pay dividends. We then determine if we will pay any dividend under the policy. We will pay any dividend on your policy anniversary. We do not expect to pay any dividends under the policies.

Deferral of Payments

We may delay payment of any surrenders, withdrawals and loan proceeds from the Guaranteed Principal Account for up to 6 months from the date the request is received at our Administrative Office.

We may delay payment of any surrenders, withdrawals or loans from the Separate Account during any period when

•	It is not reasonably practicable for us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or
•	The Securities and Exchange Commission determines that an emergency exists; or
•	The Securities and Exchange Commission permits us to delay payment for the protection of our policyowners.

If we delay payment of a surrender or withdrawal for 10 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner’s ability to make certain transactions and thereby refuse to

Other Information

accept any request for transfers, withdrawals, surrenders or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Reservation of Company Rights to Change the Policy or Separate Account

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, we will seek your approval.

Specifically, we reserve the right to:

•	Create new segments of the Separate Account for any new variable life insurance products we create in the future;
•	Create new Separate Accounts;
•	Combine any two or more Separate Accounts;
•	Make available additional Separate Account divisions investing in additional investment companies;
•	Eliminate one or more Separate Account divisions;
•	Substitute or merge two or more Separate Account divisions or Separate Accounts;
•	Invest the assets of the Separate Account in securities other than shares of the funds as a substitute for such shares already purchased or as the securities to be purchased in the future;
•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;
•	De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and
•	Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, we are engaged in litigation related to the termination of our former Chief Executive Officer in June 2005. Further, we, along with several other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While we are not aware of any actions or allegations that should reasonably give rise to a material adverse impact to our financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

In 2005, we received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to us of the settlement including related expenses. As of December 31, 2005, we have paid $81 million of the original estimated liability of $268 million, resulting in a remaining estimated liability of approximately $187 million.

We are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of its business. We have cooperated fully with these regulatory agencies with regard to their investigations and has responded to information requests and comments.

Other Information

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, we have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

We believe that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular matter may be material to our operating results for a particular period depending upon, among other factors, the size of the matter and the level of our income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Glossary

Application: The form used to apply for the initial selected face amount when underwriting is involved and the form used to apply for an increase in the selected face amount of the policy after you cease to be associated with an employer. An employer must complete a master application in order to initially apply for the program. You must complete a supplement to the application in order to apply for the policy.

Case: A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Employee: A person who is associated with an employer and the spouse of such person.

Employer: The employer, association, sponsoring organization or trust which has executed a participation agreement electing participation in a group contract.

Enrollment Form: A document used by potential certificate owners to apply for the certificates and to apply for an increase in the selected face amount of the certificate when the certificate owner is associated with an employer and no underwriting is involved.

Group Contract: A group flexible premium adjustable life insurance contract in which the employer elects to participate and which is issued by us.

Insured: Person whose life the policy insures.

Issue Date: The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Modal Term: A period selected by the employer for which modal term premiums will be paid in advance by the employer. This period may be monthly, quarterly, semi-annual or annual. Your modal term at the time of policy issue is specified in your policy schedule page.

Monthly Calculation Date: The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Monthly Deductions: The deductions from the account value under the policy which we generally deduct on the monthly calculation date. The deductions are equal to the sum of the charge for cost of insurance protection, the administrative charge, and the charge for the cost of any additional benefits provided by rider. We refer to these three charges as account value charges.

Net Premium: Premium paid less sales load, premium tax charges and federal deferred acquisition cost tax charges.

Participation Agreement: An agreement executed by the employer requesting participation in a group contract issued by Us.

Policy Anniversary: The anniversary of the policy date.

Policy Date: The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year: The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner: The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on our records.

Valuation Date: A date on which the prices of the Separate Account accumulation units are determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Time: The time the New York Stock Exchange closes on a valuation date (currently, generally, 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Appendix A

1

Appendix B

Modal Term Premium Calculation

The modal term premium is an estimate of the premium that will be sufficient to cover the premium deductions and the monthly deduction for the modal term. It equals the monthly deduction(s) during the modal term divided by 1 less the premium deduction discounted at a rate no lower than the monthly equivalent of the minimum annual interest rate for the Guaranteed Principal Account.

Example:

a.	Specified Amount:	$250,000

b.	Monthly Guaranteed Interest at 3%	.246627%

c.	NAAR = a./(1 + b.):	$249,384.95

d.	Monthly COI Rate:	$.00014075

e.	Monthly COI Charge = c. x d.:	$35.10

f.	Monthly Policy Fee:	$5.25

g.	Monthly Deduction Before Premium Load = e. + f.:	$40.35

h.	Premium Load:	3%

i.	Monthly Deduction = g./(1 – h.):	$41.60

j.	Monthly Annuity Due at 3%:	11.83895088

k.	Annual Modal Term Premium = i. x j.:	$492.49

Appendix B

1

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this Registration Statement. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

Large Corporate Markets

1295 State Street

Springfield, MA 01111-0001

1-800-665-2654

www.massmutual.com

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Class (Contract) Identifier: C000027261

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

May 1, 2006

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2006 for the Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate (GVUL) contract. The GVUL contract and its prospectus may be referred to in this SAI.

For a copy of the GVUL prospectus, contact your financial representative, or our Administrative Office at Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Large Corporate Markets (1-800-665-2654) www.massmutual.com.

	SAI	Prospectus
Company	2	10
The Separate Account	2	14
Services	2
• Custodian	2
Additional Information About the Operation of the Contracts and the Registrant	2
• Purchase of Shares in Underlying Investment funds	2
• Annual Reports	2
• Incidental Benefits	2
• Death Benefit Payment Options	2
Underwriters	3
• Sales and Other Agreement	3
Additional Information About Charges	4
• Sales Load	4
• Reduction of Charges	4
• Underwriting Procedures	5
• Increases in Face Amount	5
Taxes	6	34
Experts	7
Financial Statements	8	40

1

COMPANY

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individual and institutional customers. The Company is organized as a mutual life insurance company.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account and Guaranteed Principal Account. Each year within 30 days after the policy anniversary, we will mail the policyowner a report showing:

•	The account value at the beginning of the previous policy year;

•	all premiums paid since that time;

•	all additions to and deductions from the account value during the policy year; and

•	the account value, death benefit, cash surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Death Benefit Payment Options

We will pay the death benefit in cash, in one lump sum, or under one or more of the following options if selected by the Policyowner. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

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Fixed Amount Payment Option	We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount we hold runs out. The last payment will be for balance only.

Fixed Time Payment Option	We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:
• the total amount applied;
• the period selected; and
• the monthly interest rate we credit to the unpaid balance.

Lifetime Payment Option	We make equal monthly payments on the life of a named person. Three variations are available:
• Payments for life only;
• Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or
• Payments guaranteed for the amount applied or the death of the named person, whichever is later.

Interest Payment Option	We hold any amount applied under this option. We will pay interest monthly on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Joint Lifetime Payment Option	We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:
• Payments guaranteed for 10 years or when both named persons die, whichever is later; and
• Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

Joint Lifetime Payment Option with Reduced Payments to Survivor	We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce the payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights under Payment Options. If provided in the payment option election, you may withdraw all or part of the unpaid balance or apply it under any other option. However, you may not withdraw payments that are based on a named person’s life.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1295 State Street, Springfield, Massachusetts 01111-0001, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

Sales and Other Agreements

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Compensation paid to and retained by MML Distributors in 2003, 2004 and 2005 was $10,000, $133,058 and $72,566, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the policy. During January 1, 2003 through December 31, 2003, commissions paid were $2,998,633. During January 1, 2004 through December 31, 2004, commissions paid were $3,473,612. During January 1, 2005 through December 31, 2005, commissions paid were $4,011,032.

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MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

Agents or selling brokers who sell the policy receive commissions as a percentage of the premium paid. General Agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 30% of premiums, plus 0.20% of the policy’s average annual Variable Account Value.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives may also receive commission overrides, allowance and other compensations.

Agents and General Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

If a selling broker, agent or general agent produces $1,000,000 of excess premium from the sale of a policy during any calendar year, we will pay that selling broker, agent or general agent additional compensation equal to 1% of excess premium received during that calendar year in which the production goal was met. We define excess premium as premium we receive in excess of the policy’s modal term premium.

The offering is on a continuous basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a sales load charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 5% of premium. The sales load varies for each employer group depending on the following factors:

(1)	group enrollment procedures selected by the employer,

(2)	total group premium paid by the employer,

(3)	the size of the employer group, and

(4)	other factors.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

4

•	the number of insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policyowner;

•	the nature of the relationship among individual insureds;

•	the purpose for which the policies are being purchased;

•	the expected persistency of individual policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policyowners which reflects differences in costs of services.

Underwriting Procedures

Before we issue a certificate to an individual evidencing insurance under a group universal life insurance policy offered by MassMutual, we will require evidence of insurability. This means that (1) you must complete an application and submit it to our Administrative Office, and (2) we may require that the insured have a medical examination. Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

We do not require underwriting prior to the issuance of the variable rider to the certificate.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), Table B, ages of the insureds on their last birthday.

Increases in Face Amount

Additional coverage acquired in accordance with an increase in face amount will incur mortality charges on the same basis as the original contract. Following an increase in face amount, account values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for Strategic Group Variable Universal Life® on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-665-2654, Monday—Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

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TAXES

Massmutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the guaranteed principal account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the Guaranteed Principal Account.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

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EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2005 and for each year in the two-year period then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2005 and 2004, and for the years then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated March 31, 2006 refers to other auditors whose report on the financial highlights of Massachusetts Mutual Variable Life Separate Account I, for each year in the three-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated February 24, 2006 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company for the year ended December 31, 2003, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

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FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2005

Statements of Operations and Changes in Net Assets for the years ended December 31, 2005 and 2004

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2005 and 2004

Statutory Statements of Income for the years ended December 31, 2005 and 2004

Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2005, 2004 and 2003

Statutory Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003

Notes to Statutory Financial Statements

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Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2005, and the related statements of operations and changes in net assets and the financial highlights for each year in the two-year period ended December 31, 2005. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each year in the three-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2005, and the results of its operations, changes in its net assets, and financial highlights for each year in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 31, 2006

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

									(Initial)	(Service)
ASSETS
Investments
Number of shares	23,354	41,224	109,153	2,677,343	107,603	922,254	346,354	259,583	1,016,232	167,255	4,578	200,593	456,180

Identified cost	$325,990	$756,267	$1,203,104	$16,898,234	$757,222	$7,440,033	$5,269,222	$9,194,145	$22,785,570	$3,859,406	$132,374	$3,050,120	$4,202,247

Value	$356,614	$842,625	$1,385,146	$20,106,846	$885,575	$7,562,486	$5,704,444	$9,895,307	$31,533,676	$5,173,196	$153,637	$3,367,961	$4,872,006
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	29,935	815	27,832	-	2,338	11,331	14,114	3,294	3,849	6,918

Total assets	356,614	842,625	1,385,146	20,136,781	886,390	7,590,318	5,704,444	9,897,645	31,545,007	5,187,310	156,931	3,371,810	4,878,924

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	87	47	5	-	-	-	15	-	-	-	-	-	-

NET ASSETS (For variable life insurance policies)	$356,527	$842,578	$1,385,141	$20,136,781	$886,390	$7,590,318	$5,704,429	$9,897,645	$31,545,007	$5,187,310	$156,931	$3,371,810	$4,878,924

Outstanding Units
Policy owners	257,079	618,846	2,402,426	18,318,707	1,155,022	5,171,296	4,217,625	6,908,068	21,511,422	3,696,254	242,446	1,933,096	5,486,012

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	1.07	-	-	-	-	1.40	-	-	-	-
Survivorship Variable Universal Life	1.41	1.38	0.65	1.26	-	1.50	1.37	1.47	1.75	-	-	1.78	0.95
Survivorship Variable Universal Life II	1.41	1.38	0.65	1.00	-	1.50	1.37	1.47	1.27	-	-	1.78	0.81
Variable Universal Life	1.40	1.37	0.65	1.15	-	1.48	1.36	1.46	1.51	-	-	1.77	0.80
Variable Universal Life II (Note 1)
Tier 1	1.39	1.36	0.57	1.10	-	1.48	1.36	1.45	1.45	-	-	1.76	0.90
VUL GuardSM (Note 1)
Tier 1	1.40	1.37	1.41	1.46	-	1.49	1.37	1.46	1.67	-	-	1.77	1.31
Tier 2	1.19	1.26	1.05	1.25	-	1.28	1.23	1.22	1.40	-	-	1.43	1.16
Tier 3	1.18	1.25	1.05	1.24	-	1.27	1.22	1.22	1.39	-	-	1.42	1.16
Tier 4	1.18	1.26	1.05	1.24	-	1.27	1.22	1.22	1.39	-	-	1.42	1.16
Survivorship VUL GuardSM (Note 1)
Tier 1	1.13	1.18	1.21	1.15	-	1.15	1.16	1.16	1.32	-	-	1.27	1.12
Tier 2	1.14	1.18	1.22	1.15	-	1.15	1.16	1.16	1.33	-	-	1.27	1.12
Tier 3	1.14	1.18	1.22	1.16	-	1.15	1.16	1.16	1.33	-	-	1.28	1.12
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	0.98	-	1.72	-	-	-	-	-	-	1.11
Strategic Variable Life® Plus	-	-	-	0.96	0.77	1.69	-	-	-	1.44	0.65	-	0.96
Strategic Group Variable Universal Life®	-	-	-	1.10	-	1.42	-	-	-	1.39	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
ASSETS
Investments
Number of shares	58,839	25,762	28,461	154,393	38,060	28,836	364,052	1,312	234,217	2,605	75,402	7,805

Identified cost	$617,051	$298,744	$272,559	$2,440,261	$892,402	$731,267	$7,392,526	$29,066	$5,756,465	$65,793	$1,277,294	$136,228

Value	$772,561	$308,375	$342,959	$2,397,726	$979,666	$767,609	$10,076,966	$36,017	$6,548,703	$72,311	$1,442,431	$150,560
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	989	-	49,274	-	4,298	-	-	-	6,842	-

Total assets	772,561	308,375	343,948	2,397,726	1,028,940	767,609	10,081,264	36,017	6,548,703	72,311	1,449,273	150,560

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	17	10	-	32	-	44	-	13	746	13	-	70

NET ASSETS (For variable life insurance policies)	$772,544	$308,365	$343,948	$2,397,694	$1,028,940	$767,565	$10,081,264	$36,004	$6,547,957	$72,298	$1,449,273	$150,490

Outstanding Units
Policy owners	663,869	250,634	285,942	949,888	942,759	609,073	10,150,025	24,886	8,747,243	58,535	1,571,050	109,499

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	1.28	-	-	-	-	-	1.40
Survivorship Variable Universal Life II	-	-	-	-	-	1.28	0.83	-	0.63	-	-	1.40
Variable Universal Life	-	-	-	-	-	1.27	0.82	-	0.62	-	-	1.39
Variable Universal Life II (Note 1)
Tier 1	-	-	-	-	-	1.26	1.10	-	0.84	-	-	1.38
VUL GuardSM (Note 1)
Tier 1	-	-	-	-	-	1.27	-	1.54	-	1.36	-	1.39
Tier 2	-	-	-	-	-	1.19	-	1.40	-	1.15	-	1.25
Tier 3	-	-	-	-	-	1.18	-	1.39	-	1.15	-	1.24
Tier 4	-	-	-	-	-	1.19	-	1.40	-	1.15	-	1.24
Survivorship VUL GuardSM (Note 1)
Tier 1	-	-	-	-	-	1.15	-	1.30	-	1.18	-	1.20
Tier 2	-	-	-	-	-	1.16	-	1.31	-	1.18	-	1.20
Tier 3	-	-	-	-	-	1.16	-	1.31	-	1.18	-	1.20
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.27	1.24	-	2.57	-	-	0.82	-	0.62	-	1.07	-
Strategic Variable Life® Plus	1.10	1.18	1.20	2.49	1.09	-	0.81	-	0.61	-	0.92	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	0.90	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division		MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

ASSETS
Investments
Number of shares	127,016	107,743	1,850,358	211,028		42,066	4,101,814	7,645,448	353,889	220,733	673,981	3,822,025	30,142,550

Identified cost	$1,736,401	$1,501,383	$28,798,025	$1,076,931		$420,216	$97,147,871	$99,655,815	$2,274,819	$2,380,846	$6,288,267	$47,474,998	$30,110,761

Value	$1,987,801	$1,768,057	$29,234,025	$1,260,082		$410,221	$98,213,670	$117,281,171	$2,574,212	$2,333,143	$7,599,667	$46,464,960	$30,111,202
Dividends receivable	-	-	-	-		-	-	-	-	-	-	-	89,848
Receivable from Massachusetts Mutual Life Insurance Company	3,588	4,199	-	34		-	2,394	42,821	-	84	5,647	78,902	45,524

Total assets	1,991,389	1,772,256	29,234,025	1,260,116		410,221	98,216,064	117,323,992	2,574,212	2,333,227	7,605,314	46,543,862	30,246,574

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	3,206	-		18	-	-	958	-	-	-	-

NET ASSETS (For variable life insurance policies)	$1,991,389	$1,772,256	$29,230,819	$1,260,116		$410,203	$98,216,064	$117,323,992	$2,573,254	$2,333,227	$7,605,314	$46,543,862	$30,246,574

Outstanding Units
Policy owners	1,335,883	1,636,698	17,376,028	1,458,515		302,225	53,222,971	82,652,676	3,396,011	2,020,990	6,442,457	25,537,499	27,453,620

UNIT VALUE
Variable Life Plus	$-	$-	$3.84	$-	$		$4.50	$0.88	$-	$-	$-	$3.31	$1.98
Variable Life Select	-	-	1.79	-		-	1.95	0.97	-	-	-	1.80	1.37
Survivorship Variable Universal Life	1.44	-	1.16	0.88		1.41	1.08	1.18	0.86	1.17	1.25	1.47	1.22
Survivorship Variable Universal Life II	1.44	-	1.11	0.88		1.41	1.08	0.90	0.64	1.17	1.25	1.42	1.12
Variable Universal Life	1.42	-	1.10	0.87		1.40	1.04	1.05	0.63	1.16	1.23	1.40	1.16
Variable Universal Life II (Note 1)
Tier 1	1.42	-	1.12	0.88		1.40	1.03	1.02	0.80	1.15	1.20	1.24	1.04
VUL GuardSM (Note 1)
Tier 1	1.43	-	1.28	1.60		1.40	1.46	1.40	1.25	1.11	1.52	1.08	1.02
Tier 2	1.10	-	1.17	1.13		1.22	1.25	1.21	1.11	1.08	1.28	1.07	1.02
Tier 3	1.09	-	1.16	1.12		1.21	1.25	1.21	1.10	1.07	1.28	1.07	1.01
Tier 4	1.09	-	1.17	1.12		1.22	1.25	1.21	1.10	1.07	1.28	1.07	1.02
Survivorship VUL GuardSM (Note 1)
Tier 1	1.27	-	1.12	1.25		1.16	1.16	1.15	1.12	1.03	1.19	1.03	1.02
Tier 2	1.27	-	1.12	1.25		1.16	1.16	1.15	1.12	1.03	1.19	1.03	1.02
Tier 3	1.27	-	1.12	1.25		1.17	1.16	1.15	1.12	1.03	1.19	1.03	1.02
Large Case Variable Life Plus	-	-	3.18	-		-	3.66	2.09	-	-	-	2.90	1.74
Strategic Variable Life®	1.78	1.14	1.84	0.57		-	2.03	1.69	0.59	-	-	1.82	1.40
Strategic Variable Life® Plus	1.60	1.03	1.08	0.56		-	1.02	1.01	0.58	-	1.10	1.40	-
Strategic Group Variable Universal Life®	1.48	0.99	-	-		-	0.91	1.35	0.80	-	-	1.38

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

ASSETS
Investments
Number of shares	303,770	919,887	467,182	84,431	873,397	167,332	1,434,391	964,122	1,860,390	1,225,151	4,978,489	813,594

Identified cost	$1,118,208	$9,502,778	$5,352,891	$1,239,182	$36,816,185	$2,589,887	$48,770,357	$10,747,369	$44,730,731	$9,879,510	$5,589,823	$15,123,089

Value	$1,270,297	$11,084,964	$6,883,962	$1,273,301	$43,137,059	$2,856,360	$55,252,746	$10,788,531	$62,099,808	$10,340,276	$7,318,379	$17,728,207
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	1,950	1,456	6,219	30,070	10,515	20,382	11,576	18,602	17,304	409	21,993

Total assets	1,270,297	11,086,914	6,885,418	1,279,520	43,167,129	2,866,875	55,273,128	10,800,107	62,118,410	10,357,580	7,318,788	17,750,200

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	20	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS (For variable life insurance policies)	$1,270,277	$11,086,914	$6,885,418	$1,279,520	$43,167,129	$2,866,875	$55,273,128	$10,800,107	$62,118,410	$10,357,580	$7,318,788	$17,750,200

Outstanding Units
Policyowners	1,567,277	7,862,155	6,153,126	729,418	28,710,006	1,842,071	42,058,279	8,134,363	31,013,195	7,384,700	5,711,747	16,034,852

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$1.24	$-	$-	$-
Variable Life Select	-	1.51	-	-	2.23	-	2.74	-	3.38	-	-	-
Survivorship Variable Universal Life	0.88	1.33	1.28	1.80	1.28	-	1.38	1.27	2.21	1.33	1.20	1.12
Survivorship Variable Universal Life II	0.88	1.47	1.03	1.80	0.65	-	0.84	1.42	1.26	1.33	1.20	0.96
Variable Universal Life	0.87	1.61	1.01	1.79	1.29	-	1.23	1.40	2.12	1.30	1.19	0.94
Variable Universal Life II (Note 1)
Tier 1	0.82	1.33	1.25	1.78	1.05	-	0.91	1.26	1.38	1.28	1.11	1.07
VUL GuardSM (Note 1)
Tier 1	1.46	1.44	1.71	1.79	1.61	-	1.38	1.10	1.92	1.23	2.04	1.40
Tier 2	1.14	1.17	1.28	1.37	1.32	-	1.17	1.09	1.45	1.13	1.41	1.21
Tier 3	1.14	1.16	1.27	1.37	1.31	-	1.16	1.09	1.45	1.13	1.40	1.20
Tier 4	1.14	1.16	1.28	1.37	1.31	-	1.16	1.09	1.45	1.13	1.41	1.20
Survivorship VUL GuardSM (Note 1)
Tier 1	1.18	1.17	1.33	1.32	1.30	-	1.14	1.04	1.38	1.07	1.38	1.16
Tier 2	1.18	1.17	1.33	1.32	1.31	-	1.15	1.04	1.38	1.07	1.38	1.16
Tier 3	1.19	1.17	1.33	1.33	1.31	-	1.15	1.04	1.38	1.07	1.39	1.16
Large Case Variable Life Plus	-	-	-	-	2.45	-	-	-	3.33	1.99	-	-
Strategic Variable Life®	0.39	-	0.95	-	2.35	2.33	2.87	1.78	3.56	1.88	1.52	2.66
Strategic Variable Life® Plus	0.38	1.70	0.93	-	1.19	1.47	1.19	1.37	2.05	1.28	1.43	1.10
Strategic Group Variable Universal Life®	-	1.56	-	-	1.33	1.55	1.51	1.46	2.31	1.32	1.60	1.19

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	253,297	11,260,950	2,080,370	661,897	711,330	356,723	224,525	212,410	82,960	1,542,445	60,639	386,989

Identified cost	$4,011,014	$11,260,950	$10,026,336	$1,235,282	$874,871	$4,022,886	$1,973,155	$4,603,872	$410,830	$29,095,544	$1,082,164	$4,796,998

Value	$4,351,635	$11,260,950	$10,630,689	$1,303,936	$974,522	$5,136,817	$2,159,934	$4,628,424	$405,675	$39,409,475	$1,232,189	$6,044,764
Dividends receivable	-	19,117	-	-	-	-	-	-	1,395	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	18,899	11,918	6,277	1,954	2,333	1,453	170	7,514	-	-	5,666	4,510

Total assets	4,370,534	11,291,985	10,636,966	1,305,890	976,855	5,138,270	2,160,104	4,635,938	407,070	39,409,475	1,237,855	6,049,274

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	3	5,951	-	-

NET ASSETS (For variable life insurance policies)	$4,370,534	$11,291,985	$10,636,966	$1,305,890	$976,855	$5,138,270	$2,160,104	$4,635,938	$407,067	$39,403,524	$1,237,855	$6,049,274

Outstanding Units
Policy owners	2,183,856	9,470,144	6,990,197	1,454,955	883,033	3,728,581	1,592,328	3,234,003	314,012	24,195,582	1,341,066	5,016,877

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1.36	$-	$-
Variable Life Select	-	-	1.98	-	-	-	-	-	-	1.73	-	-
Survivorship Variable Universal Life	-	-	1.53	-	-	1.39	1.38	1.46	-	2.01	-	1.28
Survivorship Variable Universal Life II	-	-	1.50	-	-	1.35	1.38	1.46	-	1.46	-	1.20
Variable Universal Life	-	-	1.51	-	-	1.32	1.37	1.45	-	1.90	-	1.18
Variable Universal Life II (Note 1)
Tier 1	-	-	1.41	-	-	1.39	1.36	1.44	-	1.42	-	1.20
VUL GuardSM (Note 1)
Tier 1	-	-	1.21	-	-	1.70	1.37	1.45	-	1.75	-	1.71
Tier 2	-	-	1.13	-	-	1.26	1.20	1.27	-	1.39	-	1.37
Tier 3	-	-	1.13	-	-	1.26	1.20	1.26	-	1.38	-	1.37
Tier 4	-	-	1.13	-	-	1.26	1.20	1.26	-	1.39	-	1.37
Survivorship VUL GuardSM (Note 1)
Tier 1	-	-	1.08	-	-	1.24	1.17	1.15	-	-	-	1.27
Tier 2	-	-	1.08	-	-	1.24	1.17	1.15	-	-	-	1.27
Tier 3	-	-	1.08	-	-	1.24	1.17	1.15	-	-	-	1.27
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.03	1.43	2.03	-	-	-	-	-	-	2.09	1.09	-
Strategic Variable Life® Plus	1.99	1.17	1.50	0.88	1.04	-	-	-	1.30	1.89	0.95	-
Strategic Group Variable Universal Life®	1.99	1.23	1.53	0.90	1.11	-	-	-	-	1.78	0.90	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division
									(Initial)	(Service)

Investment income
Dividends	$4,682	$-	$-	$364,347	$5,232	$555,383	$113,727	$149,848	$75,356	$8,483	$508	$31,907	$7,173

Expenses
Mortality and expense risk fees	2,121	4,716	8,792	122,290	3,622	41,760	31,172	55,610	163,603	30,549	840	16,276	28,597

Net investment income (loss)	2,561	(4,716)	(8,792)	242,057	1,610	513,623	82,555	94,238	(88,247)	(22,066)	(332)	15,631	(21,424)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	859	5,065	34,844	374,562	4,101	278,188	39,554	96,295	399,798	30,333	2,233	73,981	80,328
Change in net unrealized appreciation/depreciation of investments	16,884	57,683	5,771	116,246	107,105	(478,712)	277,015	271,223	3,882,777	675,331	5,458	126,319	70,601

Net gain (loss) on investments	17,743	62,748	40,615	490,808	111,206	(200,524)	316,569	367,518	4,282,575	705,664	7,691	200,300	150,929

Net increase (decrease) in net assets resulting from operations	20,304	58,032	31,823	732,865	112,816	313,099	399,124	461,756	4,194,328	683,598	7,359	215,931	129,505

Capital transactions:
Transfer of net premiums	99,958	298,651	442,847	4,410,644	349,266	2,674,965	1,875,403	3,833,656	6,097,088	951,346	20,435	1,391,321	1,088,345
Transfers due to death benefits	-	-	(3,115)	(9,222)	-	-	-	(6,857)	(35,340)	(3,110)	-	(163)	(5,252)
Transfers due to withdrawal of funds	(1,575)	(10,220)	(61,850)	(911,730)	(4,665)	(193,676)	(292,006)	(416,477)	(1,200,433)	(189,434)	(6,896)	(40,959)	(137,768)
Transfers due to policy loans, net of repayments	-	-	-	(6,241)	-	(41,990)	-	-	(23,474)	13,496	-	-	-
Transfers due to charges for administrative and insurance costs	(35,748)	(87,959)	(179,779)	(1,893,573)	(14,094)	(396,554)	(592,963)	(1,226,426)	(2,937,029)	(64,057)	(3,207)	(379,548)	(508,536)
Transfers between divisions and to/from Guaranteed Principal Account	25,733	49,886	46,940	514,492	330,532	1,991,658	919,550	1,471,484	2,296,664	358,234	-	850,267	134,145

Net increase (decrease) in net assets resulting from capital transactions	88,368	250,358	245,043	2,104,370	661,039	4,034,403	1,909,984	3,655,380	4,197,476	1,066,475	10,332	1,820,918	570,934

Total increase (decrease)	108,672	308,390	276,866	2,837,235	773,855	4,347,502	2,309,108	4,117,136	8,391,804	1,750,073	17,691	2,036,849	700,439

NET ASSETS, at beginning of the year	247,855	534,188	1,108,275	17,299,546	112,535	3,242,816	3,395,321	5,780,509	23,153,203	3,437,237	139,240	1,334,961	4,178,485

NET ASSETS, at end of the year	$356,527	$842,578	$1,385,141	$20,136,781	$886,390	$7,590,318	$5,704,429	$9,897,645	$31,545,007	$5,187,310	$156,931	$3,371,810	$4,878,924

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Investment income
Dividends	$5,754	$5,074	$1,018	$212,228	$18,833	$12,314	$20,119	$3	$82,838	$818	$-	$670

Expenses

Mortality and expense risk fees	3,306	1,645	5,063	8,005	4,567	3,525	59,462	224	38,549	441	9,310	933

Net investment income (loss)	2,448	3,429	(4,045)	204,223	14,266	8,789	(39,343)	(221)	44,289	377	(9,310)	(263)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	3,194	6,392	749,123	191,449	23,960	8,809	195,718	96	(76,098)	742	35,301	2,052
Change in net unrealized appreciation/depreciation of investments	35,918	(17,855)	(624,831)	(213,596)	21,661	23,219	881,831	3,760	357,799	2,388	83,261	7,453

Net gain (loss) on investments	39,112	(11,463)	124,292	(22,147)	45,621	32,028	1,077,549	3,856	281,701	3,130	118,562	9,505

Net increase (decrease) in net assets resulting from operations	41,560	(8,034)	120,247	182,076	59,887	40,817	1,038,206	3,635	325,990	3,507	109,252	9,242

Capital transactions:
Transfer of net premiums	77,585	22,430	21,789	305,689	264,169	342,998	1,907,572	5,492	1,450,500	16,614	182,753	72,451
Transfers due to death benefits	-	-	-	-	-	(482)	(1,845)	-	(5,244)	-	(10,922)	-
Transfers due to withdrawal of funds	(147)	(2,455)	(2,743,611)	(81,810)	(45,787)	(9,912)	(407,050)	(3)	(331,509)	(158)	(27,307)	(775)
Transfers due to policy loans, net of repayments	-	-	-	(175)	-	-	(297)	-	(137)	-	(64)	-
Transfers due to charges for administrative and insurance costs	(45,426)	(7,915)	(16,713)	(83,462)	(11,277)	(103,683)	(986,972)	(102)	(688,874)	(1,035)	(26,930)	(23,401)
Transfers between divisions and to/from Guaranteed Principal Account	(76,506)	(96,583)	18,313	675,127	98,151	157,203	209,077	198	146,758	4,921	(409,980)	12,774

Net increase (decrease) in net assets resulting from capital transactions	(44,494)	(84,523)	(2,720,222)	815,369	305,256	386,124	720,485	5,585	571,494	20,342	(292,450)	61,049

Total increase (decrease)	(2,934)	(92,557)	(2,599,975)	997,445	365,143	426,941	1,758,691	9,220	897,484	23,849	(183,198)	70,291

NET ASSETS, at beginning of the year	775,478	400,922	2,943,923	1,400,249	663,797	340,624	8,322,573	26,784	5,650,473	48,449	1,632,471	80,199

NET ASSETS, at end of the year	$772,544	$308,365	$343,948	$2,397,694	$1,028,940	$767,565	$10,081,264	$36,004	$6,547,957	$72,298	$1,449,273	$150,490

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

Investment income
Dividends (Note 3B)	$-	$7,796	$783,760	$-	$24,721	$1,861,850	$1,839,654	$11,147	$99,837	$45,805	$2,190,738	$714,069

Expenses
Mortality and expense risk fees	12,717	7,631	145,546	8,087	1,490	464,215	588,003	16,493	12,959	43,359	229,093	169,571

Net investment income (loss)	(12,717)	165	638,214	(8,087)	23,231	1,397,635	1,251,651	(5,346)	86,878	2,446	1,961,645	544,498

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	21,279	7,177	(609,175)	58,833	2,181	(4,490,881)	1,644,543	208	1,440	99,778	(36,530)	116
Change in net unrealized appreciation/depreciation of investments	108,812	113,261	1,143,048	(40,586)	(16,375)	5,632,077	1,515,437	83,744	(68,869)	427,726	(1,129,826)	332

Net gain (loss) on investments	130,091	120,438	533,873	18,247	(14,194)	1,141,196	3,159,980	83,952	(67,429)	527,504	(1,166,356)	448

Net increase (decrease) in net assets resulting from operations	117,374	120,603	1,172,087	10,160	9,037	2,538,831	4,411,631	78,606	19,449	529,950	795,289	544,946

Capital transactions:
Transfer of net premiums	456,005	80,728	3,822,607	430,527	287,981	13,870,698	7,280,538	768,952	501,225	1,980,322	5,257,743	19,141,253
Transfers due to death benefits	-	(31,942)	(29,099)	(1,891)	-	(55,911)	(367,497)	(226)	(847)	(3,695)	(286,340)	(3,556)
Transfers due to withdrawal of funds	(127,025)	(8,507)	(1,906,707)	(35,297)	(1,347)	(4,099,907)	(14,394,102)	(105,108)	(70,684)	(343,097)	(8,794,515)	(5,040,404)
Transfers due to policy loans, net of repayments	26,036	(490)	(159,483)	-	-	(799,509)	(16,388)	(885)	-	-	(49,563)	(18,472)
Transfers due to charges for administrative and insurance costs	(102,166)	(15,401)	(2,490,011)	(161,481)	(27,495)	(7,196,307)	(3,796,260)	(324,427)	(168,840)	(713,498)	(1,956,939)	(4,148,982)
Transfers between divisions and to/from Guaranteed Principal Account	(90,699)	(4,614)	(43,499)	(60,814)	26,562	(541,611)	1,401,186	(67,340)	425,261	929,395	2,842,925	(3,803,311)

Net increase (decrease) in net assets resulting from capital transactions	162,151	19,774	(806,192)	171,044	285,701	1,177,453	(9,892,523)	270,966	686,115	1,849,427	(2,986,689)	6,126,528

Total increase (decrease)	279,525	140,377	365,895	181,204	294,738	3,716,284	(5,480,892)	349,572	705,564	2,379,377	(2,191,400)	6,671,474

NET ASSETS, at beginning of the year	1,711,864	1,631,879	28,864,924	1,078,912	115,465	94,499,780	122,804,884	2,223,682	1,627,663	5,225,937	48,735,262	23,575,100

NET ASSETS, at end of the year	$1,991,389	$1,772,256	$29,230,819	$1,260,116	$410,203	$98,216,064	$117,323,992	$2,573,254	$2,333,227	$7,605,314	$46,543,862	$30,246,574

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$581	$561,080	$-	$132,046	$-	$140,570	$469,521	$463,227	$541,901	$697,417	$47,806	$212,178

Expenses
Mortality and expense risk fees	7,644	71,014	33,269	7,041	215,794	19,580	315,698	65,485	315,911	65,308	43,528	109,336

Net investment income (loss)	(7,063)	490,066	(33,269)	125,005	(215,794)	120,990	153,823	397,742	225,990	632,109	4,278	102,842

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	75,406	253,482	97,980	8,226	(345,863)	42,578	(523,603)	51,806	1,628,855	23,190	55,963	248,891
Change in net unrealized appreciation/depreciation of investments	(39,556)	(800,944)	497,956	(11,932)	5,023,831	(77,871)	2,794,160	(281,773)	5,690,582	(443,428)	788,119	507,979

Net gain (loss) on investments	35,850	(547,462)	595,936	(3,706)	4,677,968	(35,293)	2,270,557	(229,967)	7,319,437	(420,238)	844,082	756,870

Net increase (decrease) in net assets resulting from operations	28,787	(57,396)	562,667	121,299	4,462,174	85,697	2,424,380	167,775	7,545,427	211,871	848,360	859,712

Capital transactions:
Transfer of net premiums	336,362	2,305,877	1,551,815	543,000	6,791,375	477,953	10,991,056	2,058,113	9,784,987	1,898,356	1,416,732	4,047,825
Transfers due to death benefits	-	(7,549)	(1,809)	(4,856)	(68,639)	-	(39,117)	(1,424)	(159,708)	(49,542)	(11,799)	(8,398)
Transfers due to withdrawal of funds	(67,415)	(412,761)	(193,320)	(15,525)	(1,767,513)	(151,797)	(3,696,049)	(534,687)	(3,724,395)	(345,117)	(257,200)	(1,178,791)
Transfers due to policy loans, net of repayments	-	(28,269)	(161)	-	(259,229)	(1,108)	(126,639)	(1,138)	(165,798)	(453)	(4,557)	4,407
Transfers due to charges for administrative and insurance costs	(140,312)	(1,010,667)	(563,285)	(163,578)	(3,114,212)	(66,033)	(4,647,780)	(867,705)	(4,328,567)	(849,119)	(528,821)	(1,895,899)
Transfers between divisions and to/from Guaranteed Principal Account	182,174	(27,793)	1,432,986	100,275	87,625	(161,059)	(200,447)	1,114,006	773,842	(1,481,443)	664,053	143,164

Net increase (decrease) in net assets resulting from capital transactions	310,809	818,838	2,226,226	459,316	1,669,407	97,956	2,281,024	1,767,165	2,180,361	(827,318)	1,278,408	1,112,308

Total increase (decrease)	339,596	761,442	2,788,893	580,615	6,131,581	183,653	4,705,404	1,934,940	9,725,788	(615,447)	2,126,768	1,972,020

NET ASSETS, at beginning of the year	930,681	10,325,472	4,096,525	698,905	37,035,548	2,683,222	50,567,724	8,865,167	52,392,622	10,973,027	5,192,020	15,778,180

NET ASSETS, at end of the year	$1,270,277	$11,086,914	$6,885,418	$1,279,520	$43,167,129	$2,866,875	$55,273,128	$10,800,107	$62,118,410	$10,357,580	$7,318,788	$17,750,200

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$97,819	$456,083	$408,968	$17,991	$26,457	$147,750	$2,182	$251,599	$11,256	$2,139,973	$-	$60,177

Expenses

Mortality and expense risk fees	21,710	107,561	64,162	8,282	7,317	32,209	10,831	22,294	1,887	213,590	7,545	34,642

Net investment income (loss)	76,109	348,522	344,806	9,709	19,140	115,541	(8,649)	229,305	9,369	1,926,383	(7,545)	25,535

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	509,547	-	156,380	(36,431)	(47,502)	167,944	12,883	40,144	(4,263)	996,988	(67,006)	71,832
Change in net unrealized appreciation/depreciation of investments	(287,543)	-	(299,332)	85,880	61,409	(89,975)	107,222	(130,271)	(953)	1,871,250	132,085	409,921

Net gain (loss) on investments	222,004	-	(142,952)	49,449	13,907	77,969	120,105	(90,127)	(5,216)	2,868,238	65,079	481,753

Net increase (decrease) in net assets resulting from operations	298,113	348,522	201,854	59,158	33,047	193,510	111,456	139,178	4,153	4,794,621	57,534	507,288

Capital transactions:
Transfer of net premiums	519,400	2,412,639	2,859,134	108,667	84,156	1,125,435	809,063	1,715,292	34,584	5,752,232	297,699	1,385,697
Transfers due to death benefits	-	-	(3,350)	-	(2,678)	(7,012)	(270)	-	-	(59,449)	-	(9,076)
Transfers due to withdrawal of funds	(234,999)	(953,899)	(459,969)	(159,101)	(264,177)	(314,454)	(72,418)	(50,566)	(4,496)	(1,407,317)	(19,843)	(149,895)
Transfers due to policy loans, net of repayments	(5,662)	(408,893)	(21,590)	30,816	3,348	-	-	-	-	(39,740)	(16,584)	-
Transfers due to charges for administrative and insurance costs	(55,611)	(339,226)	(1,034,945)	(23,143)	(21,502)	(464,384)	(221,008)	(461,798)	(11,772)	(2,986,147)	(13,476)	(551,424)
Transfers between divisions and to/from Guaranteed Principal Account	846,151	(14,709,051)	303,835	100,599	50	281,644	494,237	1,279,023	81,793	(45,303)	11,674	563,335

Net increase (decrease) in net assets resulting from capital transactions	1,069,279	(13,998,430)	1,643,115	57,838	(200,803)	621,229	1,009,604	2,481,951	100,109	1,214,276	259,470	1,238,637

Total increase (decrease)	1,367,392	(13,649,908)	1,844,969	116,996	(167,756)	814,739	1,121,060	2,621,129	104,262	6,008,897	317,004	1,745,925

NET ASSETS, at beginning of the year	3,003,142	24,941,893	8,791,997	1,188,894	1,144,611	4,323,531	1,039,044	2,014,809	302,805	33,394,627	920,851	4,303,349

NET ASSETS, at end of the year	$4,370,534	$11,291,985	$10,636,966	$1,305,890	$976,855	$5,138,270	$2,160,104	$4,635,938	$407,067	$39,403,524	$1,237,855	$6,049,274

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Investment income
Dividends	$197,487	$496	$33,959	$55,129	$43,160	$60,100	$6,313	$200	$1,135	$28,144	$8,120	$5,666	$31,241

Expenses
Mortality and expense risk fees	93,661	585	17,006	12,481	24,703	117,075	20,126	767	4,855	23,418	3,117	438	15,896

Net investment income (loss)	103,826	(89)	16,953	42,648	18,457	(56,975)	(13,813)	(567)	(3,720)	4,726	5,003	5,228	15,345

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	29,973	1,137	34,869	30,012	29,998	17,700	2,418	(1,239)	17,434	22	7,878	592	(34,654)
Change in net unrealized appreciation/depreciation of investments	1,696,310	12,121	278,822	117,472	353,357	2,901,145	413,769	5,419	166,021	309,065	83,684	21,021	353,392

Net gain (loss) on investments	1,726,283	13,258	313,691	147,484	383,355	2,918,845	416,187	4,180	183,455	309,087	91,562	21,613	318,738

Net increase (decrease) in net assets resulting from operations	1,830,109	13,169	330,644	190,132	401,812	2,861,870	402,374	3,613	179,735	313,813	96,565	26,841	334,083

Capital transactions:
Transfer of net premiums	4,143,957	10,798	996,453	1,344,394	2,615,906	5,440,498	531,998	18,507	534,208	1,110,406	78,314	4,429	29,421
Transfers due to death benefits	(63,667)	-	-	-	-	(11,822)	(13,523)	-	-	(2,550)	-	-	-
Transfers due to withdrawal of funds	(487,023)	12	(120,654)	(31,475)	(111,000)	(650,990)	(100,272)	(5)	(372)	(75,963)	(3,410)	313	(268)
Transfers due to policy loans, net of repayments	(10,686)	-	(383)	-	-	(29,698)	(25,648)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(1,927,708)	(1,210)	(170,786)	(271,235)	(641,019)	(2,631,280)	(42,624)	(3,457)	(126,632)	(493,372)	(47,333)	(1,670)	(57,810)
Transfers between divisions and to/from Guaranteed Principal Account	368,176	3,370	511,199	1,454,233	2,139,976	1,052,567	278,748	-	483,917	30,873	(15,565)	333,978	3,185

Net increase (decrease) in net assets resulting from capital transactions	2,023,049	12,970	1,215,829	2,495,917	4,003,863	3,169,275	628,679	15,045	891,121	569,394	12,006	337,050	(25,472)

Total increase (decrease)	3,853,158	26,139	1,546,473	2,686,049	4,405,675	6,031,145	1,031,053	18,658	1,070,856	883,207	108,571	363,891	308,611

NET ASSETS, at beginning of the year	13,446,388	86,396	1,696,343	709,272	1,374,834	17,122,058	2,406,184	120,582	264,105	3,295,278	666,907	37,031	2,635,312

NET ASSETS, at end of the year	$17,299,546	$112,535	$3,242,816	$3,395,321	$5,780,509	$23,153,203	$3,437,237	$139,240	$1,334,961	$4,178,485	$775,478	$400,922	$2,943,923

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Goldman Sachs Mid Cap Value Division	*INVESCO Financial Services Division	**INVESCO Health Sciences Division	***INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

Investment income
Dividends	$124,457	$1,738	$-	$-	$13,762	$6,289	$18,857	$6	$54,314	$416	$-	$257

Expenses

Mortality and expense risk fees	4,010	569	1,448	5,751	3,373	1,352	46,823	92	33,695	285	8,491	361

Net investment income (loss)	120,447	1,169	(1,448)	(5,751)	10,389	4,937	(27,966)	(86)	20,619	131	(8,491)	(104)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	47,548	1,012	1,694	(8,902)	721	4,420	17,517	175	(86,061)	460	(139,762)	479
Change in net unrealized appreciation/depreciation of investments	56,859	11,922	25,850	70,026	34,466	10,163	1,218,545	3,134	292,258	1,304	322,327	6,349

Net gain (loss) on investments	104,407	12,934	27,544	61,124	35,187	14,583	1,236,062	3,309	206,197	1,764	182,565	6,828

Net increase (decrease) in net assets resulting from operations	224,854	14,103	26,096	55,373	45,576	19,520	1,208,096	3,223	226,816	1,895	174,074	6,724

Capital transactions:
Transfer of net premiums	100,819	188,566	318,492	532,986	204,228	204,024	2,066,556	7,101	1,538,493	6,425	230,241	60,106
Transfers due to death benefits	-	-	-	(1,000)	-	-	(2,564)	-	(985)	-	-	-
Transfers due to withdrawal of funds	(6,237)	(479)	(2,949)	(42,261)	(21,175)	(7,015)	(288,508)	(13)	(155,295)	(4)	(74,760)	(130)
Transfers due to policy loans, net of repayments	(166)	-	-	-	-	-	(279)	-	(134)	-	(105)	-
Transfers due to charges for administrative and insurance costs	(59,672)	(18,710)	(43,802)	(151,483)	(11,026)	(47,510)	(966,556)	(33)	(737,023)	(554)	(27,974)	(11,457)
Transfers between divisions and to/from Guaranteed Principal Account	479,973	37,783	187,698	46,833	-	59,421	(269,931)	14,652	(42,732)	523	(38,719)	10,468

Net increase (decrease) in net assets resulting from capital transactions	514,717	207,160	459,439	385,075	172,027	208,920	538,718	21,707	602,324	6,390	88,683	58,987

Total increase (decrease)	739,571	221,263	485,535	440,448	217,603	228,440	1,746,814	24,930	829,140	8,285	262,757	65,711

NET ASSETS, at beginning of the year	660,678	26,592	48,653	667,827	446,194	112,184	6,575,759	1,854	4,821,333	40,164	1,369,714	14,488

NET ASSETS, at end of the year	$1,400,249	$247,855	$534,188	$1,108,275	$663,797	$340,624	$8,322,573	$26,784	$5,650,473	$48,449	$1,632,471	$80,199

*	This division invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Financial Services Fund).
**	This division invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This division invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

Investment income
Dividends	$-	$16,417	$742,563	$-	$1,528	$1,799,119	$2,126,892	$10,020	$58,275	$35,969	$2,112,033	$180,376

Expenses
Mortality and expense risk fees	9,706	7,006	138,947	5,638	543	409,966	623,811	13,689	7,254	30,852	208,162	135,167

Net investment income (loss)	(9,706)	9,411	603,616	(5,638)	985	1,389,153	1,503,081	(3,669)	51,021	5,117	1,903,871	45,209

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(56,696)	(25,007)	(1,039,259)	8,396	(137)	(4,246,344)	(470,759)	(21,934)	3,335	123,719	51,015	549
Change in net unrealized appreciation/depreciation of investments	160,347	233,948	2,630,342	116,898	6,135	15,354,244	10,355,710	111,899	18,515	368,082	(68,683)	(418)

Net gain (loss) on investments	103,651	208,941	1,591,083	125,294	5,998	11,107,900	9,884,951	89,965	21,850	491,801	(17,668)	131

Net increase (decrease) in net assets resulting from operations	93,945	218,352	2,194,699	119,656	6,983	12,497,053	11,388,032	86,296	72,871	496,918	1,886,203	45,340

Capital transactions:
Transfer of net premiums	401,899	108,119	4,292,103	429,493	89,971	12,917,727	8,319,979	795,916	347,157	1,663,870	4,045,791	15,724,668
Transfers due to death benefits	-	-	(23,584)	-	-	(265,478)	(220,904)	(1,558)	-	(3,884)	(138,166)	(127,349)
Transfers due to withdrawal of funds	(57,289)	(114,123)	(1,450,889)	(17,977)	25	(2,881,926)	(4,027,766)	(113,491)	(11,240)	(277,972)	(911,009)	(2,123,038)
Transfers due to policy loans, net of repayments	(27,225)	(173)	(266,179)	-	-	(724,339)	(31,537)	-	-	-	(50,664)	(9,377)
Transfers due to charges for administrative and insurance costs	(61,092)	(13,322)	(2,636,101)	(131,056)	(10,098)	(7,342,767)	(4,312,914)	(324,386)	(95,286)	(621,978)	(2,153,996)	(4,149,735)
Transfers between divisions and to/from Guaranteed Principal Account	46,104	(34,126)	(256,918)	47,921	22,552	(654,511)	(15,301,378)	31,945	909,532	418,854	11,145,837	(6,458,599)

Net increase (decrease) in net assets resulting from capital transactions	302,397	(53,625)	(341,568)	328,381	102,450	1,048,706	(15,574,520)	388,426	1,150,163	1,178,890	11,937,793	2,856,570

Total increase (decrease)	396,342	164,727	1,853,131	448,037	109,433	13,545,759	(4,186,488)	474,722	1,223,034	1,675,808	13,823,996	2,901,910

NET ASSETS, at beginning of the year	1,315,522	1,467,152	27,011,793	630,875	6,032	80,954,021	126,991,372	1,748,960	404,629	3,550,129	34,911,266	20,673,190

NET ASSETS, at end of the year	$1,711,864	$1,631,879	$28,864,924	$1,078,912	$115,465	$94,499,780	$122,804,884	$2,223,682	$1,627,663	$5,225,937	$48,735,262	$23,575,100

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$5,297	$200,569	$-	$47,050	$-	$21,992	$350,130	$154,159	$512,070	$503,127	$53,620	$113,674

Expenses
Mortality and expense risk fees	5,181	58,933	22,861	2,942	174,984	16,450	56,847	279,150	239,087	59,584	29,131	93,484

Net investment income (loss)	116	141,636	(22,861)	44,108	(174,984)	5,542	293,283	(124,991)	272,983	443,543	24,489	20,190

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8,182	303,933	54,869	1,944	(783,143)	2,371	13,212	(989,899)	21,093	213,974	(261,027)	184,455
Change in net unrealized appreciation/depreciation of investments	68,611	958,753	414,249	42,264	6,767,765	213,815	79,539	4,083,765	7,608,202	157,707	960,900	1,026,477

Net gain (loss) on investments	76,793	1,262,686	469,118	44,208	5,984,622	216,186	92,751	3,093,866	7,629,295	371,681	699,873	1,210,932

Net increase (decrease) in net assets resulting from operations	76,909	1,404,322	446,257	88,316	5,809,638	221,728	386,034	2,968,875	7,902,278	815,224	724,362	1,231,122

Capital transactions:
Transfer of net premiums	315,327	2,479,977	1,253,956	304,088	6,634,201	473,359	2,049,744	10,723,754	8,637,766	1,806,044	1,387,691	4,380,256
Transfers due to death benefits	-	(1,182)	(3,833)	-	(5,564)	-	-	(67,003)	(20,813)	(2,459)	(37)	(9,160)
Transfers due to withdrawal of funds	(13,188)	(661,333)	(108,484)	(8,527)	(1,647,245)	(184,998)	(332,517)	(5,903,746)	(1,629,477)	(700,871)	(281,390)	(1,244,138)
Transfers due to policy loans, net of repayments	-	7,532	(145)	-	(104,932)	(10,361)	(2,554)	(143,792)	(132,284)	(8,812)	(11,143)	(22,888)
Transfers due to charges for administrative and insurance costs	(120,581)	(1,032,900)	(498,192)	(78,232)	(3,071,522)	(57,186)	(856,829)	(4,764,774)	(4,034,146)	(826,223)	(402,729)	(1,917,009)
Transfers between divisions and to/from Guaranteed Principal Account	79,725	(145,626)	116,161	246,305	(299,839)	218,047	89,493	(827,300)	2,256,643	319,220	560,618	58,944

Net increase (decrease) in net assets resulting from capital transactions	261,283	646,468	759,463	463,634	1,505,099	438,861	947,337	(982,861)	5,077,689	586,899	1,253,010	1,246,005

Total increase (decrease)	338,192	2,050,790	1,205,720	551,950	7,314,737	660,589	1,333,371	1,986,014	12,979,967	1,402,123	1,977,372	2,477,127

NET ASSETS, at beginning of the year	592,489	8,274,682	2,890,805	146,955	29,720,811	2,022,633	7,531,796	48,581,710	39,412,655	9,570,904	3,214,648	13,301,053

NET ASSETS, at end of the year	$930,681	$10,325,472	$4,096,525	$698,905	$37,035,548	$2,683,222	$8,865,167	$50,567,724	$52,392,622	$10,973,027	$5,192,020	$15,778,180

*	Prior to May 1, 2004, this division was called Oppenheimer Multiple Strategies Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$234,815	$368,163	$12,612	$21,856	$14,364	$5,418	$54,660	$9,817	$-	$463	$33,673

Expenses

Mortality and expense risk fees	11,917	156,824	49,685	9,116	8,213	24,606	4,533	7,201	1,794	169,783	5,269	22,077

Net investment income (loss)	(11,917)	77,991	318,478	3,496	13,643	(10,242)	885	47,459	8,023	(169,783)	(4,806)	11,596

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	127,650	-	142,771	(149,397)	(61,381)	67,945	6,794	11,577	(2,243)	793,141	(6,809)	(22,441)
Change in net unrealized appreciation/depreciation of investments	275,732	-	172,200	249,551	142,116	540,146	58,599	119,263	(4,331)	4,234,849	89,545	605,870

Net gain (loss) on investments	403,382	-	314,971	100,154	80,735	608,091	65,393	130,840	(6,574)	5,027,990	82,736	583,429

Net increase (decrease) in net assets resulting from operations	391,465	77,991	633,449	103,650	94,378	597,849	66,278	178,299	1,449	4,858,207	77,930	595,025

Capital transactions:
Transfer of net premiums	287,900	4,868,676	2,333,975	158,655	127,685	1,026,428	514,892	857,081	15,732	6,703,677	232,612	1,076,013
Transfers due to death benefits	-	(1,878)	(25,207)	(24)	-	(1,428)	-	-	-	(33,802)	-	(1,986)
Transfers due to withdrawal of funds	(189,683)	(1,236,816)	(645,952)	(117,723)	(100,360)	(117,370)	(9,282)	(9,383)	(154)	(942,097)	(17,200)	(170,144)
Transfers due to policy loans, net of repayments	(1,160)	(2,210)	(26,304)	(32,951)	(339)	-	-	-	-	(71,926)	(501)	-
Transfers due to charges for administrative and insurance costs	(41,517)	(417,651)	(941,854)	(18,113)	(17,445)	(428,348)	(108,438)	(181,550)	(10,994)	(3,052,629)	(12,667)	(411,891)
Transfers between divisions and to/from Guaranteed Principal Account	854,901	(7,793,162)	(16,596)	(95,082)	(37,557)	269,928	239,802	674,199	1,858	217,562	13,513	497,277

Net increase (decrease) in net assets resulting from capital transactions	910,441	(4,583,041)	678,062	(105,238)	(28,016)	749,210	636,974	1,340,347	6,442	2,820,785	215,757	989,269

Total increase (decrease)	1,301,906	(4,505,050)	1,311,511	(1,588)	66,362	1,347,059	703,252	1,518,646	7,891	7,678,992	293,687	1,584,294

NET ASSETS, at beginning of the year	1,701,236	29,446,943	7,480,486	1,190,482	1,078,249	2,976,472	335,792	496,163	294,914	25,715,635	627,164	2,719,055

NET ASSETS, at end of the year	$3,003,142	$24,941,893	$8,791,997	$1,188,894	$1,144,611	$4,323,531	$1,039,044	$2,014,809	$302,805	$33,394,627	$920,851	$4,303,349

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains twelve segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable adjustable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium variable adjustable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II. The tiering of Accumulation Unit Values is a consequence of a tiered mortality and expense risk charge for the VUL II segment. The policy’s mortality and expense risk charge is based on the number of years the policy has been in force. During policy years 1 through 15, the policy is in Tier 1 and the current mortality and expense risk charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. During policy years 16 and beyond, the policy is in Tier 2 and the current mortality and expense risk charge is 0.25% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

On October 15, 2002, MassMutual established an eleventh segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy known as VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy

Notes To Financial Statements (Continued)

has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies issued outside of the state of Maryland with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 1.00% (with a maximum of 1.15%) of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.75% (with a maximum of 0.90%) of the average daily net assets held in Separate Account I and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.65%) of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the current (and maximum) asset charge is 0.50% of the policy’s average daily net assets held in Separate Account I. Note: policies issued in the state of Maryland, with a total account value of $0 to $49,999.99 have a current (and maximum) asset charge of 0.90% of the policy’s average daily net assets held in Separate Account I.

On March 30, 2004, MassMutual established a twelfth segment (“SVUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the SVUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 0.90% of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.80% of the average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.70% of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. The maximum asset charge in all policy years is 0.90% of the policy’s average daily net assets held in Separate Account I.

Variable Life Plus, Large Case Variable Life Plus, Variable Life Select, SVUL and VUL policies are no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of sixty-one divisions which invest in the following mutual funds of the same name:

AIM Variable Investment Funds (“AIM V.I.”), (prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.), is an open-end, diversified, management company registered under the 1940 Act with three of its Funds available to Separate Account I policy owners: AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Global Health Care Fund (Series I) (prior to July 1, 2005, known as AIM V.I. Health Sciences Fund) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund) and AIM V.I. Technology Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to May 1, 2004, INVESCO Funds Group, Inc. was the Fund’s investment adviser and prior to October 1, 2004, INVESCO Institutional (N.A.), Inc., was sub-adviser to the Funds).

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I policy owners: American Century VP Income & Growth Fund, American Century VP International Fund, and American Century VP Value Fund. American Century Investment Management, Inc., is the investment adviser to the American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Global Investment Management, Inc. is the investment adviser to the VP International Fund.

Notes To Financial Statements (Continued)

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with two of its Portfolios available to Separate Account I policy owners: Fidelity® VIP Contrafund® Portfolio (Initial and Service Classes) and Fidelity® VIP Growth Portfolio. Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to these Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Portfolios: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs”) is an open-end, management investment company registered under the 1940 Act with five of its Funds available to Separate Account I policy owners: Goldman Sachs VIT Capital Growth Fund (the Goldman Sachs Capital Growth Division invests in this Fund), Goldman Sachs VIT CORESM U.S. Equity Fund (the Goldman Sachs CORESM U.S. Equity Division invests in this Fund), Goldman Sachs VIT Growth and Income Fund (the Goldman Sachs Growth and Income Division invests in this Fund), Goldman Sachs VIT International Equity Fund (the Goldman Sachs International Equity Division invests in this Fund) and Goldman Sachs VIT Mid Cap Value Fund (the Goldman Sachs Mid Cap Value Division invests in this Fund). As of May 13, 2005, the Mid Cap Value Fund is closed to new investors. Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Funds.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I policy owners: Janus Aspen Balanced Portfolio (Institutional and Service Classes), Janus Aspen Forty Portfolio (Institutional and Service Classes) (prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio), and Janus Aspen Worldwide Growth Portfolio (Institutional and Service Classes). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with four of its separate Series of shares available to Separate Account I policy owners: MFS® Emerging Growth Series, MFS® Investors Trust Series, MFS® New Discovery Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all six of its separate Series (“MML Trust Funds”) available to Separate Account I policy owners: MML Emerging Growth Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-adviser to the Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser to a portion of the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with all eight of its separate Series (“MML II Trust Funds”) available to Separate Account I policy owners: MML Blend Fund,

Notes To Financial Statements (Continued)

MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), (prior to August 6, 2004 the sub-adviser was called David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each serve as investment sub-adviser to a portion of the MML Equity Fund. (Effective January 27, 2006, OppenheimerFunds, Inc. replaced Babson Capital Management LLC as the co-sub-adviser to the MML Equity Fund.)

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to Separate Account I policy owners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Balanced Fund/VA (prior to May 1, 2004, this fund was called Oppenheimer Multiple Strategies Fund/VA), Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA (prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA), Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Main Street® Small Cap Fund/VA, Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account I policy owners: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Fund/Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”) (effective February 6, 2006, renamed DWS VIT Funds), is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I policy owners: Scudder VIT Small Cap Index Fund (effective February 6, 2006, renamed DWS Small Cap Index VIP). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A., serves as investment sub-adviser to this Fund.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with four of its Portfolios available to Separate Account I policy owners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price New America Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to these Portfolios.

T. Rowe Price Fixed Income Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I policy owners: T. Rowe Price Limited-Term Bond Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the sixty-one divisions, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

Notes To Financial Statements (Continued)

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value per share of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MassMutual’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 7B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loan

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is selected each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2 to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for their actions as underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division
									(Initial)	(Service)

Cost of purchases	$108,035	$308,658	$403,119	$7,122,676	$681,407	$5,965,144	$2,403,782	$4,477,867	$6,029,214	$1,416,296	$16,099	$2,137,797	$1,081,286
Proceeds from sales	(16,803)	(62,230)	(166,096)	(4,793,136)	(19,579)	(1,437,276)	(409,513)	(724,932)	(1,916,525)	(355,891)	(9,401)	(303,671)	(538,759)

	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$112,949	$701,635	$38,721	$2,106,300	$430,643	$613,136	$1,860,332	$5,882	$1,201,838	$33,777	$311,498	$86,279
Proceeds from sales	(155,004)	(782,734)	(2,764,025)	(1,086,710)	(160,405)	(211,106)	(1,182,561)	(531)	(583,990)	(13,065)	(621,696)	(25,377)

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Cost of purchases	$926,889	$118,105	$3,349,041	$358,495	$383,337	$13,999,247	$11,074,552	$574,906	$956,109	$2,344,061	$13,283,317	$34,427,329
Proceeds from sales	(779,724)	(101,952)	(3,502,711)	(195,579)	(74,401)	(11,409,098)	(19,748,123)	(300,460)	(183,399)	(488,748)	(14,386,072)	(27,782,245)

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Cost of purchases	$576,168	$2,382,404	$2,589,377	$662,752	$5,790,066	$791,055	$10,645,096	$3,499,164	$10,893,616	$11,751,015	$2,098,773	$3,796,038
Proceeds from sales	(272,173)	(1,071,870)	(397,364)	(84,138)	(4,347,115)	(581,047)	(8,183,738)	(1,337,845)	(8,468,864)	(11,959,112)	(816,758)	(2,603,337)

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$4,372,599	$13,689,044	$3,522,467	$404,845	$103,627	$1,288,588	$1,101,441	$2,968,002	$210,456	$7,917,210	$462,267	$1,809,609
Proceeds from sales	(3,246,147)	(27,201,876)	(1,537,240)	(347,478)	(279,213)	(552,115)	(99,989)	(264,056)	(101,539)	(4,757,210)	(214,912)	(549,843)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2005 were as follows:

December 31, 2005	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

									(Initial)	(Service)
Units purchased	82,185	240,255	834,265	4,282,671	521,731	2,244,145	1,599,427	2,978,082	4,734,610	893,802	33,293	880,227	1,322,861
Units withdrawn	(28,939)	(76,495)	(453,388)	(2,724,278)	(27,235)	(741,541)	(694,080)	(1,194,798)	(2,934,623)	(328,890)	(16,808)	(252,060)	(795,813)
Units transferred between divisions and to/from GPA	16,024	34,119	65,961	461,323	495,441	1,342,828	593,839	896,383	1,421,299	284,466	-	477,026	136,764

Net increase (decrease)	69,270	197,879	446,838	2,019,716	989,937	2,845,432	1,499,186	2,679,667	3,221,286	849,378	16,485	1,105,193	663,812

December 31, 2005 (Continued)	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	86,399	20,632	19,946	129,011	255,139	304,774	2,065,838	4,338	2,036,477	15,151	293,747	58,718
Units withdrawn	(56,086)	(8,260)	(2,517,149)	(69,576)	(57,078)	(95,142)	(1,522,084)	(82)	(1,437,222)	(976)	(149,324)	(18,399)
Units transferred between divisions and to/from GPA	(65,689)	(98,328)	16,921	270,631	92,065	110,301	185,224	98	145,115	4,490	(450,453)	7,163

Net increase (decrease)	(35,376)	(85,956)	(2,480,282)	330,066	290,126	319,933	728,978	4,354	744,370	18,665	(306,030)	47,482

December 31, 2005 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	474,765	95,717	2,829,583	527,623	216,368	9,994,858	7,195,069	1,041,123	446,845	1,791,499	4,262,564	19,700,445
Units withdrawn	(270,571)	(63,156)	(3,145,553)	(239,316)	(21,418)	(8,031,883)	(18,700,359)	(591,584)	(209,699)	(939,767)	(8,324,715)	(8,432,334)
Units transferred between divisions and to/from GPA	(49,603)	(6,552)	(87,890)	(92,626)	16,903	(509,342)	781,556	(102,892)	361,435	836,101	2,092,859	(4,923,838)

Net increase (decrease)	154,591	26,009	(403,860)	195,681	211,853	1,453,633	(10,723,734)	346,647	598,581	1,687,833	(1,969,292)	6,344,273

December 31, 2005 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Units purchased	439,080	1,783,292	1,488,319	358,882	6,062,853	477,962	10,869,478	1,695,120	7,036,452	1,627,322	1,393,301	4,300,568
Units withdrawn	(263,804)	(1,131,479)	(700,121)	(114,535)	(4,604,232)	(301,820)	(7,785,490)	(1,144,095)	(5,155,119)	(1,053,055)	(802,686)	(3,224,572)
Units transferred between divisions and to/from GPA	261,322	(24,788)	1,533,576	46,942	104,116	(81,625)	(107,063)	791,402	720,991	(1,164,632)	553,539	23,384

Net increase (decrease)	436,598	627,025	2,321,774	291,289	1,562,737	94,517	2,976,925	1,342,427	2,602,324	(590,365)	1,144,154	1,099,380

December 31, 2005 (Continued)	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	356,171	2,992,311	2,220,660	221,841	86,984	866,646	662,672	1,270,975	26,873	4,239,220	824,113	1,245,213
Units withdrawn	(223,163)	(2,387,114)	(1,225,392)	(278,373)	(279,987)	(599,372)	(228,025)	(366,401)	(12,606)	(3,060,736)	(529,100)	(635,476)
Units transferred between divisions and to/from GPA	415,533	(12,396,576)	203,009	116,878	48	211,983	350,758	879,512	63,495	(225,934)	11,100	490,883

Net increase (decrease)	548,541	(11,791,379)	1,198,277	60,346	(192,955)	479,257	785,405	1,784,086	77,762	952,550	306,113	1,100,620

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2004	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Units purchased	4,442,464	17,555	825,633	1,197,008	2,135,014	4,859,538	545,782	37,958	395,138	1,404,367	112,185	4,193	73,866
Units withdrawn	(2,680,513)	(1,980)	(248,038)	(255,714)	(583,297)	(2,888,615)	(229,353)	(12,857)	(88,904)	(723,527)	(85,461)	(1,575)	(103,828)
Units transferred between divisions and transferred to/from GPA	318,066	4,726	362,469	1,166,246	1,563,220	834,693	247,855	-	320,677	38,069	(18,911)	295,949	2,868

Net increase (decrease)	2,080,017	20,301	940,064	2,107,540	3,114,937	2,805,616	564,284	25,101	626,911	718,909	7,813	298,567	(27,094)

December 31, 2004 (Continued)	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Units purchased	60,110	151,544	273,311	1,043,287	215,276	186,972	2,611,347	6,097	2,280,762	6,260	354,534	51,627
Units withdrawn	(43,140)	(15,372)	(39,133)	(372,049)	(35,891)	(48,989)	(1,620,719)	(15)	(1,338,495)	(527)	(196,289)	(9,797)
Units transferred between divisions and transferred to/from GPA	236,390	29,546	145,640	64,530	-	47,304	(419,924)	12,760	(79,890)	365	(45,121)	7,839

Net increase (decrease)	253,360	165,718	379,818	735,768	179,385	185,287	570,704	18,842	862,377	6,098	113,124	49,669

December 31, 2004 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	347,211	176,934	3,514,398	579,668	75,253	10,032,575	10,778,203	1,132,037	317,196	1,704,891	3,230,582	18,585,567
Units withdrawn	(138,147)	(200,869)	(3,268,898)	(194,659)	(8,275)	(8,044,234)	(10,142,668)	(630,120)	(96,040)	(931,634)	(2,405,322)	(5,807,101)
Units transferred between divisions and transferred to/from GPA	26,877	(37,592)	(248,561)	42,113	18,402	(401,764)	(9,918,384)	31,985	827,868	388,468	3,996,978	(10,317,755)

Net increase (decrease)	235,941	(61,527)	(3,061)	427,122	85,380	1,586,576	(9,282,849)	533,902	1,049,024	1,161,725	4,822,238	2,460,711

December 31, 2004 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Units purchased	434,176	2,060,168	1,327,898	224,492	6,464,516	342,298	1,713,925	10,953,867	6,873,523	1,563,775	1,612,266	4,774,744
Units withdrawn	(182,851)	(1,359,543)	(639,999)	(61,525)	(4,521,648)	(177,728)	(1,002,320)	(8,394,010)	(4,218,996)	(1,222,545)	(779,075)	(3,182,402)
Units transferred between divisions and transferred to/from GPA	90,725	(145,575)	81,923	165,743	(70,434)	132,821	65,695	137,754	1,220,778	268,528	505,977	13,557

Net increase (decrease)	342,050	555,050	769,822	328,710	1,872,434	297,391	777,300	2,697,611	3,875,305	609,758	1,339,168	1,605,899

December 31, 2004 (Continued)	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	196,359	12,659,908	1,758,776	290,741	261,826	889,931	435,549	692,594	61,518	5,795,629	342,954	1,128,204
Units withdrawn	(158,688)	(9,834,603)	(1,172,990)	(295,587)	(249,514)	(467,046)	(97,689)	(149,823)	(57,961)	(3,537,399)	(96,510)	(598,047)
Units transferred between divisions and transferred to/from GPA	495,202	(5,893,096)	66,149	(114,942)	(37,476)	208,505	188,356	500,342	1,452	236,142	16,344	466,866

Net increase (decrease)	532,873	(3,067,791)	651,935	(119,788)	(25,164)	631,390	526,216	1,043,113	5,009	2,494,372	262,788	997,023

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2005 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Division
2005	257,079	$1.18 to $1.41	$356,527	1.62%	0.25% to 1.00%	4.86% to 5.64%
2004	187,809	1.13 to 1.33	247,855	2.14	0.25 to 1.00	7.59 to 8.40
2003	22,091	1.05 to 1.23	26,592	0.57	0.25 to 1.15	4.76 to 23.15

AIM V.I. Global Health Care Division
2005	618,846	1.25 to 1.38	842,578	-	0.25 to 1.00	7.08 to 7.88
2004	420,967	1.17 to 1.28	534,188	-	0.25 to 1.00	6.50 to 7.30
2003	41,149	1.10 to 1.19	48,653	-	0.55 to 1.15	10.00 to 19.33

AIM V.I. Technology Division
2005	2,402,426	0.65 to 1.05	1,385,141	-	0.25 to 1.00	1.16 to 1.92
2004	1,955,588	0.64 to 1.04	1,108,275	-	0.25 to 1.00	3.59 to 4.37
2003	1,219,820	0.54 to 1.33	667,827	-	0.25 to 1.15	(38.50) to 44.93
2002	716,624	0.37 to 0.42	269,428	(0.50)	0.55 to 0.75	(47.24) to (47.14)
2001	182,378	0.71 to 0.80	129,432	(0.50)	0.00 to 0.50	(46.23) to (46.12)

American Century VP Income & Growth Division
2005	18,318,707	1.00 to 1.24	20,136,781	1.92	0.25 to 1.00	3.59 to 4.37
2004	16,298,991	0.96 to 1.20	17,299,546	1.34	0.25 to 1.00	11.87 to 12.71
2003	14,218,974	0.82 to 1.24	13,446,388	1.17	0.25 to 1.15	7.03 to 29.03
2002	10,731,176	0.64 to 0.83	7,926,303	0.27	0.25 to 0.75	(20.12) to (19.57)
2001	5,443,016	0.80 to 1.04	5,064,514	0.20	0.25 to 0.60	(9.10) to 9.04

American Century VP International Division
2005	1,155,022	0.77	886,390	0.86	0.60	12.58
2004	165,085	0.68	112,535	0.51	0.60	14.24
2003	144,784	0.60	86,396	0.14	0.60	23.77
2002	8,451	0.48	4,074	0.13	0.60	(20.97)
2001	7,834	0.61	4,772	(0.62)	0.60	(29.77)

American Century VP Value Division
2005	5,171,296	1.27 to 1.50	7,590,318	0.75	0.25 to 1.00	3.99 to 4.77
2004	2,325,864	1.22 to 1.43	3,242,816	0.80	0.25 to 1.00	13.20 to 14.05
2003	1,385,800	1.08 to 1.44	1,696,343	0.71	0.25 to 1.15	7.89 to 28.57
2002	726,497	0.94 to 1.12	687,880	3.81	0.30 to 0.75	(13.37) to (12.92)
2001	303,619	1.08 to 1.29	331,969	(0.38)	0.30 to 0.60	12.07 to 12.52

American Funds® Asset Allocation Division
2005	4,217,625	1.22 to 1.37	5,704,429	2.54	0.25 to 1.00	8.06 to 8.87
2004	2,718,439	1.13 to 1.26	3,395,321	2.98	0.25 to 1.00	7.26 to 8.07
2003	610,899	1.05 to 1.17	709,272	3.23	0.55 to 1.15	5.39 to 16.84

American Funds® Growth-Income Division
2005	6,908,068	1.22 to 1.47	9,897,645	1.56	0.25 to 1.00	4.78 to 5.57
2004	4,228,401	1.16 to 1.39	5,780,509	1.23	0.25 to 1.00	9.28 to 10.10
2003	1,113,464	1.06 to 1.26	1,374,834	1.65	0.25 to 1.15	6.36 to 26.27

Fidelity® VIP Contrafund® Division (Initial)
2005	21,511,422	1.27 to 1.39	31,545,007	0.27	0.25 to 1.00	15.78 to 16.65
2004	18,290,136	1.09 to 1.20	23,153,203	0.31	0.25 to 1.00	14.33 to 15.19
2003	15,484,520	0.94 to 1.30	17,122,058	0.41	0.25 to 1.15	4.89 to 28.14
2002	12,308,191	0.74 to 1.02	10,675,799	0.17	0.25 to 0.75	(10.02) to (9.57)
2001	8,595,451	0.81 to 1.12	8,352,494	1.69	0.25 to 0.55	(12.94) to (12.50)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Fidelity® VIP Contrafund® Division (Service)
2005	3,696,254	$1.39 to $1.44	$5,187,310	0.18%	0.60% to 0.75%	15.98% to 16.15%
2004	2,846,876	1.20 to 1.24	3,437,237	0.22	0.60 to 0.75	14.48 to 14.65
2003	2,282,592	1.05 to 1.08	2,406,184	0.35	0.60 to 0.75	27.39 to 27.59
2002	2,370,393	0.82 to 0.85	1,967,189	(0.01)	0.60 to 0.75	(10.17) to (10.02)
2001	2,152,721	0.91 to 0.94	1,985,966	2.18	0.60 to 0.75	(13.11) to (12.96)

Fidelity® VIP Growth Division
2005	242,446	0.65	156,931	0.36	0.60	5.04
2004	225,961	0.62	139,240	0.16	0.60	2.65
2003	200,860	0.60	120,582	0.10	0.60	31.99
2002	56,432	0.45	25,667	(0.48)	0.60	(31.82)
2001	33,285	0.66	21,819	(0.03)	0.60	(18.34)

Franklin Small Cap Value Securities Division
2005	1,933,096	1.42 to 1.78	3,371,810	0.75	0.25 to 1.00	7.69 to 8.50
2004	827,903	1.32 to 1.64	1,334,961	0.16	0.25 to 1.00	22.52 to 23.44
2003	200,992	1.07 to 1.33	264,105	0.02	0.25 to 1.15	7.50 to 33.15

Goldman Sachs Capital Growth Division
2005	5,486,012	0.81 to 1.16	4,878,924	0.16	0.25 to 1.00	1.92 to 2.69
2004	4,822,200	0.79 to 1.13	4,178,485	0.76	0.25 to 1.00	8.00 to 8.82
2003	4,103,291	0.72 to 1.17	3,295,278	0.31	0.25 to 1.15	4.93 to 23.43
2002	2,804,255	0.58 to 0.81	1,822,310	(0.34)	0.25 to 0.75	(25.05) to (24.63)
2001	1,410,856	0.77 to 1.07	1,210,989	0.05	0.25 to 0.60	(15.10) to (8.75)

Goldman Sachs COREsm U.S. Equity Division
2005	663,869	1.10 to 1.27	772,544	0.81	0.30 to 0.60	5.88 to 6.19
2004	699,245	1.04 to 1.19	775,478	1.18	0.30 to 0.60	14.25 to 14.60
2003	691,432	0.91 to 1.04	666,907	0.81	0.30 to 0.60	28.70 to 29.09
2002	568,017	0.71 to 0.81	424,171	0.15	0.30 to 0.60	(22.49) to (22.19)
2001	539,054	0.91 to 1.04	524,373	(0.03)	0.30 to 0.60	(12.54) to (12.24)

Goldman Sachs Growth and Income Division
2005	250,634	1.18 to 1.24	308,365	1.00	0.30 to 0.60	3.31 to 3.62
2004	336,590	1.14 to 1.20	400,922	4.90	0.30 to 0.60	18.09 to 18.44
2003	38,023	0.97 to 1.01	37,031	1.27	0.30 to 0.60	23.62 to 23.99
2002	41,228	0.78 to 0.81	32,452	1.86	0.30 to 0.60	(11.94) to (11.64)
2001	45,688	0.89 to 0.92	41,872	(0.09)	0.30 to 0.60	(9.94) to (9.64)

Goldman Sachs International Equity Division
2005	285,942	1.20	343,948	0.12	0.60	13.03
2004	2,766,224	1.06	2,943,923	1.18	0.60	12.80
2003	2,793,318	0.94	2,635,312	4.34	0.60	34.68
2002	1,521,429	0.70	1,065,762	0.57	0.60	(18.94)
2001	664,673	0.86	573,580	1.13	0.60	(22.86)

Goldman Sachs Mid Cap Value Division
2005	949,888	2.49 to 2.57	2,397,694	0.68	0.30 to 0.60	12.15 to 12.49
2004	619,822	2.22 to 2.29	1,400,249	0.80	0.30 to 0.60	25.13 to 25.51
2003	366,462	1.78 to 1.82	660,678	1.88	0.30 to 0.60	27.62 to 28.01
2002	389,676	1.39 to 1.42	549,613	1.69	0.30 to 0.60	(5.29) to (4.99)
2001	202,234	1.47 to 1.50	300,104	3.86	0.30 to 0.60	11.38 to 11.71

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Janus Aspen Balanced Division (Institutional)
2005	942,759	$1.09	$1,028,940	2.46%	0.60%	7.31%
2004	652,633	1.02	663,797	2.44	0.60	7.88
2003	473,248	0.94	446,194	2.37	0.60	13.37
2002	256,636	0.83	213,434	2.01	0.60	(7.04)
2001	131,729	0.89	117,806	2.10	0.60	(5.26)

Janus Aspen Balanced Division (Service)
2005	609,073	1.18 to 1.28	767,565	2.43	0.25 to 1.00	6.59 to 7.39
2004	289,140	1.11 to 1.19	340,624	3.28	0.25 to 1.00	7.22 to 8.02
2003	103,853	1.04 to 1.10	112,184	1.55	0.55 to 1.15	3.65 to 10.12

Janus Aspen Forty Division (Institutional)
2005	10,150,025	0.83 to 1.10	10,081,264	0.22	0.25 to 0.75	12.01 to 12.57
2004	9,421,047	0.74 to 0.98	8,322,573	0.27	0.25 to 0.75	17.35 to 17.93
2003	8,850,343	0.61 to 0.84	6,575,759	0.52	0.25 to 0.75	19.64 to 20.23
2002	6,758,791	0.51 to 0.70	4,113,419	0.03	0.25 to 0.75	(16.27) to (15.97)
2001	3,550,910	0.61 to 0.84	2,474,675	1.01	0.25 to 0.60	(22.27) to (21.87)

Janus Aspen Forty Division (Service)
2005	24,886	1.39 to 1.54	36,004	0.01	0.50 to 1.00	11.44 to 12.00
2004	20,532	1.25 to 1.38	26,784	0.05	0.50 to 1.00	16.79 to 17.38
2003	1,690	1.07 to 1.17	1,854	0.17	0.65 to 1.15	7.04 to 17.31

Janus Aspen Worldwide Growth Division (Institutional)
2005	8,747,243	0.63 to 0.84	6,547,957	1.42	0.25 to 0.75	5.08 to 5.60
2004	8,002,873	0.60 to 0.80	5,650,473	1.06	0.25 to 0.75	4.00 to 4.52
2003	7,140,496	0.56 to 0.77	4,821,333	1.16	0.25 to 0.75	23.07 to 23.68
2002	5,658,803	0.45 to 0.62	3,043,076	0.51	0.25 to 0.75	(26.10) to (25.80)
2001	3,190,485	0.61 to 0.84	2,168,057	0.09	0.25 to 0.60	(23.04) to (22.63)

Janus Aspen Worldwide Growth Division (Service)
2005	58,535	1.15 to 1.36	72,298	1.30	0.50 to 1.00	4.52 to 5.04
2004	39,870	1.10 to 1.30	48,449	0.96	0.50 to 1.00	3.49 to 4.01
2003	33,772	1.06 to 1.25	40,164	0.35	0.65 to 1.15	6.13 to 24.82

MFS® Emerging Growth Division
2005	1,571,050	0.90 to 1.07	1,449,273	-	0.30 to 0.75	8.38 to 8.86
2004	1,877,080	0.83 to 0.98	1,632,471	-	0.30 to 0.75	12.12 to 12.62
2003	1,763,956	0.74 to 0.87	1,369,714	-	0.30 to 0.75	29.25 to 29.84
2002	1,592,540	0.57 to 0.67	947,815	(0.60)	0.30 to 0.75	(34.51) to (34.06)
2001	1,486,948	0.87 to 1.02	1,366,102	6.55	0.30 to 0.75	(34.24) to (33.79)

MFS® Investors Trust Division
2005	109,499	1.24 to 1.40	150,490	0.54	0.25 to 1.00	6.25 to 7.05
2004	62,017	1.17 to 1.31	80,199	0.53	0.25 to 1.00	10.25 to 11.08
2003	12,348	1.06 to 1.18	14,488	-	0.65 to 1.15	6.02 to 17.95

MFS® New Discovery Division
2005	1,335,883	1.09 to 1.44	1,991,389	-	0.25 to 1.00	4.20 to 4.98
2004	1,181,292	1.05 to 1.37	1,711,864	-	0.25 to 1.00	5.46 to 6.25
2003	945,351	0.99 to 1.60	1,315,522	-	0.25 to 1.15	(0.64) to 33.32
2002	893,469	1.01 to 1.20	947,590	(0.62)	0.30 to 0.75	(32.38) to (31.93)
2001	889,751	1.49 to 1.76	1,404,880	2.61	0.30 to 0.75	(5.78) to (5.33)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Research Division
2005	1,636,698	$0.99 to $1.14	$1,772,256	0.46%	0.30% to 0.75%	7.00% to 7.48%
2004	1,610,689	0.93 to 1.06	1,631,879	1.07	0.30 to 0.75	14.98 to 15.50
2003	1,672,216	0.81 to 0.92	1,467,152	0.66	0.30 to 0.75	23.77 to 24.33
2002	1,687,000	0.65 to 0.74	1,191,844	(0.18)	0.30 to 0.75	(25.29) to (24.84)
2001	695,009	0.87 to 0.98	609,391	11.23	0.30 to 0.75	(22.00) to (21.55)

MML Blend Division
2005	17,376,028	1.11 to 1.16	29,230,819	2.74	0.25 to 1.00	3.63 to 4.41
2004	17,779,888	1.06 to 1.12	28,864,924	2.70	0.25 to 1.00	7.60 to 8.41
2003	17,782,949	0.97 to 3.40	27,011,793	2.63	0.25 to 1.15	4.34 to 18.41
2002	18,030,469	0.82 to 2.88	23,192,092	2.43	0.25 to 0.75	(12.19) to (11.75)
2001	17,523,655	0.93 to 3.26	27,201,644	18.92	0.25 to 0.60	(6.46) to (5.99)

MML Emerging Growth Division
2005	1,458,515	0.88 to 1.12	1,260,116	-	0.25 to 1.00	(0.05) to 0.69
2004	1,262,834	0.88 to 1.12	1,078,912	-	0.25 to 1.00	13.52 to 14.38
2003	835,712	0.49 to 1.40	630,875	-	0.25 to 1.15	(1.10) to 45.55
2002	422,242	0.34 to 0.53	212,711	(0.69)	0.24 to 0.75	(43.04) to (42.74)
2001	154,175	0.59 to 0.94	112,431	(0.49)	0.25 to 0.60	(16.95) to (16.54)

MML Enhanced Index Core Equity Division
2005	302,225	1.21 to 1.41	410,203	11.83	0.25 to 1.00	4.46 to 5.24
2004	90,372	1.16 to 1.34	115,465	2.20	0.25 to 1.00	9.79 to 10.61
2003	4,992	0.77 to 1.21	6,032	3.05	0.65 to 1.15	(23.30) to 21.49

MML Equity Division
2005	53,222,971	1.08 to 1.25	98,216,064	1.95	0.25 to 1.00	2.10 to 2.87
2004	51,769,338	1.05 to 1.22	94,499,780	2.12	0.25 to 1.00	14.69 to 15.56
2003	50,182,762	0.78 to 3.80	80,954,021	1.83	0.25 to 1.15	6.43 to 27.17
2002	47,130,554	0.61 to 2.99	63,191,764	2.46	0.25 to 0.75	(20.30) to (16.33)
2001	41,460,228	0.77 to 3.73	74,355,450	28.64	0.25 to 0.75	(15.47) to (14.93)

MML Equity Index Division
2005	82,652,676	0.90 to 1.21	117,323,992	1.60	0.25 to 1.00	3.61 to 4.39
2004	93,376,410	0.87 to 1.16	122,804,884	1.75	0.25 to 1.00	9.50 to 10.32
2003	102,659,259	0.77 to 1.82	126,991,372	1.58	0.25 to 1.15	6.23 to 27.99
2002	86,851,896	0.60 to 1.42	88,054,517	0.98	0.25 to 0.75	(23.05) to (22.48)
2001	32,949,594	0.78 to 1.48	32,653,466	0.64	0.25 to 0.75	(12.91) to (12.40)

MML Growth Equity Division
2005	3,396,011	0.64 to 1.10	2,573,254	0.48	0.25 to 1.00	2.85 to 3.62
2004	3,049,364	0.62 to 1.07	2,223,682	0.51	0.25 to 1.00	3.84 to 4.62
2003	2,515,462	0.54 to 1.16	1,748,960	0.02	0.25 to 1.15	3.23 to 22.59
2002	1,811,188	0.44 to 0.61	1,010,111	(0.68)	0.25 to 0.75	(28.55) to (28.20)
2001	748,944	0.62 to 0.86	571,186	(0.46)	0.25 to 0.75	(25.95) to (25.38)

MML Inflation-Protected Bond Division
2005	2,020,990	1.07 to 1.17	2,333,227	5.03	0.25 to 1.00	0.62 to 1.37
2004	1,422,409	1.07 to 1.16	1,627,663	4.86	0.25 to 1.00	5.19 to 5.98
2003	373,385	0.79 to 1.09	404,629	2.75	0.25 to 1.15	(20.84) to 6.57
2002	27,316	1.02	27,870	1.13	0.24 to 0.55	2.91 to 2.98

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Large Cap Value Division
2005	6,442,457	$1.25 to $1.28	$7,605,314	0.75%	0.25% to 1.00%	8.20% to 9.01%
2004	4,754,624	1.15 to 1.18	5,225,937	0.83	0.25 to 1.00	10.73 to 11.57
2003	3,592,899	0.91 to 1.25	3,550,129	0.92	0.25 to 1.15	6.62 to 29.26
2002	2,039,994	0.71 to 0.80	1,572,743	0.32	0.25 to 0.75	(16.86) to (16.44)
2001	616,131	0.85 to 0.95	564,539	0.28	0.25 to 0.60	(11.82) to (11.38)

MML Managed Bond Division
2005	25,537,499	1.07 to 1.42	46,543,862	4.72	0.25 to 1.00	1.34 to 2.10
2004	27,506,791	1.05 to 1.39	48,735,262	5.02	0.25 to 1.00	3.43 to 4.21
2003	22,684,553	1.02 to 3.12	34,911,266	5.14	0.25 to 1.15	1.96 to 5.33
2002	23,370,778	1.12 to 2.97	37,247,077	6.14	0.25 to 0.75	7.60 to 8.13
2001	15,504,303	1.04 to 2.75	24,737,482	5.56	0.25 to 0.75	7.08 to 7.62

MML Money Market Division
2005	27,453,620	1.01 to 1.12	30,246,574	2.66	0.25 to 1.00	1.64 to 2.40
2004	21,109,347	1.00 to 1.10	23,575,100	0.80	0.25 to 1.00	(0.21) to 0.54
2003	18,648,636	1.00 to 1.93	20,673,190	0.62	0.25 to 1.15	(0.07) to 0.37
2002	23,842,095	1.02 to 1.93	28,873,441	0.75	0.25 to 0.75	0.00 to 1.04
2001	17,399,226	1.02 to 1.91	21,541,806	3.10	0.25 to 0.55	2.89 to 3.41

MML OTC 100 Division
2005	1,567,277	0.88 to 1.14	1,270,277	0.05	0.25 to 1.00	0.29 to 1.04
2004	1,130,679	0.87 to 1.13	930,681	0.75	0.25 to 1.00	9.27 to 10.09
2003	788,629	0.74 to 1.32	592,489	-	0.25 to 1.15	(20.71) to 48.26
2002	459,805	0.50 to 0.53	232,801	(0.30)	0.25 to 0.75	(38.15) to (37.98)
2001	3,330,783	0.38 to 0.86	1,327,242	(0.30)	0.30 to 0.55	(33.61) to (33.41)

MML Small Cap Equity Division
2005	7,862,155	1.16 to 1.33	11,086,914	5.31	0.25 to 1.00	(1.20) to (0.45)
2004	7,235,130	1.18 to 1.48	10,325,472	2.28	0.25 to 1.00	15.20 to 16.06
2003	6,680,080	1.02 to 1.48	8,274,682	0.22	0.25 to 1.15	2.01 to 30.97
2002	5,016,671	0.88 to 1.13	4,818,877	(0.32)	0.25 to 0.75	(12.59) to (12.06)
2001	2,579,036	1.00 to 1.29	2,931,759	0.20	0.25 to 0.75	2.58 to 3.10

MML Small Cap Growth Equity Division
2005	6,153,126	1.03 to 1.27	6,885,418	-	0.25 to 1.00	10.46 to 11.29
2004	3,831,352	0.92 to 1.15	4,096,525	-	0.25 to 1.00	12.13 to 12.97
2003	3,061,530	0.75 to 1.36	2,890,805	-	0.25 to 1.15	2.82 to 48.18
2002	2,167,483	0.50 to 0.68	1,364,742	(0.67)	0.25 to 0.75	(27.54) to (26.35)
2001	840,929	0.69 to 0.93	701,508	(0.05)	0.25 to 0.60	(13.36) to (12.93)

MML Small Company Opportunities Division
2005	729,418	1.37 to 1.80	1,279,520	13.71	0.25 to 1.00	9.85 to 10.68
2004	438,129	1.24 to 1.63	698,905	11.73	0.25 to 1.00	17.63 to 18.51
2003	109,419	1.06 to 1.37	146,955	10.02	0.55 to 1.15	5.64 to 37.18

Oppenheimer Aggressive Growth Division
2005	28,710,006	0.65 to 1.31	43,167,129	-	0.25 to 1.00	11.21 to 12.05
2004	27,147,269	0.58 to 1.18	37,035,548	-	0.25 to 1.00	18.59 to 19.48
2003	25,274,835	0.48 to 1.83	29,720,811	-	0.25 to 1.15	(0.52) to 25.28
2002	26,992,018	0.39 to 1.47	27,764,548	0.22	0.25 to 0.75	(28.54) to (27.97)
2001	26,266,478	0.54 to 2.04	41,358,680	15.11	0.25 to 0.75	(32.02) to (31.44)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Balanced Division
2005	1,842,071	$1.55 to $2.33	$2,866,875	1.70%	0.30% to 0.75%	3.11% to 3.58%
2004	1,747,554	1.50 to 2.25	2,683,222	0.94	0.30 to 0.75	9.28 to 9.77
2003	1,450,163	1.30 to 2.05	2,022,633	2.60	0.30 to 0.75	24.02 to 24.58
2002	2,028,527	1.04 to 1.64	2,698,777	4.27	0.30 to 0.75	(11.15) to (10.70)
2001	2,169,987	1.17 to 1.84	3,300,864	6.60	0.30 to 0.75	1.47 to 1.92

Oppenheimer Capital Appreciation Division
2005	42,058,279	0.84 to 1.16	55,273,128	0.89	0.25 to 1.00	4.06 to 4.84
2004	39,081,354	0.80 to 1.12	50,567,724	0.31	0.25 to 1.00	5.87 to 6.67
2003	36,383,743	0.75 to 2.57	48,581,710	0.36	0.25 to 1.15	5.52 to 30.62
2002	34,490,586	0.58 to 1.97	41,041,331	0.11	0.25 to 0.75	(27.61) to (27.04)
2001	26,289,539	0.79 to 2.70	49,259,411	9.25	0.25 to 0.75	(13.33) to (12.80)

Oppenheimer Core Bond Division
2005	8,134,363	1.09 to 1.27	10,800,107	4.96	0.25 to 1.00	1.57 to 2.33
2004	6,791,936	1.07 to 1.39	8,865,167	4.33	0.25 to 1.00	4.44 to 5.23
2003	6,014,636	1.02 to 1.65	7,531,796	4.94	0.25 to 1.15	2.37 to 6.51
2002	8,145,220	1.11 to 1.55	10,904,980	6.76	0.25 to 0.75	8.21 to 8.75
2001	5,677,908	1.03 to 1.43	7,417,769	5.41	0.25 to 0.75	6.98 to 7.52

Oppenheimer Global Securities Division
2005	31,013,195	1.26 to 1.45	62,118,410	0.98	0.25 to 1.00	13.17 to 14.02
2004	28,410,871	1.11 to 1.28	52,392,622	1.20	0.25 to 1.00	17.98 to 18.87
2003	24,535,566	0.92 to 2.63	39,412,655	0.72	0.25 to 1.15	8.33 to 42.66
2002	27,089,663	0.64 to 1.85	36,550,942	0.09	0.25 to 0.75	(22.88) to (22.33)
2001	21,866,147	0.83 to 2.38	41,915,667	13.09	0.25 to 0.75	(12.79) to (12.26)

Oppenheimer High Income Division
2005	7,384,700	1.13 to 1.33	10,357,580	6.60	0.25 to 1.00	1.30 to 2.06
2004	7,975,065	1.11 to 1.30	10,973,027	5.15	0.25 to 1.00	7.88 to 8.70
2003	7,365,307	1.03 to 1.80	9,570,904	5.57	0.25 to 1.15	3.09 to 23.65
2002	8,823,194	0.94 to 1.46	10,924,408	9.48	0.25 to 0.75	(3.15) to (2.64)
2001	5,019,571	0.97 to 1.50	6,312,246	10.06	0.25 to 0.75	1.21 to 1.71

Oppenheimer International Growth Division
2005	5,711,747	1.20 to 1.40	7,318,788	0.78	0.25 to 1.00	12.93 to 13.78
2004	4,567,593	1.06 to 1.24	5,192,020	1.32	0.25 to 1.00	16.68 to 17.56
2003	3,228,425	0.84 to 1.53	3,214,648	1.24	0.25 to 1.15	(10.14) to 52.91
2002	2,237,278	0.56 to 0.81	1,569,562	(0.03)	0.25 to 0.75	(29.26) to (28.81)
2001	1,367,419	0.79 to 1.14	1,482,280	16.56	0.30 to 0.75	(25.06) to (24.61)

Oppenheimer Main Street Division
2005	16,034,852	0.96 to 1.20	17,750,200	1.31	0.25 to 1.00	4.92 to 5.71
2004	14,935,472	0.91 to 1.14	15,778,180	0.81	0.25 to 1.00	8.37 to 9.19
2003	13,329,573	0.82 to 2.30	13,301,053	0.89	0.25 to 1.15	5.64 to 26.40
2002	15,280,533	0.65 to 1.82	16,175,461	0.35	0.25 to 0.75	(19.55) to (19.00)
2001	10,021,742	0.81 to 2.25	13,640,099	0.06	0.25 to 0.75	(10.91) to (5.12)

Oppenheimer Main Street® Small Cap Division
2005	2,183,856	1.99 to 2.03	4,370,534	-	0.30 to 0.75	9.10 to 9.59
2004	1,635,315	1.83 to 1.85	3,003,142	-	0.30 to 0.75	18.53 to 19.06
2003	1,102,442	1.53 to 1.55	1,701,236	-	0.30 to 0.75	43.28 to 43.93
2002	4,105,545	1.07 to 1.08	4,429,243	(0.39)	0.30 to 0.75	(16.50) to (16.05)
2001	1,850,511	1.28 to 1.29	2,378,185	(0.43)	0.30 to 0.75	(1.11) to (0.66)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Money Division
2005	9,470,144	$1.23 to $1.43	$11,291,985	2.74%	0.30% to 0.75%	2.10% to 2.55%
2004	21,261,523	1.21 to 1.39	24,941,893	0.97	0.30 to 0.75	0.23 to 0.68
2003	24,329,314	1.14 to 1.38	29,446,943	0.80	0.30 to 0.75	0.04 to 0.49
2002	35,027,179	1.13 to 1.37	44,477,532	0.97	0.30 to 0.75	0.00 to 72.00
2001	26,451,394	1.12 to 1.36	32,601,887	3.01	0.30 to 0.75	3.10 to 3.55

Oppenheimer Strategic Bond Division
2005	6,990,197	1.13 to 1.50	10,636,966	4.19	0.25 to 1.00	1.65 to 2.41
2004	5,791,920	1.11 to 1.46	8,791,997	4.72	0.25 to 1.00	7.59 to 8.40
2003	5,139,985	1.03 to 1.83	7,480,486	5.60	0.25 to 1.15	3.13 to 17.78
2002	4,889,280	1.10 to 1.56	6,407,010	8.10	0.25 to 0.75	6.64 to 7.18
2001	5,728,746	1.03 to 1.45	7,678,691	5.53	0.25 to 0.75	4.06 to 4.58

Panorama Growth Division
2005	1,454,955	0.88 to 0.90	1,305,890	1.61	0.60 to 0.75	5.62 to 5.78
2004	1,394,609	0.83 to 0.85	1,188,894	1.02	0.60 to 0.75	8.38 to 8.54
2003	1,514,397	0.76 to 0.79	1,190,482	1.12	0.60 to 0.75	25.86 to 26.05
2002	1,628,442	0.61 to 0.63	1,014,436	0.21	0.60 to 0.75	(19.72) to (19.57)
2001	1,547,416	0.75 to 0.78	1,199,006	0.44	0.60 to 0.75	(11.36) to (11.21)

Panorama Total Return Division
2005	883,033	1.04 to 1.11	976,855	2.71	0.60 to 0.75	4.00 to 4.15
2004	1,075,988	0.99 to 1.06	1,144,611	1.99	0.60 to 0.75	8.65 to 8.81
2003	1,101,152	0.91 to 0.98	1,078,249	3.34	0.60 to 0.75	20.19 to 20.37
2002	1,446,958	0.76 to 0.81	1,159,819	2.60	0.60 to 0.75	(15.20) to (15.05)
2001	1,387,287	0.89 to 0.96	1,311,147	3.41	0.60 to 0.75	(7.69) to (7.54)

Scudder VIT Small Cap Index Division
2005	3,728,581	1.26 to 1.35	5,138,270	0.61	0.25 to 1.00	3.23 to 4.00
2004	3,249,324	1.22 to 1.29	4,323,531	0.41	0.25 to 1.00	16.59 to 17.46
2003	2,617,934	1.04 to 1.40	2,976,472	0.76	0.25 to 1.15	4.47 to 46.06
2002	1,382,472	0.75 to 0.79	1,076,016	0.59	0.25 to 0.75	(21.18) to (20.78)
2001	387,219	0.95 to 1.00	376,515	10.63	0.25 to 0.55	1.31 to 1.81

T. Rowe Price Blue Chip Growth Division
2005	1,592,328	1.20 to 1.38	2,160,104	0.14	0.25 to 1.00	4.89 to 5.67
2004	806,923	1.14 to 1.31	1,039,044	0.85	0.25 to 1.00	7.60 to 8.41
2003	280,707	1.06 to 1.21	335,792	0.31	0.55 to 1.15	6.17 to 20.61

T. Rowe Price Equity Income Division
2005	3,234,003	1.26 to 1.46	4,635,938	1.75	0.25 to 1.00	2.89 to 3.66
2004	1,449,917	1.22 to 1.41	2,014,809	1.88	0.25 to 1.00	13.78 to 14.63
2003	406,804	1.08 to 1.23	496,163	1.57	0.25 to 1.15	7.63 to 22.71

T. Rowe Price Limited-Term Bond Division
2005	314,012	1.30	407,067	3.56	0.60	1.14
2004	236,250	1.28	302,805	3.28	0.60	0.50
2003	231,241	1.28	294,914	3.97	0.60	3.66
2002	122,868	1.23	151,171	4.33	0.60	4.82
2001	184,151	1.17	216,197	4.81	0.60	7.87

T. Rowe Price Mid-Cap Growth Division
2005	24,195,582	1.38 to 1.46	39,403,524	-	0.25 to 1.00	13.60 to 14.45
2004	23,243,032	1.22 to 1.27	33,394,627	-	0.25 to 1.00	17.17 to 18.05
2003	20,748,660	1.01 to 1.55	25,715,635	-	0.25 to 1.15	3.93 to 38.21
2002	15,780,021	0.73 to 1.12	14,304,655	(0.56)	0.25 to 0.75	(22.00) to (21.45)
2001	11,137,534	0.94 to 1.43	13,488,959	(0.50)	0.25 to 0.75	(1.67) to (1.17)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

T. Rowe Price New America Growth Division
2005	1,341,066	$0.90 to $1.09	$1,237,855	-%	0.30% to 0.75%	3.69% to 4.16%
2004	1,034,953	0.87 to 1.04	920,851	0.06	0.30 to 0.75	10.06 to 10.55
2003	772,165	0.79 to 0.94	627,164	-	0.30 to 0.75	34.10 to 34.70
2002	708,570	0.59 to 0.70	430,066	(0.68)	0.30 to 0.75	(29.06) to (28.61)
2001	616,681	0.83 to 0.98	527,626	1.03	0.30 to 0.75	(12.72) to (12.27)

Templeton Foreign Securities Division
2005	5,016,877	1.20 to 1.37	6,049,274	1.18	0.25 to 1.00	9.07 to 9.89
2004	3,916,257	1.09 to 1.25	4,303,349	1.03	0.25 to 1.00	17.35 to 18.23
2003	2,919,234	0.91 to 1.32	2,719,055	1.69	0.25 to 1.15	6.75 to 32.05
2002	1,882,949	0.69 to 0.74	1,329,541	0.91	0.25 to 0.75	(19.17) to (18.76)
2001	1,021,957	0.86 to 0.88	887,171	21.93	0.25 to 0.55	(16.62) to (16.21)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
[2]	The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

B.	Separate Account I assesses charges associated with the policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Face Amount Charge	$0.00 - $0.41 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.34 per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Annual Rate: 0.25% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

Loan Interest Rate Expense Charge	0.00% - 3.00% of the loan amount
This charge is assessed through a redemption of units.

Rider Charges:
These charges are assessed through a redemption of units.
A. Additional Insurance	$0.01 to $83.33 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

B. Disability Benefit	$0.01 to $0.266 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

C. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

D. Other Insured	$0.00 to $83.33 per $1,000 of insurance risk

E. Waiver of Monthly Charges	$0.01 to $0.349 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount

F. Waiver of Specified Premium	$0.01 to $0.26 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified benefit amount

G. Accidental Death Benefit	$0.06591- $0.12929 per $1,000 of coverage

H. Death Benefit Guarantee	$0.01 per $1,000 of face amount

I. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage

J. Estate Protection	$0.00 to $23.03 per $1,000 of insurance risk

K. Survivorship Term	$0.00 to $83.33 per $1,000 of insurance risk $0.00 to $0.07 per $1,000 of face amount

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2005 and 2004, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying financial statements of Massachusetts Mutual Life Insurance Company for the year ended December 31, 2003 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended. In our opinion, the Company’s financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of statutory accounting practices as described in Note 2.

/s/ KPMG LLP

February 24, 2006

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2005	2004
	(In Millions)
Assets:

Bonds	$37,263	$38,493
Common stocks	961	969
Mortgage loans	8,556	8,805
Policy loans	7,284	6,912
Real estate	1,298	1,485
Other investments	7,034	5,392
Cash, cash equivalents and short-term investments	3,884	2,296

Total invested assets	66,280	64,352

Accrued investment income	668	747
Other assets	1,171	1,113

Total assets excluding separate accounts	68,119	66,212

Separate account assets	32,575	29,375

Total assets	$100,694	$95,587

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2005	2004
	(In Millions)
Liabilities:

Policyholders’ reserves	$52,896	$50,744
Deposit fund balances	4,339	5,047
Policyholders’ dividends	1,172	1,016
Policyholders’ claims and other benefits	258	242
Federal income taxes	69	339
Asset valuation reserves	1,466	1,140
Other liabilities	1,902	2,009

Total liabilities excluding separate accounts	62,102	60,537

Separate account liabilities	31,904	28,759

Total liabilities	94,006	89,296

Policyholders’ contingency reserves	6,688	6,291

Total liabilities and policyholders’ contingency reserves	$100,694	$95,587

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Revenue:

Premium income	$11,854	$12,500	$12,152
Net investment income	4,022	3,838	3,870
Fees and other income	343	311	257

Total revenue	16,219	16,649	16,279

Benefits and expenses:

Policyholders’ benefits and payments	9,531	7,795	7,110
Addition to policyholders’ reserves and funds	3,498	5,827	6,105
Operating expenses	914	1,112	863
Commissions	488	520	548
State taxes, licenses and fees	111	107	113

Total benefits and expenses	14,542	15,361	14,739

Net gain before dividends and federal income taxes	1,677	1,288	1,540

Dividends to policyholders	1,155	996	1,098

Net gain from operations before federal income taxes	522	292	442

Federal income tax expense (benefit)	73	132	(122)

Net gain from operations	449	160	564

Net realized capital gains (losses)	214	137	(190)

Net income	$663	$297	$374

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES

IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Policyholders’ contingency reserves, beginning of year	$6,291	$6,282	$6,105

Increase (decrease) due to:
Net income	663	297	374
Change in net unrealized capital gains	209	120	249
Change in net unrealized foreign exchange capital gains (losses)	84	39	(129)
Change in asset valuation reserves	(326)	(252)	(398)
Change in non-admitted assets	(193)	(246)	(238)
Change in reserve valuation basis	11	6	—
Change in net deferred income taxes	29	59	81
Issuance of surplus notes	—	—	250
Prior period disability reserve adjustment	(61)	—	—
Other	(19)	(14)	(12)

Net increase	397	9	177

Policyholders’ contingency reserves, end of year	$6,688	$6,291	$6,282

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Cash flows from operations:
Premium and other income collected	$12,180	$12,871	$12,404
Net investment income	3,828	3,890	3,679
Benefit payments	(9,303)	(7,630)	(7,125)
Net transfers to separate accounts	(1,458)	(3,327)	(2,706)
Federal and foreign income taxes (paid) recovered	(340)	85	(110)
Commissions and other expenses paid	(1,510)	(1,770)	(1,402)
Dividends paid to policyholders	(999)	(1,100)	(1,180)

Net cash from operations	2,398	3,019	3,560

Cash flows from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	21,679	11,699	12,299
Common stocks	747	539	475
Mortgage loans	2,743	1,978	1,504
Real estate	240	703	198
Other	595	802	591

	26,004	15,721	15,067

Cost of investments acquired:
Bonds	(20,313)	(17,421)	(16,857)
Common stocks	(621)	(591)	(397)
Mortgage loans	(2,459)	(3,159)	(2,070)
Real estate	(4)	(302)	(318)
Other	(2,141)	(1,180)	(1,254)

	(25,538)	(22,653)	(20,896)
Net increase in policy loans	(373)	(348)	(310)

Net cash from investments	93	(7,280)	(6,139)

Cash flows from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(771)	994	560
Surplus notes	—	—	250
Other cash provided (applied)	(132)	(972)	126

Net cash from financing and other sources	(903)	22	936

Net change in cash, cash equivalents and short-term investments	1,588	(4,239)	(1,643)
Cash, cash equivalents and short-term investments, beginning of year	2,296	6,535	8,178

Cash, cash equivalents and short-term investments, end of year	$3,884	$2,296	$6,535

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investment management, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to policyholders’ contingency reserves, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries, other than domestic life insurance companies, variable interest entities and certain controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, whereas GAAP records these assets, net of any valuation allowance; (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas GAAP would report these recoverables as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in policyholders’ contingency reserves, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses, minimum pension liability, and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately; and (o) certain group annuity and variable universal life contracts which do not pass through all investment gains to contract holders are maintained in the separate accounts, whereas GAAP reports these contracts in the general account assets and liabilities of the Company.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. As of December 31, 2005, 2004 and 2003, the Company had no permitted practices.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit fund balances, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, and other-than-temporary impairments. Future events, including but not limited to changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2004 balances have been reclassified to conform to the current year presentation. During 2005, the Company implemented a new disability income active life reserve system. As a result, the Company recorded a prior period disability reserve adjustment. The active life reserves increased $52 million and the disabled life reserves increased $9 million, and these increases were recorded as a change to policyholders’ contingency reserves in accordance with Statutory Statement of Accounting Principles (“SSAP”) No. 3 “Accounting for Changes and Corrections of Errors.”

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

Asset-backed and mortgage-backed bonds and structured securities are valued at amortized cost using the interest method with estimates of future prepayments at the date of purchase obtained from independent sources; changes in prepayment speeds and estimated cash flows are updated quarterly and primarily accounted for using the prospective yield adjustment method. Prior to 2005, the retrospective yield adjustment method was used. The cumulative effect of this change in method as of January 1, 2005 was immaterial. Certain high quality asset-backed, mortgage-backed and structured securities are still accounted for using the retrospective yield adjustment method. The cost basis of asset–backed and mortgage-backed bonds and structured securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

The carrying values of bonds and mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) its ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) its near term intent to sell; (b) its contractual and regulatory obligations; and (c) the investments’ forecasted recovery in value. The Company conducts a quarterly management review that includes all bonds in default or not-in-good standing as well as securities valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other than temporary impairments. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

c.	Common stocks

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in policyholders’ contingency reserves. Common stock transactions are recorded on a trade date basis.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) its ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. The Company conducts a quarterly management review of all common stock issuers not-in-good standing as well as common stocks valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other than temporary impairments. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in policyholders’ contingency reserves.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The majority of policy loans are variable rate loans adjusted annually. The carrying value for policy loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included as a component of net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, common stocks of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with the change in unrealized capital gains and losses recorded in policyholders’ contingency reserves. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings adequate to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition, and other market factors. Distributions, not deemed to be a return of capital, are recorded in net investment income when received.

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in policyholders’ contingency reserves. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stocks of unconsolidated subsidiaries are accounted for using the equity method with the change in unrealized capital gains and losses recorded in policyholders’ contingency reserves. The Company accounts for the value of its investment in its subsidiary, MassMutual Holding LLC (“MMHLLC”), at its underlying GAAP net equity, adjusted for certain non-admitted assets. Distributions by MMHLLC are recorded in net investment income to the extent that distributions are received by the Company. Distributions to the Company are limited to MassMutual’s equity in MMHLLC.

Generally, preferred stocks in good standing are valued at amortized cost.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Repurchase agreements and investments in money market mutual funds are classified as short-term investments.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the statutory financial statements as a short-term investment. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income.

The Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral is less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The estimated fair values for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

i.	Securities lending

The Company participates in a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company, and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income. Interest income on loaned securities that is unrelated to securities lending is recorded in the appropriate investment category consistent with the type of securities lent.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include treasury securities, agency bonds, mortgage-backed securities, and investment grade corporate securities. The Company has the right to terminate the program at any time without penalty.

j.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

k.	Other assets

Other assets primarily include the deferred tax asset, fixed assets, outstanding premium and reinsurance recoverables.

Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to 10 years for leasehold improvements and three to 10 years for all other fixed assets. Most unamortized software and office equipment are non-admitted assets.

l.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, unamortized software, the prepaid pension plan asset, the interest maintenance reserve in a net asset position, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position with an offsetting adjustment to policyholders’ contingency reserves.

m.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect three categories of risk assumption: pass-through separate accounts, for which the policyholder assumes the investment risk; separate accounts for which the Company contractually guarantees either a minimum death, accumulation or income benefit to the policyholder; and separate accounts containing interest guarantee provisions. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

The Company may transfer investments to seed separate investment accounts. Investments transferred to separate accounts are transferred at the fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Realized capital losses associated with these transfers are recognized immediately.

n.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life reserves are calculated using actuarially accepted methodology and the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A and 2001 Commissioner Individual Disability Table C morbidity tables.

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The same reserve methods applied to standard policies are used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $27,595 million and $30,930 million of insurance in force at December 31, 2005 and 2004, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division and the Department.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death, accumulation and income benefits. The liabilities for guaranteed minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income benefits (“GMIB”) are included in policyholders’ reserves and the related changes in the liabilities are included in policyholders’ benefits.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value. For a life contract, a decrease in interest credited to the policyholder causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

A GMAB is a living benefit that provides the contract holder with a guaranteed minimum contract value at a specified time after its inception. If the account value is below that guarantee at the end of the specified period, it is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are 10 and 20 years. The 10 year variant may be reset annually after an initial two year period; resetting the benefit restarts the 10 year waiting period. In general the GMAB requires a guaranteed term selection and adherence to limitations required by an approved asset allocation strategy.

A GMIB is a living benefit that provides the contract holder with a guaranteed minimum annuitization value. The GMIB would be beneficial to the contract holder if the contract holder’s account value is lower than the GMIB value at the time of annuitization.

The Company’s annuity and variable universal life GMDB reserves are calculated in accordance with Actuarial Guideline 34 and 37, respectively. The GMAB and GMIB reserves are valued in accordance with Actuarial Guideline 39.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Deposit fund balances

Reserves for funding agreements, dividend accumulations, premium deposit funds and investment-type contracts such as supplementary contracts and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

p.	Policyholders’ dividends

Policyholders’ dividends expected to be paid in the following year are approved annually by MassMutual’s Board of Directors. The allocation of these dividends reflects the relative contribution of each group of participating policies to policyholders’ contingency reserves and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders’ dividends payable represent the estimated amount of dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statement of Income.

q.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in policyholders’ contingency reserves.

r.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, the liabilities related to collateral held on derivatives contracts, due and accrued expenses, and amounts held for agents.

The Company has entered into reverse repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Reverse repurchase agreements are accounted for as collateralized borrowings, with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense.

The Company provides collateral as dictated by the reverse repurchase agreement to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

s.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

t.	Participating contracts

Participating contracts issued by the Company represented approximately 65% and 68% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2005 and 2004, respectively.

u.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

v.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

w.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 02-07, Definition of Phrase ‘Other Than Temporary,’ with an effective date of December 2005. INT 02-07 provides clarifying language for the recognition of interest related impairments. Adoption of this guidance did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” SSAP No. 33 “Securitization,” and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities,” and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 caused a reduction in policyholders’ contingency reserves arising from a lower carrying value of the Company’s subsidiary, MassMutual Holding LLC, of approximately $11 million attributable to certain adjustments made to the GAAP carrying value of certain subsidiaries. Changes resulting from the adoption of this statement were accounted for as a change in accounting principle to policyholders’ contingency reserves.

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued INT 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” which provided guidance to adopt the final conclusions in Financial Accounting Standards Board Staff Position (“FSP”) 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003” (“the Act”) with certain modifications. The Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Company adopted INT 04-17 during 2004 and elected retrospective application with a measurement date of January 1, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Future adoption of accounting standards

In June 2005, the NAIC issued SSAP No. 90 “Accounting for the Impairment or Disposal of Real Estate Investments, and Discontinued Operations” with an effective date of January 1, 2006. SSAP No. 90 establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations including non-admitted intangible assets other than goodwill. An impairment loss shall be recognized only if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. A change resulting from the adoption of this statement shall be accounted for as a change in accounting principle in accordance with SSAP No. 3. The Company does not expect adoption of this statement to have a material impact on its financial condition or results of operation.

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006, and with early adoption permitted. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” Adoption of this statement in 2006 is expected to result in approximately a $20 million reduction in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U.S. government corporations and agencies	$7,119	$489	$18	$7,590
Debt securities issued by foreign governments	65	23	—	88
Asset-backed securities	2,081	49	4	2,126
Mortgage-backed securities	10,589	92	105	10,576
State and local governments	78	3	1	80
Corporate debt securities	14,607	532	113	15,026
Utilities	1,393	64	10	1,447
Affiliates	1,331	3	3	1,331

	$37,263	$1,255	$254	$38,264

At December 31, 2005, non-guaranteed obligations of agencies and authorities of governments and their political subdivisions included in the categories above were:

	Carrying Value	Fair Value
Mortgage-backed securities	$3,265	$3,259
State and local governments	43	46

	$3,308	$3,305

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These securities are primarily investments with the Federal Home Loan Mortgage Association, the Government National Mortgage Association, and Federal National Mortgage Association.

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,688	$335	$9	$10,014
Debt securities issued by foreign governments	85	26	—	111
Asset-backed securities	2,635	67	10	2,692
Mortgage-backed securities	7,444	375	176	7,643
State and local governments	90	6	1	95
Corporate debt securities	14,421	903	54	15,270
Utilities	1,376	108	3	1,481
Affiliates	2,754	16	7	2,763

	$38,493	$1,836	$260	$40,069

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

		December 31,
		2005		2004
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($In Millions)
1	Aaa/Aa/A	$24,773	66%	$25,277	65%
2	Baa	8,954	24	10,280	27
3	Ba	1,610	4	1,417	3
4	B	1,445	4	1,097	3
5	Caa and lower	266	1	200	1
6	In or near default	215	1	222	1

	Total	$37,263	100%	$38,493	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds at December 31, 2005 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$702	$705
Due after one year through five years	6,824	6,999
Due after five years through 10 years	7,914	8,097
Due after 10 years	9,078	9,686

	24,518	25,487
Asset and mortgage-backed securities	12,745	12,777

	$37,263	$38,264

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Proceeds from sales	$12,762	$3,700	$4,465
Gross realized capital gains	105	84	195
Gross realized capital losses	138	114	222

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2005, 2004 and 2003 were $58 million, $62 million and $157 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2005 and 2004, the Company had $57 million and $31 million, respectively, of these unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds and foreign currency fluctuations recorded as changes in net unrealized capital gains and changes in net unrealized foreign exchange capital gains, respectively, on the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,044	$16	161	$57	$2	36
Debt securities issued by foreign governments	2	—	1	1	—	1
Asset-backed securities	348	7	57	70	2	16
Mortgage-backed securities	4,866	68	195	1,054	37	95
State and local governments	28	—	3	4	—	1
Corporate debt securities	4,132	124	596	985	41	166
Utilities	418	7	62	98	4	20
Affiliates	41	1	2	48	2	2

	$10,879	$223	1,077	$2,317	$88	337

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,317	$6	7	$60	$3	4
Debt securities issued by foreign governments	2	—	3	—	1	1
Asset-backed securities	596	9	49	122	2	19
Mortgage-backed securities	1,850	165	69	326	11	16
State and local governments	4	—	1	26	1	1
Corporate debt securities	1,805	56	269	467	27	76
Utilities	96	1	17	71	2	12
Affiliates	1,398	7	7	22	—	2

	$7,068	$244	422	$1,094	$47	131

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses at December 31, 2005 were caused by interest rate increases and for mortgage-backed and corporate debt securities were partially offset by the underlying quality improvement related to strengthening economic conditions. For U.S. Treasury

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

securities and obligations of U.S. government, corporations and agencies, the contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. For mortgage-backed securities which were greater than 12 months duration, of the $37 million in unrealized losses less than $1 million were below an investment grade rating. The contractual cash flows of the majority of these securities are guaranteed by Federal National Mortgage Association. It is expected that the securities would not be settled at a price less than the amortized cost of the investment. For corporate debt securities which were greater than 12 months duration, of the $41 million in unrealized losses all except $12 million carried an investment grade rating. Based upon the Company’s impairment review process, the decline in the value of these investments is not considered to be other-than-temporary.

The Company is not exposed to any significant concentrations of credit risk from a non-governmental issuer.

b.	Common stocks

The cost and carrying value of common stocks were as follows:

	December 31,
	2005	2004
	(In Millions)
Cost	$697	$700
Gross unrealized gains	299	305
Gross unrealized losses	(35)	(36)

Carrying value	$961	$969

The gain and loss activity of common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$160	$138	$91
Gross realized capital losses	32	21	44

Other-than-temporary impairments on common stocks were $18 million, $9 million and $26 million during the years ended December 31, 2005, 2004 and 2003, respectively, and were included in realized capital losses.

The investments in common stocks included holdings in 215 issuers in an unrealized loss position with a fair value of $139 million including unrealized losses of $33 million, of which $16 million were greater than 12 months. In 2004, investments in common stocks included holdings in 185 issuers with a fair value of $69 million including unrealized losses of $36 million, of which $15 million were greater than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities is not considered to be other-than-temporary.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

At December 31, 2005 and 2004, the Company had a carrying value of $210 million and $236 million, respectively, of common stocks in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issuer.

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $8,556 million and $8,805 million, net of valuation allowances of $5 million and $10 million, at December 31, 2005 and 2004, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $1 million at December 31, 2005 and 2004.

At December 31, 2005, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2006	$571
2007	321
2008	635
2009	550
2010	775
Thereafter	3,650

Commercial mortgage loans	6,502
Residential mortgage loan pools	2,054

Total mortgage loans	$8,556

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 3.9% to 14.7% and from 2.9% to 14.7% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on commercial loans was 6.5% and 6.7% at December 31, 2005 and 2004, respectively. The lending rates on the mezzanine loan portfolio ranged from 7.0% to 20.0% and from 8.8% to 18.6%% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on mezzanine commercial loans was 11.5% and 11.7% at December 31, 2005 and 2004, respectively. During 2005, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 4.7% to 8.0%, and mezzanine loan lending rates ranged from 7.0% to 20.0%.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% at December 31, 2005 and 2004. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% at December 31, 2005 and 2004.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$65	$—	$2
Gross realized capital losses	2	4	4

There were no other-than-temporary impairments of mortgage loans for the years ended December 31, 2005 and 2003, respectively. Other-than-temporary impairments of mortgage loans were $3 million for the year ended December 31, 2004, and were included in realized capital losses.

At December 31, 2005, the Company had no restructured loans. At December 31, 2004, the Company had one restructured loan with an amortized cost of $1 million and no related valuation allowance. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2005 and 2004.

The balance in the valuation allowance at December 31, 2005 and 2004 was $5 million and $10 million, respectively. The changes in the provision are recorded through policyholders’ contingency reserves.

A portion of the Company’s mortgage loans was impaired and consisted of the following:

	December 31,
	2005	2004
	(In Millions)
Impaired mortgage loans with valuation allowance	$13	$58
Less valuation allowances on impaired loans	(5)	(10)

Net carrying value of impaired mortgage loans	$8	$48

The average recorded investment in impaired mortgage loans was $13 million and $93 million for the years ended December 31, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million, $5 million, and $8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans with a carrying value of $13 million had interest of $1 million that was 180 days past due at December 31, 2005. There were no mortgage loans with interest that was 180 days past due at December 31, 2004.

The geographic distribution of mortgage loans was as follows:

	December 31,
	2005	2004
	(In Millions)
California	$1,419	$1,203
Texas	471	529
Massachusetts	397	389
Florida	321	271
New York	313	391
Washington	267	140
All other states and countries	3,314	3,336

Commercial mortgage loans	6,502	6,259
Residential mortgage loan pools	2,054	2,546

Total mortgage loans	$8,556	$8,805

Geographic concentration is considered prior to the purchase of residential mortgage loan pools and there are no material concentration risks relative to policyholders’ contingency reserves with these pools.

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2005	2004
	(In Millions)
Held for the production of income	$1,870	$2,119
Accumulated depreciation	(602)	(623)
Encumbrances	(180)	(206)

Held for the production of income, net	1,088	1,290

Held for sale	158	123
Accumulated depreciation	(88)	(30)

Held for sale, net	70	93

Occupied by the Company	201	213
Accumulated depreciation	(61)	(111)

Occupied by the Company, net	140	102

Total real estate	$1,298	$1,485

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate, consisting primarily of land, was $13 million and $16 million at December 31, 2005 and 2004, respectively. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2005. None of the properties which were non-income producing real estate were under construction or major renovation at December 31, 2004.

Depreciation expense on real estate was $93 million, $103 million and $107 million for the years ended December 31, 2005, 2004 and 2003, respectively.

In 2005 the Company sold real estate with a fair value of $225 million into a real estate separate account offered to contract holders and recognized a gain of $117 million related to this sale. In 2004, the Company transferred real estate with a fair value of $533 million into a real estate separate account offered to contract holders. As of December 31, 2005 and 2004 the Company had a deferred gain of $152 million and $159 million, respectively, related to this transfer.

The gain and loss activity of real estate investments, including impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$158	$146	$13
Gross realized capital losses	16	23	4

Impairments on real estate were $9 million and $2 million for the years ended December 31, 2005 and 2004, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in its real estate portfolio.

e.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, common stocks of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2005	2004
	(In Millions)
Partnerships and LLCs	$2,635	$1,829
Derivative financial instruments	1,274	1,478
MassMutual Holding, LLC	1,713	809
Common stocks of other unconsolidated subsidiaries and affiliates	1,279	1,112
Preferred stocks	132	161
Other	1	3

Total	$7,034	$5,392

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$44	$28	$24
Gross realized capital losses	34	65	33

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2005, 2004 and 2003 were $27 million, $49 million and $32 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$2,286	$2,089	$1,966
Common stocks	51	30	20
Mortgage loans	585	578	530
Policy loans	524	507	505
Real estate	252	280	290
Derivative financial instruments	269	373	451
Cash, cash equivalents and short-term investments	130	111	132
Other investments	378	266	303

Subtotal investment income	4,475	4,234	4,197
Amortization of IMR	(24)	34	117
Net gain from separate accounts	26	11	—
Less investment expenses	(455)	(441)	(444)

Net investment income	$4,022	$3,838	$3,870

g.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$(33)	$(30)	$(27)
Common stocks	128	117	47
Mortgage loans	63	(4)	(2)
Real estate	142	123	9
Derivative financial instruments	(219)	(28)	(214)
Other investments	23	(39)	(56)
Federal and state taxes	1	(21)	—

Net realized capital gains (losses) before deferral to IMR	105	118	(243)

Net losses deferred to IMR	168	28	82
Less taxes	(59)	(9)	(29)

Net after tax losses deferred to IMR	109	19	53

Net realized capital gains (losses)	$214	$137	$(190)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net realized gains and losses on derivatives financial instruments by type are as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Interest rate swaps	$(120)	$(75)	$(318)
Currency swaps	(10)	2	—
Options	(50)	(58)	(23)
Forward commitments	(20)	116	222
Financial futures	(19)	(13)	(95)

Total	$(219)	$(28)	$(214)

h.	Securities lending

As of December 31, 2005 and 2004, securities with a fair value of $745 million and $2,026 million respectively, were on loan. Collateral, in the form of securities, of $768 million and $2,129 million was held on the Company’s behalf, by a trustee, as of December 31, 2005 and 2004 respectively.

i.	Repurchase and reverse repurchase agreements

At December 31, 2005 and 2004, the Company had repurchase agreements outstanding with a total carrying value of $37 million and $28 million, respectively. At December 31, 2005, the maturities of these agreements ranged from January 6, 2006 through January 13, 2006 while the interest rate was 4.4%. The outstanding amount at December 31, 2005 and 2004 was collateralized by bonds with a fair value of $37 million and $28 million, respectively.

At December 31, 2005 and 2004, the Company had reverse repurchase agreements outstanding with total carrying values of $244 million and $52 million, respectively. At December 31, 2005, the maturities of these agreements ranged from January 6, 2006 through March 9, 2006, while the interest rates ranged from 4.3% to 4.6%. The outstanding amounts at December 31, 2005 and 2004 were collateralized by bonds with a fair value of $245 million and $51 million respectively.

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset, equity and credit default

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks primarily related to funding agreements.

Credit default swaps allow for transferring the credit exposure of fixed income products between parties. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. The Company may use credit default swaps to reduce exposure to a particular issuer, or add exposure to an issuer.

Asset swaps allow for a fixed investment such as a bond with guaranteed coupon payments to be swapped for a floating investment such as an index.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

The Company utilizes certain other agreements including forward commitments and financial futures to reduce exposures to various risks. Forward commitments and financial futures are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2005 and 2004, the Company held collateral of $1,100 million and $1,358 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $154 million and $152 million at December 31, 2005 and 2004, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$756	$30,046	$8	$1,397
Currency swaps	281	1,263	74	324
Asset, equity and credit default swaps	(1)	529	—	—
Options	228	9,146	—	—
Interest rate caps and floors	—	1,059	—	—
Forward commitments	10	1,545	3	50
Financial futures - short positions	—	530	—	—

Total	$1,274	$44,118	$85	$1,771

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$966	$22,006	$2	$247
Currency swaps	378	1,040	68	264
Asset, equity and credit default swaps	1	291	—	—
Options	133	6,899	—	—
Interest rate caps and floors	5	1,000	—	—
Forward commitments	(5)	599	6	341
Financial futures - short positions	—	64	—	—
Financial futures - long positions	—	856	—	—

Total	$1,478	$32,755	$76	$852

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2005	2004
	(In Millions)
Open interest rate swaps in a fixed receive position	$15,256	$14,341
Open interest rate swaps in a fixed pay position	9,500	7,472
Other interest related swaps	6,687	440

Total interest rate swaps	$31,443	$22,253

6.	Fair value of financial instruments

The fair value disclosures below may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2005		2004
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$37,263	$38,264	$38,493	$40,069
Common stocks	961	961	969	969
Preferred stocks	132	144	161	170
Mortgage loans	8,556	8,740	8,805	9,152
Policy loans	7,284	7,284	6,912	6,912
Derivative financial instruments	1,274	1,274	1,478	1,478
Cash, cash equivalents and short-term investments	3,884	3,884	2,296	2,296

Financial liabilities:
Derivative financial instruments	85	85	76	76
Funding agreements	2,971	2,992	3,651	3,741
Investment-type insurance contracts	11,072	10,989	11,150	11,193

As of December 31, 2005, external vendors and broker quotations were the pricing sources for 71% of bond securities and internal models were the pricing sources for 29% of bond securities.

7.	Fixed assets

The Company has fixed assets, comprised primarily of internally developed and purchased software, operating software, EDP equipment, office equipment and furniture. Fixed assets amounted to $141 million and $143 million, net of accumulated depreciation of $317 million and $274 million, at December 31, 2005 and 2004, respectively. Depreciation expense on fixed assets for the years ended December 31, 2005, 2004 and 2003 was $55 million, $59 million and $63 million, respectively.

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2005:

Issue Year	Amount	Interest Rate	Maturity Date
	(In Millions)
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division. Surplus notes are included in policyholders’ contingency reserves.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003.

Interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $41 million, $41 million and $34 million was approved and paid in 2005, 2004 and 2003, respectively.

9.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of these contracts and arrangements related to unconsolidated subsidiaries and affiliates were $167 million, $151 million and $155 million for 2005, 2004 and 2003, respectively. The majority of these fees were from C.M. Life Insurance Company (“C.M. Life”), which accounted for $100 million in 2005, $113 million in 2004 and $121 million in 2003.

The Company has agreements with its affiliates, including Babson Capital Management LLC (“Babson Capital”) and OppenheimerFunds Inc., whereby the Company receives revenue from these affiliates for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. The agreement with Babson Capital was discontinued during 2004. For the years ended December 31, 2005, 2004 and 2003 revenue of $16 million, $15 million and $13 million, respectively, was recorded by the Company under these agreements.

Various unconsolidated subsidiaries and affiliates, including Babson Capital, provide investment advisory services to the Company. Fees incurred for such services were $160 million, $147 million and $132 million for 2005, 2004 and 2003, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $11 million, $9 million and $8 million for 2005, 2004 and 2003, respectively.

In 2003 and 2005, the Company entered into modified coinsurance agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Total premium assumed under these agreements was $67 million, $40

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

million and $41 million for the years ended December 31, 2005, 2004 and 2003, respectively. Commissions included $36 million, $6 million and $40 million of expense allowances on reinsurance ceded in 2005, 2004 and 2003, respectively. Total policyholders’ benefits assumed were $20 million, $14 million and $12 million in 2005, 2004 and 2003, respectively. Modified coinsurance adjustments of $32 million, $16 million and $17 million were paid by the Company in 2005, 2004 and 2003, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed on these agreements were $114 million, $168 million and $239 million in 2005, 2004 and 2003, respectively. Commissions included $26 million, $86 million and $104 million of expense allowances in 2005, 2004 and 2003, respectively. Total policyholders’ benefits incurred on these agreements were $75 million, $92 million and $62 million in 2005, 2004 and 2003, respectively. Modified coinsurance adjustments of $47 million, $40 million and $37 million were recorded from Bay State and C.M. Life in 2005, 2004 and 2003, respectively. Experience refunds of $7 million, $16 million and $16 million were paid to Bay State and C.M. Life in 2005, 2004 and 2003, respectively. In 2004, the Company discontinued its coinsurance agreements for new business related to two universal life products with C.M. Life.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $88 million, $118 million and $117 million in 2005, 2004 and 2003, respectively. The Company has an agreement with C.M. Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had commissions receivable of less than $1 million as of December 31, 2005 and 2004, respectively, and received commissions of $1 million, $5 million and $9 million from C.M. Life for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company had outstanding amounts due to Babson Capital of $25 million at 4.0% and $23 million at 4.5%, and to Cornerstone Real Estate Advisers LLC of $5 million at 4.0 % and $4 million at 4.5% at December 31, 2005 and 2004, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million for the years ended December 31, 2005 and 2004.

10.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. In addition to reinsurance on a portion of its life business, the Company also reinsures all of its long-term care business and a small portion of its disability business. The amounts reinsured are on a yearly renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $912 million assuming no return of other assets from the reinsurer to the Company upon termination of these agreements.

Premium ceded to unaffiliated insurers were $436 million, $378 million and $328 million and reinsurance recoveries were $215 million, $166 million and $187 million for the years ended December 31, 2005, 2004 and 2003, respectively. Amounts recoverable from reinsurers were $78 million and $50 million as of December 31, 2005 and 2004, respectively. At December 31, 2005, one reinsurer accounted for 33% of the outstanding reinsurance recoverable and the next largest reinsurer had 18% of the balance.

Reserves ceded to unaffiliated insurers were $1,068 million and $928 million as of December 31, 2005 and 2004, respectively. Of these reserves, the amounts associated with life policies for mortality and other related risks totaled $801 million and $708 million as of December 31, 2005 and 2004, respectively. The remaining balance relates to long-term care and disability policies.

11.	Investments in unconsolidated subsidiaries

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and Bay State, a subsidiary of C.M. Life which primarily writes variable life and bank-owned life insurance business.

The Company’s wholly-owned subsidiary, MMHLLC, is the parent of other subsidiaries which include retail and institutional asset management, registered broker-dealer, and international life and annuity operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities.

For domestic life insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $448 million at December 31, 2005 is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2006.

For international insurance subsidiaries, the most significant insurance regulatory jurisdictions include Japan, Taiwan, Hong Kong and Bermuda. Historically, the Company reinvested a substantial portion of its unrestricted earnings in these operations.

In 2005, 2004 and 2003, the Company contributed additional paid-in capital of $517 million, $30 million and $256 million, respectively, to its subsidiaries including MMHLLC. During the first quarter of 2005, MMHLLC purchased Baring Asset Management. During 2005, the Company contributed capital to MMHLLC to establish a new monoline financial guaranty insurance company. During the fourth quarter of 2005, MMHLLC completed the sale of Antares Capital Corporation (“Antares”) and as a result MMHLLC, with a portion of the proceeds of the sale, paid down debt owed to the Company.

In 2005, 2004 and 2003, the Company received $100 million, $100 million and $150 million, respectively, in distributions from MMHLLC. The carrying value of MMHLLC was $1,713 million and $809 million at December 31, 2005 and 2004, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $1,038 million and $2,493 million at December 31, 2005 and 2004, respectively. The Company recorded interest income on MMHLLC debt of $72 million, $88 million and $132 million in 2005, 2004 and 2003, respectively. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2005	2004	2003
	(In Millions)
Total revenue	$1,367	$2,295	$1,946
Net income	137	72	105
Assets	13,544	13,299	11,690
Liabilities	12,892	12,680	11,081

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for the other unconsolidated subsidiaries:

	As of and for the Years Ended December 31,
	2005	2004	2003
	(In Millions)
Total revenue	$5,029	$4,214	$3,230
Net income	693	342	274
Assets	27,577	19,608	14,824
Liabilities	24,875	18,042	13,557

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product ($ in millions):

	December 31,
	2005		2004
	Amount	Interest Rates	Amount	Interest Rates
Individual life	$27,893	2.5% - 6.0%	$26,936	2.5% - 6.0%
Group annuities	9,020	2.3% - 11.3%	9,006	2.3% - 11.3%
Group life	8,696	2.5% - 4.5%	7,973	2.5% - 4.5%
Individual annuities	2,808	2.3% - 11.3%	2,617	2.3% - 11.3%
Disabled life claim reserves	1,660	3.5% - 6.0%	1,591	3.0% - 6.0%
Individual universal and variable life	1,448	3.5% - 6.0%	1,136	3.5% - 6.0%
Guaranteed investment contracts	669	2.5% - 13.0%	819	2.5% - 13.0%
Disability active life reserves	549	3.5% - 6.0%	513	3.0% - 6.0%
Other	153	2.5% - 4.5%	153	2.5% - 4.5%

Total	$52,896		$50,744

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. Contributions and withdrawals are largely fixed at the time of sale. As of December 31, 2005, approximately $144 million can be surrendered with a market-value adjustment. At December 31, 2005, the Company’s GICs maturity schedule was as follows:

(In Millions)
2006	$122
2007	139
2008	115
2009	279
2010	8
Thereafter	6

Total	$669

b.	Deposit fund balances

The following table summarizes deposit fund balances and the range of interest rates by type of product ($ in millions):

	December 31,
	2005		2004
	Amount	Interest Rates	Amount	Interest Rates
Funding agreements	$2,971	2.6% - 10.2%	$3,651	1.2% - 10.2%
Supplementary contracts	624	2.5% - 8.0%	631	2.5% - 8.0%
Dividend accumulations	604	4.3% - 4.6%	614	4.6% - 5.1%
Other	140	4.0% - 8.0%	151	4.0% - 5.0%

Total	$4,339		$5,047

The Company created trusts which established a $2 billion European Medium-Term Note Program and a $5 billion Global Medium-Term Note Program. The purpose of both programs is to issue medium-term notes to domestic and international investors. Proceeds from the sale of the medium-term notes by these unconsolidated affiliated trusts are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series.

Structurally the same as GICs, funding agreements are investment contracts sold to the domestic and international non-qualified market. In general, the terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity dates. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to economically eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2005, the Company has cumulatively issued $3,754 million of funding agreements under these programs.

At December 31, 2005, the Company’s maturity schedule for funding agreements was as follows:

(In Millions)
2006	$767
2007	520
2008	307
2009	450
2010	206
Thereafter	721

Total	$2,971

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated cost of paying claims under individual disability and long term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all expenses associated with processing and settling these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. Accordingly, actual claim reserves may vary from present estimates. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2005	2004
	(In Millions)
Claim reserves, beginning of year	$1,722	$1,642
Less reinsurance recoverables	(98)	(79)

Net claim reserves, beginning of year	1,624	1,563

Claims paid related to:
Current year	(15)	(7)
Prior years	(242)	(240)

Total claims paid	(257)	(247)

Incurred related to:
Current year’s incurred	197	173
Current year’s interest	5	4
Prior years’ incurred	59	58
Prior years’ interest	76	73

Total incurred	337	308

Net claim reserves, end of year	1,704	1,624
Plus reinsurance recoverables	88	98

Claim reserves, end of year	$1,792	$1,722

The changes in reserves for incurred claims related to prior years are primarily the result of ongoing analysis of recent loss development trends and include $8 million and $19 million of prior period corrections recorded to policyholders’ contingency reserves.

The following table reconciles the disabled life claim reserves to net claim reserves at the end of the year presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2005	2004
	(In Millions)
Disabled life claim reserves	$1,660	$1,591
Accrued claim liabilities	44	33

Net claim reserves, end of year	$1,704	$1,624

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death, accumulation and income benefits on annuity and variable universal life contracts:

	Annuity			Life	Total
	GMDB	GMAB	GMIB	GMDB
	(In Millions)
December 31, 2005	$3	$4	$7	$20	$34
December 31, 2004	3	2	3	2	10

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death, accumulation and income benefits classified as policyholders’ reserves and separate accounts. Net amount at risk is defined as the seriatim total of the minimum guarantee less the account value, but not less than zero.

	December 31, 2005			December 31, 2004
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$6,049	$65	59	$5,535	$91	58
GMAB	507	—	N/A	335	—	N/A
GMIB	1,017	1	59	636	—	53

Account balances of annuity contracts with GMDB guarantees invested in separate accounts were $5,131 million and $4,532 million at December 31, 2005 and 2004, respectively. In addition to the amount invested in separate account investment options, $918 million and $1,003 million of account balances of annuity contracts with GMDB guarantees were invested in general account investment options at December 31, 2005 and 2004, respectively.

The Company sells universal life and variable universal life type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2005 and 2004, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $397 million and $279 million, respectively.

The determination of the GMDB claim reserves is based on Actuarial Guideline 34 and 37. Reserves for GMAB and GMIB are based on Actuarial Guideline 39.

GMDB benefits will be paid on death, which we generally expect between ages 60 and 90. GMAB benefits will be paid either 10 or 20 years from their election dependent on the terms of the benefit. GMIB benefits are generally expected to be initiated between ages 60 and 80; the Company does not expect significant elections after age 80 as the benefit accumulation ceases at that time.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $70 million, $40 million and $48 million to its qualified defined benefit plan for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching contributions by the Company were $20 million, $21 million and $18 million for the years ended December 31, 2005, 2004 and 2003, respectively, and are included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

b.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. At December 31, 2005 and 2004, the net unfunded accumulated benefit obligation was $278 million and $247 million, respectively, for employees and agents eligible to retire or currently retired.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables set forth for the pension and postretirement/employee plans: (a) a reconciliation of beginning and ending balances of the benefit obligation or liability of the Company; (b) a reconciliation of beginning and ending balances of the fair value of the plan assets or what the plans have in assets to cover the Company’s obligation; and (c) the funded status of these plans or what the Company currently owes on these plans to meet its obligations. Prepaid and accrued benefit costs are included in other assets and other liabilities, respectively in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(In Millions)
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,197	$1,126	$258	$282
Service cost	39	34	5	5
Interest cost	70	66	15	15
Medicare prescription direct subsidy	—	—	—	(33)
Actuarial loss	54	32	23	9
Benefits paid	(64)	(61)	(24)	(27)
Contribution by plan participants	—	—	8	7
Plan amendments	—	—	3	—
Change in actuarial assumptions	87	—	—	—

Projected benefit obligation, end of year	$1,383	$1,197	$288	$258

Change in plan assets:
Fair value of plan assets, beginning of year	$1,071	$964	$11	$16
Actual return on plan assets	137	115	—	—
Employer contribution	84	53	15	15
Benefits paid	(64)	(61)	(24)	(27)
Contributions by plan participants	—	—	8	7

Fair value of plan assets, end of year	$1,228	$1,071	$10	$11

Funded status:	$(155)	$(126)	$(278)	$(247)
Unrecognized net actuarial loss	506	451	59	36
Unrecognized prior service cost	—	—	3	—
Remaining net obligation at initial date of application	7	7	37	42
Effect of fourth quarter activity	3	3	3	4

Subtotal net amount recognized	361	335	(176)	(165)
Less assets non-admitted	510	480	—	—

Net amount recognized	$(149)	$(145)	$(176)	$(165)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(In Millions)
Amounts recognized in the Statutory
Statements of Financial Position:
Prepaid benefit cost	$503	$473	$—	$—
Intangible assets	7	7	—	—
Less assets non-admitted	510	480	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(196)	(189)	(176)	(165)
Policyholders’ contingency reserves	47	44	—	—

Net amount recognized	$(149)	$(145)	$(176)	$(165)

Projected benefit obligation for:
Vested employees	$1,383	$1,197	$288	$258
Non-vested employees	32	31	40	39

Accumulated benefit obligation for defined benefit plans	$1,301	$1,130

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	December 31,
	2005	2004
	(In Millions)
Projected benefit obligation	$211	$197
Accumulated benefit obligation	196	189
Fair value of plan assets	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income for the years ended December 31, 2005 and 2004, which contain the following components:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$39	$34	$5	$5
Interest cost	70	66	15	15
Expected return on plan assets	(80)	(76)	—	—
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized losses	28	27	1	1

Total net periodic cost	$58	$52	$26	$26

Increase in minimum liability included in policyholders’ contingency reserves	$3	$9	$—	$—

The weighted-average assumptions and assumed health care cost trend rates at December 31, 2005 and 2004 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs are as follows:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.50%	6.00%	5.50%	6.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	6.00%	6.00%	6.00%	6.00%
Long term rate of return on assets	8.00%	8.00%	3.00%	3.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	—	—	8.00%	9.00%
Ultimate health care cost trend rate after gradual decrease until 2010 and 2008, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established via a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

The change in the discount rate from 6.00% in 2004 to 5.50% in 2005 is in direct correlation to the change in the Moody’s Aa Corporate Bond rate as of the measurement date of September 30, 2005, which has resulted in an increase in the benefit obligation.

The health care cost trend rate assumption was decreased in 2005 due to favorable claims experience. Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2005:

	One-Percentage Point Increase	One-Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$(1)
Effect on other postretirement benefit obligation	18	(16)

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets at December 31,
Asset Category	Actual 2005	2005 Target Ranges	Actual 2004
Domestic equity	55%	45.0% - 55.0%	54%
International equity	12	7.5% - 12.5%	11
Domestic fixed-income	24	25.0% - 35.0%	27
Alternative investments	9	7.5% - 12.5%	8

Total	100%		100%

As of December 31, 2005 and 2004, pension plan assets of $1,238 million and $1,150 million, respectively, were invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth, value, and small and large capitalizations. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans’ weighted-average asset allocations by asset category are as follows:

	Plan Assets at December 31,
Asset Category	2005	2004
Domestic fixed income	45%	50%
Cash and cash equivalents	55	50

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

The Company expects to spend $35 million to meet its expected obligations under its nonqualified pension plans and other postretirement benefit plans in 2006.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2006	$61	$21	$2
2007	64	22	2
2008	67	23	2
2009	70	25	3
2010	73	26	3
2011-2015	437	146	15

The net expense charged to operations for all employee benefit plans was $165 million, $160 million and $132 million for the years ended December 31, 2005, 2004 and 2003, respectively.

c.	Employee compensation plans

A short-term incentive compensation plan exists that is offered to substantially all employees not covered by another incentive plan. Employees are given an annual bonus based on individual and company performance. The costs associated with the short-term incentive compensation plan were recorded by the Company.

Nonqualified deferred compensation plans are offered allowing certain employees to elect to defer a portion of their compensation. Several shadow investment options are available under these plans. The majority of costs associated with the nonqualified deferred compensation plan were recorded by the Company with less than $1 million being recorded by the MMHLLC.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Key employees of the Company have been granted performance units in a long-term incentive compensation plan. Under this plan, performance units are granted at the start of each three year performance period. An individual employee’s participation and/or the number of units granted may vary from one cycle to the next based on performance, impact on organization and relative contribution. Each unit’s value is based on the three year consolidated results for the total enterprise on pre-established goals and measures for each performance cycle. Awards are paid at the completion of each three year performance period and are subject to forfeiture if separation from service occurs for reasons other than retirement, death, disability, divestiture or position elimination. During 2005, 25% of the costs were recorded by MMHLLC with the remainder recorded by the Company. In 2004, 50% of the costs related to the long-term incentive plan were recorded by MMHLLC with the remainder recorded by the Company.

Several key employees of the Company and MMHLLC have been granted special compensation agreements which provide fixed amounts that become vested and payable at retirement. These fixed amounts are invested in several shadow investment options specified by each agreement that allow for additional earnings to be credited based on market performance. During 2005, 98% of the costs related to the special compensation agreements were recorded by MMHLLC with the remainder recorded by the Company. In 2004, 99.9% of the costs were recorded by MMHLLC with the remainder recorded by the Company.

14.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of policyholders’ contingency reserves. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves are as follows:

	December 31,
	2005	2004
	(In Millions)
Total deferred tax assets	$2,315	$2,246
Total deferred tax liabilities	(1,210)	(1,244)

Net deferred tax asset	1,105	1,002
Deferred tax assets non-admitted	(700)	(607)

Net admitted deferred tax asset	$405	$395

Increase in non-admitted asset	$(93)	$(180)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for incurred tax expense (benefit) on earnings is as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Federal income tax expense (benefit)	$63	$122	$(132)
Foreign income tax expense	10	10	10

	73	132	(122)
Federal income tax (benefit) expense on net capital (losses) gains	(1)	21	—

Federal and foreign income tax expense (benefit)	$72	$153	$(122)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2005	2004	Change
	(In Millions)
Deferred tax assets:
Reserve items	$624	$615	$9
Policy acquisition costs	428	422	6
Non-admitted assets	254	250	4
Policyholder dividend related items	240	212	28
Investment items	167	196	(29)
Unrealized investment losses	141	169	(28)
Pension and compensation related items	169	154	(101)
Other	292	228	180

Total deferred tax assets	2,315	2,246	69
Non-admitted deferred tax assets	(700)	(607)	(93)

Admitted deferred tax assets	1,615	1,639	(24)

Deferred tax liabilities:
Unrealized investment gains	509	611	(102)
Investment items	287	224	63
Deferred and uncollected premium	178	175	3
Pension items	177	167	10
Other	59	67	(8)

Total deferred tax liabilities	1,210	1,244	(34)

Net admitted deferred tax asset	$405	$395	$10

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following:

	Years Ended December 31,
	2005	2004
	(In Millions)
Change in deferred tax assets	$69	$233
Change in deferred tax liabilities	34	(29)

Increase in deferred tax asset	103	204
Tax effect of unrealized gains	(102)	(38)
Tax effect of unrealized losses	28	(107)

Increase in net deferred income taxes	$29	$59

As of December 31, 2005, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The provision for federal and foreign income tax expense is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2005		2004		2003
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$220	35%	$151	35%	$70	35%
Investment items	(64)	(10)	(51)	(12)	(138)	(69)
Tax credits	(50)	(8)	(46)	(11)	(38)	(19)
Policyholder dividends	(47)	(8)	52	12	(34)	(17)
Change in reserve valuation basis	(22)	(4)	—	—	—	—
Non-admitted assets	(6)	—	(6)	(1)	(52)	(26)
Other	12	2	(6)	(1)	(11)	(6)

Total	$43	7%	$94	22%	$(203)	(102)%

Federal and foreign income tax expense (benefit)	$72		$153		$(122)
Change in net deferred income taxes	(29)		(59)		(81)

Total statutory income taxes expense (benefit)	$43		$94		$(203)

During the year ended December 31, 2005, the Company paid federal income taxes in the amount of $340 million. In 2004, the Company received federal income tax refunds in the amount of $85 million. In 2003, the Company paid federal income taxes in the amount of

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

$107 million. As of December 31, 2005, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $21 million in 2005, $76 million in 2004 and $36 million in 2003.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Based on data released by the United States Internal Revenue Service (“IRS”) during 2005, the Company revised its estimate used at year end 2004.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. Certain affiliates of the Company, recorded on an equity method, repatriated $50 million under this provision during the 2005 calendar year. The Company would have paid approximately an additional $6 million in taxes on the repatriated earnings without the one-time dividend received deduction.

The Company plans to file its 2005 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement that allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The IRS has completed its examination of the Company’s income tax returns through 2000 and is currently examining 2001 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2005 and 2004 or for the three years ended December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its medium-term note programs through the use of derivatives. Capital invested by the Company in its international operations is not subject to currency exchange risk as the assets backing the capital are generally denominated in U.S. dollars.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $34 million, $32 million and $39 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Future minimum lease commitments are as follows:

(In Millions)
2006	$34
2007	30
2008	26
2009	19
2010	15
Thereafter	23

Total	$147

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, the Company is engaged in litigation related to the termination of its former Chief Executive Officer in June 2005. Further, the Company, along with several other defendants, has been named in an adversary proceeding in the Enron bankruptcy. While the Company is not aware of any actions or allegations that should

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2005, the Company received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses. As of December 31, 2005, the Company has paid $81 million of the original estimated liability of $268 million, resulting in a remaining estimated liability of approximately $187 million.

e.	Regulatory inquiries

The Company is subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their investigations and has responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, the Company has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. At December 31, 2005 and 2004, the Company had approximately $130 million and $1,325 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities. At December 31, 2005 and 2004, the Company had no liability attributable to the funding commitments or support agreement.

In the normal course of business, the Company enters into letter of credit arrangements. At December 31, 2005 and 2004, the Company had approximately $74 million and $46 million of outstanding letters of credit, respectively. At December 31, 2005 and 2004, the Company had no liability attributable to the letter of credit arrangements.

MMHLLC entered into an international asset management agreement that includes guarantees to pay damages suffered by a customer incurred as a result of breach of MMHLLC’s obligation under the agreement, and for any willful default, negligence or fraud by MMHLLC or its subsidiaries. At December 31, 2005, MMHLLC had no outstanding obligations attributable to these guarantees. This guarantee is subject to a $59 million limitation.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2005, the Company had outstanding commitments to purchase privately placed securities, real estate, mortgage loans and partnerships and LLCs, which totaled $495 million, $55 million, $1,295 million and $2,029 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

The Company had commitments related to property lease arrangements, certain indemnities and commitments made in connection with acquisitions, dispositions, investments and other business obligations in the normal course of business. At December 31, 2005 and 2004, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. At December 31, 2005 and 2004, the Company had no outstanding obligations attributable to these commitments and guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2005 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,824	17%
At book value less current surrender charge of 5% or more	435	1
At fair value	29,459	62

Subtotal	37,718	80%
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,330	5
Not subject to discretionary withdrawal	7,266	15

Total	$47,314	100%

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2005:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,020
Policyholders’ reserves - individual annuities	2,808
Policyholders’ reserves - guaranteed investment contracts	669
Deposit fund balances	4,339

Subtotal	16,836

Separate Account Annual Statement:
Annuities	29,452
Other annuity contract deposit funds and guaranteed interest contracts	1,026

Subtotal	30,478

Total	$47,314

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

Information regarding the separate accounts of the Company as of and for the period ended December 31, 2005 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$—	$—	$6,041	$6,041

Reserves:
For accounts with assets at:
Fair value	$1,019	$738	$29,409	$31,166
Amortized cost	—	—	476	476

Total reserves	1,019	738	29,885	31,642
Other liabilities	—	—	262	262

Total	$1,019	$738	$30,147	$31,904

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,019	$—	$—	$1,019
At book value without fair value adjustment and current surrender charge of 5% or more	—	—	399	399
At fair value	—	738	29,416	30,154
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	70	70

Subtotal	1,019	738	29,885	31,642
Other liabilities	—	—	262	262

Total	$1,019	$738	$30,147	$31,904

For the year ended December 31, 2005, transfers to separate accounts were $7,959 million and transfers from separate accounts were $6,550 million. The net transfers to separate accounts of $1,409 million were included in the Statutory Statements of Income.

17.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 Statutory Statement of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Consolidated Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $3,245 million, $1,125 million and $944 million for the years ended December 31, 2005, 2004 and 2003, respectively; (2) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004; (3) the conversion of bonds to stocks of $9 million, $29 million and $293 million for the years ended December 31, 2005, 2004 and 2003, respectively; and (4) the conversion of stocks to stocks of $123 million for the year ended December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2005 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Baring Asset Management Holdings, Inc.

MassMutual Baring Holding, LLC

Golden Retirement Resources Inc.

MassMutual Holdings (Bermuda) Ltd.

MML Financial, LLC

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 26.    Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account.(1)
	ii.	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the GVUL Segment of the Separate Account.(1)

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company.(1)
	ii.	Form of Broker-Dealer Selling Agreement.(1)

Exhibit (d)	i.	Form of Flexible Premium Adjustable Variable Life Certificate with Variable Rider(1)
	ii	Form of Accidental Death and Dismemberment Rider(2)
	iii	Form of Waiver of Monthly Charges Rider(2)
	iv	Form of Accelerated Benefits Rider(2)

Exhibit (e)	i.	Form of application for Flexible Premium Adjustable Variable Life Certificate with Variable Rider(3)

Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company.(1)
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company.(1)

Exhibit (g)	Form of Reinsurance Contracts(2)

Exhibit (h)	Form of Participation Agreements
	i	American Century Variable Portfolios, Inc.(4)
	ii.	Fidelity Variable Insurance Products Fund II(5)
	iii.	MFS Variable Insurance Trust(5)
	iv.	MML Series Investment Fund(6)
	v.	MML Series Investment Fund II(6)
	vi.	Oppenheimer Variable Account Funds(7)
	vii.	Panorama Series Fund, Inc.(1)
	viii.	T. Rowe Price Equity Series, Inc.(5)

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	a.	Consent of independent registered public accounting firm, KPMG LLP*
	ii.	Powers of Attorney(8)

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy.*

[1]	Incorporated by reference to the Initial Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on February 28, 1997.

2	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-22557 on Form N-6 filed with the Commission as an exhibit on February 20, 2003.
3	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-22557 on Form S-6 filed with the Commission as an exhibit on May 1, 1997.
4	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 on Form S-6 filed with the Commission as an exhibit on May 26, 1998.
5	Incorporated by reference to the Initial Registration Statement No. 333-65887 on Form S-6 filed with the Commission as an exhibit on October 20, 1998.
6	Incorporated by reference to Initial Registration Statement No. 333-130156 on Form N-4, filed with the Commission as an exhibit on December 6, 2005.
7	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991 on Form N-4, filed with the Commission as an exhibit in April 2006.
8	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-130156, filed with the Commission as an Exhibit on Form N-4 in April 2006.
*	Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

James R. Birle, Chairman 1295 State Street Springfield, MA 01111	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Stuart H. Reese, Director, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Executive Vice Presidents:

Frederick Castellani 1295 State Street Springfield, MA 01111	John V. Murphy 1295 State Street Springfield, MA 01111

Roger Crandall 1295 State Street Springfield, MA 01111	Mark Roellig 1295 State Street Springfield, MA 01111

William F. Glavin 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc. (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

g.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

h.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (10% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	Golden Retirement Resources, Inc. (June 16, 2000), a Delaware corporation that develops insurance-related products.

7.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

8.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

9.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

10.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

11.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

12.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

13.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

14.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

d.	MML Financial Products, LLC (April 14, 2005) is a Delaware limited liability company that is authorized to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily enters into derivatives transactions in the form of credit default swaps.

15.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.)	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

iii.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

i.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

G.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

•	Oppenheimer Bond Fund Series

•	Oppenheimer Integrity Funds

•	Oppenheimer International Large-Cap Core Trust

•	Oppenheimer International Value Trust

•	Oppenheimer Main Street Funds, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust

•	Oppenheimer Principal Protected Trust II

•	Oppenheimer Principal Protected Trust III

•	Oppenheimer Quest for Value Funds

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer Variable Account Funds

•	Rochester Portfolio Series

Item 29.	Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;
(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 30. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Peter G. Lahaie	President Chief Executive Officer Main OSJ Supervisor Chief Financial Officer Treasurer	1295 State Street Springfield, MA 01111-0001

Thomas A. Monti	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual L.L.C.	1295 State Street Springfield, MA 01111-0001

Ronald E. Thomson	Vice President	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	1295 State Street Springfield, MA 01111-0001

William F. Monroe, Jr.	Vice President	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Anne Melissa Dowling	Large Corporate Markets Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

David W. O’Leary	Hartford OSJ Supervisor Variable Annuity Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Michael Tanguay	Registration Manager	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Donna K. Resutek	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

(c)

Name of Principal Underwriter	Net Underwriting Commissions/1/	Other Compensation
MML Distributors, LLC		$72,566/2/

[1]	Commissions will be paid through MML Distributors and MML ISI to agents and selling brokers for selling the policy. During January 1, 2005 through December 31, 2005, commissions paid were $4,011,032.

[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2005 was $72,566.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33	Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Variable Rider to the Group Universal Life Insurance Certificate described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 11 to Registration No. 333-22557 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to Registration Statement No. 333-22557 to be signed on its behalf by the undersigned, duly authorized in the City of Springfield and the Commonwealth of Massachusetts on the 24th day of April, 2006.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

    (Depositor)

By:	/s/ Stuart H. Reese*

Stuart H. Reese, Director, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

/s/ Stephen L. Kuhn *Stephen L. Kuhn	On April 24, 2006, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 11 to Registration Statement No. 333-22557 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STUART H. REESE* Stuart H. Reese	Director, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2006

/s/ MICHAEL T. ROLLINGS* Michael T. Rollings	Senior Vice President and Acting Chief Financial Officer (Principal Financial Officer)	April 24, 2006

/s/ NORMAN A. SMITH* Norman A. Smith	Vice President and Controller (Principal Accounting Officer)	April 24, 2006

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2006

/s/ JAMES R. BIRLE* James R. Birle	Director	April 24, 2006

/s/ GENE CHAO* Gene Chao	Director	April 24, 2006

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2006

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2006

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 24, 2006

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 24, 2006

/S/ ROBERT ESSNER* Robert Essner	Director	April 24, 2006

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2006

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 24, 2006

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2006

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2006

/S/ MARC RACICOT* Marc Racicot	Director	April 24, 2006

/s/ STEPHEN L. KUHN *Stephen L. Kuhn	On April 24, 2006, as Attorney-in-Fact pursuant to powers of attorney

INDEX TO EXHIBITS

Exhibit	(k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit	(n)	i. a. Consent of Independent Registered Public Accounting Firm-KPMG LLP

Exhibit	(q)	SEC Procedures Memorandum